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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-10223

ING Senior Income Fund

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company, 1209 Orange
Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:	February 28

Date of reporting period:	February 28, 2009

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Funds

Annual Report

February 28, 2009

ING Senior Income Fund

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This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds' investment objectives, risks, charges, expenses and other information. This information should be read carefully.

ING Senior Income Fund

ANNUAL REPORT

February 28, 2009

Table of Contents

Portfolio Managers' Report	2

Report of Independent Registered Public Accounting Firm	8

Statement of Assets and Liabilities	9

Statement of Operations	11

Statements of Changes in Net Assets	12

Statement of Cash Flows	13

Financial Highlights	14

Notes to Financial Statements	17

Additional Information	27

Portfolio of Investments	28

Tax Information	58

Trustee and Officer Information	59

Advisory Contract Approval Discussion	64

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ING Senior Income Fund

PORTFOLIO MANAGERS' REPORT

Dear Shareholders:

ING Senior Income Fund (the "Fund") is a continuously offered, diversified, closed-end management investment company that seeks to provide investors with a high level of monthly income. The Fund seeks to achieve this objective by investing in a professionally managed portfolio comprised primarily of senior loans.

PORTFOLIO CHARACTERISTICS AS OF FEBRUARY 28, 2009
Net Assets	$620,190,628
Total Assets	$780,955,701
Assets Invested in Senior Loans	$738,461,942
Senior Loans Represented	461
Average Amount Outstanding per Loan	$1,601,870
Industries Represented	35
Average Loan Amount per Industry	$21,098,913
Portfolio Turnover Rate (YTD)	10%
Weighted Average Days to Interest Rate Reset	36
Average Loan Final Maturity	55 months
Total Leverage as a Percentage of Total Assets	19.46%

PERFORMANCE SUMMARY

During the year ended February 28, 2009, the Fund's Class A and Class Q shares each distributed total dividends from income of $0.77, resulting in an average annualized distribution rate of 7.55%(1) and 7.60%(1), respectively. During the same period, the Fund's Class B and Class C shares each distributed total dividends from income of $0.71, resulting in an average annualized distribution rate of 7.08%(1) and 7.07%(1), respectively. Since the Classes' inception on April 15, 2008 through February 28, 2009, Class I and Class W shares each distributed total dividends from income of $0.62, resulting in an average annualized distribution rate of 7.61%(1) and 7.58%(1), respectively.

The Fund's total return for the year ended February 28, 2009, excluding sales charges, for Class A, Class B, Class C and Class Q was (29.08)%, (29.47)%, (29.42)% and (29.11)%, respectively. For the same period, the S&P/LSTA Leveraged Loan Index ("Index")(2) had a gross return of (18.67)%. The Fund's total return for the period beginning April 15, 2008 through February 28, 2009, excluding sales charges, for Class I and Class W was (30.38)% and (30.07)%, respectively. For the period beginning May 1, 2008 through February 28, 2009, the Index had a gross return of (21.49)%.

MANAGERS' COMMENTARY

The Fund's performance for the fiscal year ended February 28, 2009 was negatively impacted by the dramatic and unprecedented events that occurred across global financial and credit markets during the second half of 2008. The use of leverage by the Fund for investment purposes (discussed below) had a amplifying effect on the Fund's negative returns during the period, and was the primary factor contributing to the Fund's underperformance relative to the Index. The

(1)  The distribution rate is calculated by annualizing dividends declared during the period and dividing the resulting annualized dividend by the Fund's average month-end net asset value. The distribution rate is based solely on the actual dividends and distributions, which are made at the discretion of management. The distribution rate may or may not include all investment income and ordinarily will not include capital gains or losses, if any.

(2)  The Index is an unmanaged total return index that captures accrued interest, repayments, and market value changes. It represents a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers. Standard & Poor's and the Loan Syndications and Trading Association ("LSTA") conceived the LLI to establish a performance benchmark for the syndicated leveraged loan industry. An investor cannot invest directly in an index.

ING Senior Income Fund

PORTFOLIO MANAGERS' REPORT (continued)

Fund also had an investment of approximately 10% in loans issued by foreign obligors, primarily companies domiciled in western Europe. The European loan market experienced a price correction similar to that in the U.S. during the latter part of 2008, but on a lagged basis. As a result, that portion of the Fund's portfolio underperformed relative to the Index during the Fund's fiscal year.

TOP TEN SENIOR LOAN ISSUERS AS OF FEBRUARY 28, 2009 AS A PERCENTAGE OF:
	TOTAL ASSETS	NET ASSETS
Cequel Communications, LLC	3.3%	4.1%
Metro-Goldwyn-Mayer, Inc.	2.3%	2.9%
Norwood Promotional Products	2.1%	2.6%
Univision Communications, Inc.	1.8%	2.3%
Hotel Del Coronado	1.6%	2.0%
Idearc, Inc.	1.4%	1.8%
UPC Financing Partnership	1.4%	1.7%
CHS/Community Health Systems, Inc.	1.3%	1.6%
Texas Competitive Electric Holdings Company, LLC	1.2%	1.6%
Charter Communications Operating, LLC	1.1%	1.3%

As the latter half of 2008 unfolded, the depth and breadth of the current financial crisis, and the rapidly growing sense that the ongoing economic downturn may be more severe and long-lasting than originally envisioned, made the market environment that defined most of the Fund's 2009 fiscal year the most challenging in recent memory. Very few asset classes went unaffected. Equities, bonds and loans, both domestic and those from non-U.S. issuers, traded off significantly during the latter part of 2008, impacted by unfavorable economic data, declining corporate earnings and valuations, and palpable unease about the soundness of the global financial system.

Specific to credit markets, negative investor sentiment was compounded by a continued wave of forced selling on the part of certain funds needing to reduce leverage and/or meet redemptions, and a spike in credit ratings downgrades. October and November were particularly difficult in the loan market, as the Index lost 13.2% and 8.5%, respectively (the former representing the worst monthly loss on record). For the full year ended December 31, 2008, the Index was down 29.10%, versus a positive 2.02% for 2007.

TOP TEN INDUSTRY SECTORS AS OF FEBRUARY 28, 2009 AS A PERCENTAGE OF:
	TOTAL ASSETS	NET ASSETS
Healthcare, Education and Childcare	9.5%	12.0%
North American Cable	8.2%	10.4%
Printing & Publishing	6.8%	8.6%
Retail Stores	6.2%	7.8%
Utilities	5.8%	7.3%
Chemicals, Plastics & Rubber	4.9%	6.2%
Radio and TV Broadcasting	4.8%	6.0%
Leisure, Amusement, Entertainment	4.5%	5.6%
Personal & Nondurable Consumer Products	4.2%	5.3%
Data and Internet Services	4.2%	5.3%

Default rates continued to rise in the period, exacerbated by a noticeable reduction in overall credit availability. The Index closed out the Fund's fiscal year with a lagging twelve-month default rate of 5.25%, by principal amount, up from 2.03% at the end of the Fund's previous financial reporting period (August 31, 2008). In contrast, by virtue of our disciplined investment approval and monitoring process, the Fund has not been materially invested in the most problematic industry sectors and has thus far continued to outperform the Index with regard to defaults. As of February 28, 2009, 1.88% of the Fund's investments had experienced a default. The Fund's non-performing ratio at that time was 0.72%. The avoidance of default-related loss will be an integral component to performance going forward, since, absent default, loans are contractually obligated to return par upon repayment.

ING Senior Income Fund

PORTFOLIO MANAGERS' REPORT (continued)

Since the end of 2008, the tone and performance of the senior bank loan market has improved noticeably, due largely to a significantly better technical position, as the supply of new loans remains historically low and forced selling, while still largely unpredictable, continues to moderate. Additionally, financial market participants have greeted, generally warmly, the new government economic stimulus packages aimed at reviving the financial system and rekindling demand for financial assets. While neither the TARP nor TALF programs are expected to have a material influence on loan prices directly, we believe these proposals, properly executed, are likely to stimulate demand in credit markets overall, potentially attracting capital and driving investors to seek out various relative value opportunities. Under this scenario, we also believe the total return opportunity implied by current loan prices is likely to further increase interest from both new and traditional loan investors.

While the loan market's technical position has been improving since the turn of the new year, the fundamentals (i.e., default and recovery rates, and the broader economic outlook) have been deteriorating. The Commerce Department has announced that the U.S. Gross Domestic Product contracted by 6.2% in the last quarter of 2008, the steepest slide since the second quarter of 1982 when GDP fell 6.4%. Further, employment losses are clearly escalating.

Leading indicators do not point to a near-term reversal or a substantially different set of outcomes for a good portion, if not all, of this year. Consequently, we expect the loan market's default rate to rise further, perhaps exceeding the recorded highs. And while the market will see its share of default related losses as this credit cycle unfolds, do recall that default does not necessarily translate into realized loss in the senior bank loan category, given the secured nature of the asset class. We believe that our strategy, one that emphasizes senior first-lien secured bank loans with generally better credit quality and liquidity than the benchmark, combined with rigorous ongoing monitoring, has the potential to continue the Fund's favorable experience in terms of non-performing assets.

USE OF LEVERAGE

During periods of highly volatile loan prices, the Fund's use of leverage for investment purposes will typically have a magnifying impact on performance. As of February 28, 2009, the Fund's leverage consisted of $152 million outstanding under $300 million of revolving credit facilities.

Using leverage for investment purposes involves borrowing at a floating short-term rate, and seeking to invest those proceeds at a higher floating rate. Unlike traditional fixed income asset classes, using leverage in the floating rate senior loan asset class should not expose investors to the same degree of risk from rising short-term interest rates, as the income produced from the Fund's loan investments will adjust in a fashion consistent with the Fund's borrowing costs. The use of leverage can, however, magnify the erosion of the Fund's net asset value in declining markets.

ING Senior Income Fund

PORTFOLIO MANAGERS' REPORT (continued)

Jeffrey A. Bakalar Senior Vice President Senior Portfolio Manager ING Investment Management Co.	Daniel A. Norman Senior Vice President Senior Portfolio Manager ING Investment Management Co.

ING Senior Income Fund
April 2, 2009

ING Senior Income Fund

PORTFOLIO MANAGERS' REPORT (continued)

	Average Annual Total Net Returns for the Periods Ended February 28, 2009
	1 Year	3 Years	5 Years	April 2, 2001	April 15, 2008
Including Sales Charge:
Class A(1)	(30.86)%	(12.37)%	(6.28)%	(1.27)%	—
Class B(2)	(31.45)%	(12.59)%	(6.01)%	(1.80)%	—
Class C(3)	(30.08)%	(12.09)%	(5.85)%	(1.78)%	—
Class I	—	—	—	—	(30.38)%
Class Q	(29.11)%	(11.66)%	(5.39)%	(1.33)%	—
Class W	—	—	—	—	(30.07)%
Excluding Sales Charge:
Class A	(29.08)%	(11.63)%	(5.36%)	(1.27)%	—
Class B	(29.47)%	(12.11)%	(5.87)%	(1.80)%	—
Class C	(29.42)%	(12.09)%	(5.85)%	(1.78)%	—
Class I	—	—	—	—	(30.38)%
Class Q	(29.11)%	(11.66)%	(5.39)%	(1.33)%	—
Class W	—	—	—	—	(30.07)%
S&P/LSTA Leveraged Loan Index(4)	(18.67)%	(6.19)%	(1.80)%	0.70%	(21.49)%

Total net returns reflect that ING Investments, LLC (the Fund's "Investment Adviser") may have waived, reimbursed or recouped fees and expenses otherwise payable by the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's future performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month-end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)  Return calculations for the period beginning April 2, 2001 through June 30, 2002, reflect no deduction of a front-end sales charge. Return calculations for the period beginning July 1, 2002 through October 10, 2004, reflect deduction of the maximum Class A sales charge of 4.75%. Return calculations with a starting date after October 11, 2004 are based on a 2.50% sales charge. There is no front-end sales charge if you purchase Class A common shares in an amount of $1 million or more. However, the shares will be subject to a 1.00% Early Withdrawal Charge ("EWC") if they are repurchased by the Fund within one year of purchase.

(2)  Class B maximum EWC is 3% in the first year, declining to 1% in the fifth year and eliminated thereafter.

(3)  Class C maximum EWC is 1% for the first year.

(4)  Source: S&P/Loan Syndications and Trading Association. The S&P/LSTA Leveraged Loan Index is an unmanaged total return index that captures accrued interest, repayments, and market value changes. It represents a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers. Standard & Poor's and the LSTA conceived the LLI to establish a performance benchmark for the syndicated leveraged loan industry. An investor cannot invest directly in an index. Since inception performance for the index is shown from April 1, 2001 for Class A, B, C and Class Q common shares. Since inception performance for the index is shown from May 1, 2008 for Class I and Class W common shares.

ING Senior Income Fund

PORTFOLIO MANAGERS' REPORT (continued)

YIELDS AND DISTRIBUTION RATES
	30-Day SEC Yields(1)
	Class A	Class B	Class C	Class I	Class Q	Class W
February 28, 2009	6.66%	6.32%	6.32%	7.16%	6.85%	7.13%
February 29, 2008	7.24%	6.92%	6.92%	—	7.44%	—
	Average Annualized Distribution Rates(2)
	Class A	Class B	Class C	Class I	Class Q	Class W
February 28, 2009	7.55%	7.08%	7.07%	7.61%	7.60%	7.58%
February 29, 2008	7.12%	6.61%	6.60%	—	7.16%	—

(1)  Yield is calculated by dividing the Fund's net investment income per share for the most recent thirty days by the net asset value. Yield calculations do not include any commissions or sales charges, and are compounded for six months and annualized for a twelve-month period to derive the Fund's yield consistent with the Securities Exchange Commission standardized yield formula for open-end investment companies.

(2)  Distribution Rates are calculated by annualizing dividends declared during the period (i.e., by dividing the monthly dividend amount by the number of days in the month and multiplying by the number of days in the fiscal year) and then dividing the resulting annualized dividend by the month-ending NAV.

Risk is inherent in all investing. The following are the principal risks associated with investing in the Fund. This is not, and is not intended to be, a description of all risks of investing in the Fund. A more detailed description of the risks of investing in the Fund is contained in the Fund's current prospectus.

Credit Risk: The Fund invests a substantial portion of its assets in below investment grade senior loans and other below investment grade assets. Below investment grade loans involve a greater risk that borrowers may not make timely payment of the interest and principal due on their loans. They also involve a greater risk that the value of such loans could decline significantly. If borrowers do not make timely payments of the interest due on their loans, the yield on the Fund's common shares will decrease. If borrowers do not make timely payment of the principal due on their loans, or if the value of such loans decreases, the value of the Fund's NAV will decrease.

Interest Rate Risk: Changes in short-term market interest rates will directly affect the yield on the Fund's common shares. If short-term market interest rates fall, the yield on the Fund will also fall. To the extent that the interest rate spreads on loans in the Fund experience a general decline, the yield on the Fund will fall and the value of the Fund's assets may decrease, which will cause the Fund's value to decrease. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on assets in the Fund's portfolio, the impact of rising rates will be delayed to the extent of such lag.

Leverage Risk: The Fund's use of leverage through borrowings or the issuance of preferred shares can adversely affect the yield on the Fund's Common Shares. To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund's Common Shares will decrease. In addition, in the event of a general market decline in the value of assets such as those in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage. The Fund also faces the risk that it might have to sell assets at relatively less advantageous times if it were forced to de-leverage if a source of leverage becomes unavailable.

Liquidity Risk: The Fund does not repurchase its shares on a daily basis and no market for the Fund's Common Shares is expected to exist. To provide a measure of liquidity, the Fund will normally make monthly repurchase offers of not more than 10% of its outstanding Common Shares. If more than the respective monthly repurchase offer of Common Shares are tendered, investors may not be able to completely liquidate their holdings in any one month. Shareholders also will not have liquidity between these monthly repurchase dates. For the months of March 2008 and April 2008, the Fund received redemption requests in excess of the respective monthly repurchase offer amounts and therefore had to reduce such requests pro rata.

ING Senior Income Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees
ING Senior Income Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of ING Senior Income Fund, as of February 28, 2009, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ING Senior Income Fund as of February 28, 2009, the results of its operations and its cash flows, the changes in its net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
April 29, 2009

ING Senior Income Fund

STATEMENT OF ASSETS AND LIABILITIES as of February 28, 2009

ASSETS:
Investments in securities at value (Cost $1,201,544,276)	$742,950,884
Cash	11,261,001
Foreign currencies at value (Cost $1,928,425)	1,930,975
Receivables:
Investment securities sold	15,972,058
Fund shares sold	1,007,568
Interest	5,774,748
Other	14,549
Unrealized appreciation on forward foreign currency contracts	1,750,981
Reimbursement due from manager	251,468
Prepaid expenses	41,469
Total assets	780,955,701
LIABILITIES:
Payable for investment securities purchased	1,419,527
Notes payable	152,000,000
Accrued interest payable	382,174
Deferred arrangement fees on senior loans	440,667
Payable to affiliates	777,971
Income distribution payable	1,532,838
Unrealized depreciation on forward foreign currency contracts	70,377
Unrealized depreciation on unfunded commitments	2,786,065
Accrued trustees fees	67,459
Other accrued expenses and liabilities	1,287,995
Total liabilities	160,765,073
NET ASSETS	$620,190,628
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$1,213,277,386
Undistributed net investment income	23,453,876
Accumulated net realized loss on investments and foreign currency related transactions	(156,212,301)
Net unrealized depreciation on investments, foreign currency related transactions, and unfunded commitments	(460,328,333)
NET ASSETS	$620,190,628

See Accompanying Notes to Financial Statements

ING Senior Income Fund

STATEMENT OF ASSETS AND LIABILITIES as of February 28, 2009 (continued)

Class A
Net assets	$278,225,219
Shares authorized	unlimited
Par value	$0.01
Shares outstanding	31,849,421
Net asset value and redemption price per share	$8.74
Maximum offering price per share (2.50%)(1)	$8.96
Class B
Net assets	$32,837,790
Shares authorized	unlimited
Par value	$0.01
Shares outstanding	3,768,190
Net asset value and redemption price per share(2)	$8.71
Class C
Net assets	$280,599,470
Shares authorized	unlimited
Par value	$0.01
Shares outstanding	32,151,883
Net asset value and redemption price per share(2)	$8.73
Class I
Net assets	$1,965
Shares authorized	unlimited
Par value	$0.01
Shares outstanding	227
Net asset value and redemption price per share	$8.67
Class Q
Net assets	$24,324,224
Shares authorized	unlimited
Par value	$0.01
Shares outstanding	2,800,852
Net asset value and redemption price per share	$8.68
Class W
Net assets	$4,201,960
Shares authorized	unlimited
Par value	$0.01
Shares outstanding	482,382
Net asset value and redemption price per share	$8.71

(1)  Maximum offering price is computed at 100/97.50 of net asset value. On purchases of $100,000 or more, the offering price is reduced.

(2)  Redemption price per share may be reduced for any applicable contingent deferred sales charge.

See Accompanying Notes to Financial Statements

ING Senior Income Fund

STATEMENT OF OPERATIONS for the Year Ended February 28, 2009

INVESTMENT INCOME:
Dividends	$55,506
Interest	90,870,148
Arrangement fees earned	399,284
Other	1,097,380
Total investment income	92,422,318
EXPENSES:
Investment management fees	10,233,579
Administration fees	1,279,198
Distribution and service fees:
Class A	1,101,396
Class B	544,671
Class C	3,415,762
Class Q	96,029
Transfer agent fees:
Class A	302,339
Class B	37,415
Class C	312,643
Class Q	26,349
Class W	1,568
Shareholder reporting expense	225,166
Interest expense	11,922,721
Custodian fees	610,582
Professional fees	314,154
Trustees' fees	98,481
SEC Registration fees	132,780
Postage expense	779,582
Miscellaneous expense	122,434
Total expenses	31,556,849
Less:
Net waived and reimbursed fees	(1,154,965)
Net expenses	30,401,884
Net investment income	62,020,434
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, PAYMENTS BY AFFILIATES, AND UNFUNDED COMMITMENTS:
Net realized gain (loss) on:
Investments	(136,457,219)
Foreign currency related transactions	23,276,604
Payments by affiliates	298,074
Net realized loss on investments, foreign currency related transactions, and payments by affiliates	(112,882,541)
Net change in unrealized appreciation or depreciation on:
Investments	(248,643,171)
Foreign currency related transactions	4,203,939
Unfunded commitments	(382,797)
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, and unfunded commitments	(244,822,029)
Net realized and unrealized loss on investments, foreign currency related transactions, payments by affiliates, and unfunded commitments	(357,704,570)
Decrease in net assets resulting from operations	$(295,684,136)

See Accompanying Notes to Financial Statements

ING Senior Income Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended February 28, 2009	Year Ended February 29, 2008
FROM OPERATIONS:
Net investment income	$62,020,434	$126,786,288
Net realized loss on investments, foreign currency related transactions, and payments by affiliates	(112,882,541)	(28,157,306)
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, and unfunded commitments	(244,822,029)	(247,740,368)
Decrease in net assets resulting from operations	(295,684,136)	(149,111,386)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(28,839,390)	(50,570,172)
Class B	(3,294,298)	(5,246,598)
Class C	(27,498,197)	(44,535,539)
Class I	(149)	—
Class Q	(2,516,784)	(6,099,213)
Class W	(115,014)	—
Net realized gains:
Class A	—	(1,182,115)
Class B	—	(148,822)
Class C	—	(1,241,046)
Class Q	—	(116,903)
Tax return of capital:
Class A	—	(9,354,901)
Class B	—	(1,042,664)
Class C	—	(8,907,689)
Class Q	—	(1,143,727)
Decrease in net assets from distributions to shareholders	(62,263,832)	(129,589,389)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	139,832,162	498,743,998
Reinvestment of distributions	36,985,628	85,200,633
	176,817,790	583,944,631
Cost of shares repurchased	(549,775,544)	(1,127,661,585)
Net decrease in net assets resulting from capital share transactions	(372,957,754)	(543,716,954)
Net decrease in net assets	(730,905,722)	(822,417,729)
NET ASSETS:
Beginning of year	1,351,096,350	2,173,514,079
End of year	$620,190,628	$1,351,096,350
Undistributed net investment income at end of year	$23,453,876	$420,670

See Accompanying Notes to Financial Statements

ING Senior Income Fund

STATEMENT OF CASH FLOWS for the Year Ended February 28, 2009

INCREASE (DECREASE) IN CASH Cash Flows From Operating Activities:
Interest received	$98,288,964
Dividends received	55,506
Arrangement fees received	164,179
Other income received	1,126,677
Interest paid	(13,860,359)
Other operating expenses paid	(19,061,762)
Purchases of investments	(122,311,528)
Proceeds on sale of investments	841,970,242
Net cash provided by operating activities	786,371,919
Cash Flows From Financing Activities:
Distributions paid to common shareholders	(26,519,071)
Proceeds from capital shares sold	144,272,213
Disbursements for capital shares repurchased	(549,775,544)
Net decrease in notes payable	(392,000,000)
Net cash flows used in financing activities	(824,022,402)
Net decrease in cash	(37,650,483)
Cash at beginning of year	48,911,484
Cash at end of year	$11,261,001
Reconciliation of Decrease in Net Assets Resulting from Operations to Net Cash provided by Operating Activities:
Decrease in net assets resulting from operations	$(295,684,136)
Adjustments to reconcile decrease in net assets resulting from operations to net cash provided by operating activities:
Change in unrealized appreciation/depreciation on investments	248,643,171
Change in unrealized appreciation/depreciation on foreign currencies	(8,390)
Change in unrealized appreciation/depreciation on forward currency contracts	(5,117,578)
Change in unrealized depreciation on unfunded commitments	382,797
Change in unrealized appreciation on other assets and liabilities	922,029
Net accretion of discounts on investments	(6,022,384)
Net amortization of premiums on investments	302,928
Net realized loss on investments, foreign currency related transactions and payments by affiliates	112,882,541
Purchases of investments	(122,311,528)
Proceeds on sale of investments	841,970,242
Decrease in other assets	29,297
Decrease in interest receivable	13,138,272
Increase in reimbursement due from manager	(251,468)
Decrease in prepaid expenses	23,032
Decrease in deferred arrangement fees on revolving credit facilities	(235,105)
Decrease in accrued interest payable	(1,937,638)
Decrease in payable to affiliates	(1,175,773)
Decrease in accrued trustee fees	(44,113)
Increase in accrued expenses	865,723
Total adjustments	1,082,056,055
Net cash provided by operating activities	$786,371,919
Non Cash Financing Activities
Receivable for shares sold	$1,007,568
Reinvestment of distributions	$36,985,628

See Accompanying Notes to Financial Statements

ING SENIOR INCOME FUND  FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding for each year.

	Class A
	Year Ended February 28 or 29,
	2009		2008	2007	2006	2005
Per Share Operating Performance:
Net asset value, beginning of year	$13.21		15.57	15.56	15.59	15.47
Income (loss) from investment operations:
Net investment income	$0.77		1.04	1.01	0.78	0.55
Net realized and unrealized gain (loss) on investments	$(4.47)		(2.35)	0.02	(0.03)	0.18
Total income (loss) from investment operations	$(3.70)		(1.31)	1.03	0.75	0.73
Less distributions from:
Net investment income	$0.77		0.95	1.02	0.78	0.56
Net realized gains on investments	$—		0.03	—	—	0.05
Return of capital	$—		0.07	—	—	—
Total distributions	$0.77		1.05	1.02	0.78	0.61
Net asset value, end of year	$8.74		13.21	15.57	15.56	15.59
Total Investment Return(1)%	(29.08	)(a)	(8.94)	6.84	4.96	4.80
Ratios and Supplemental Data:
Net assets, end of year (000's)	$278,225		595,017	998,140	918,621	736,740
Average borrowings (000's)(2)	$288,762		426,164	404,137	325,044	34,767
Asset coverage per $1,000 of debt	$5,080		3,484	10,171	6,519	1,251
Ratios to average net assets after reimbursement/recoupment:
Expenses (before interest and other fees related to revolving credit facility)(3)%	1.61		1.53	1.50	1.50	1.34
Expenses (with interest and other fees related to revolving credit facility)(3)%	2.81		2.81	2.56	2.20	1.45
Net investment income(3)%	6.52		6.85	6.42	4.98	3.49
Ratios to average net assets before reimbursement/recoupment:
Expenses (before interest and other fees related to revolving credit facility)(3)%	1.71		1.53	1.48	1.48	1.35
Expenses (with interest and other fees related to revolving credit facility)(3)%	2.91		2.81	2.54	2.18	1.46
Net investment income(3)%	6.42		6.85	6.44	5.00	3.48
Portfolio turnover rate %	10		56	57	82	82
Shares outstanding at end of year (000's)	31,849		45,039	64,122	59,029	47,252
	Class B
	Year Ended February 28 or 29,
	2009		2008	2007	2006	2005
Per Share Operating Performance:
Net asset value, beginning of year	$13.17		15.53	15.53	15.57	15.45
Income (loss) from investment operations:
Net investment income	$0.70		0.96	0.92	0.70	0.47	*
Net realized and unrealized gain (loss) on investments	$(4.45)		(2.34)	0.02	(0.04)	0.18	*
Total income (loss) from investment operations	$(3.75)		(1.38)	0.94	0.66	0.65
Less distributions from:
Net investment income	$0.71		0.94	0.94	0.70	0.48
Net realized gains on investments	$—		0.03	—	—	0.05
Return of capital	$—		0.01	—	—	—
Total distributions	$0.71		0.98	0.94	0.70	0.53
Net asset value, end of year	$8.71		13.17	15.53	15.53	15.57
Total Investment Return(1)%	(29.47	)(a)	(9.43)	6.26	4.37	4.28
Ratios and Supplemental Data:
Net assets, end of year (000's)	$32,838		75,885	111,749	120,254	125,200
Average borrowings (000's)(2)	$288,762		426,164	404,137	325,044	34,767
Asset coverage per $1,000 of debt	$5,080		3,484	10,171	6,519	1,251
Ratios to average net assets after reimbursement/recoupment:
Expenses (before interest and other fees related to revolving credit facility)(3)%	2.11		2.04	2.00	1.99	1.87
Expenses (with interest and other fees related to revolving credit facility)(3)%	3.31		3.35	3.06	2.69	1.94
Net investment income(3)%	6.02		6.36	5.91	4.45	2.93
Ratios to average net assets before reimbursement/recoupment:
Expenses (before interest and other fees related to revolving credit facility)(3)%	2.46		2.29	2.23	1.97	2.13
Expenses (with interest and other fees related to revolving credit facility)(3)%	3.66		3.60	3.29	2.67	2.19
Net investment income(3)%	5.67		6.11	5.68	4.47	2.67
Portfolio turnover rate %	10		56	57	82	82
Shares outstanding at end of year (000's)	3,768		5,760	7,195	7,742	8,043

(1)  Total investment return has been calculated assuming a purchase at the beginning of each period and a sale at the end of each period and assumes reinvestment of dividends and capital gain distributions, if any, on the dividend/distribution date. Total investment return does not include sales load.

(2)  Based on the active days of borrowing.

(3)  The Investment Adviser has agreed to limit expenses excluding interest, taxes, brokerage commissions, leverage expenses, other investment related costs and extraordinary expenses, subject to possible recoupment by the Investment Adviser within three years to the following: Class A – 0.90% of Managed Assets plus 0.45% of average daily net assets; Class B – 0.90% of Managed Assets plus 1.20% of average daily net assets; Class C – 0.90% of Managed Assets plus 0.95% of average daily net assets; Class I – 0.90% of Managed Assets plus 0.20% of average daily net assets; Class Q – 0.90% of Managed Assets plus 0.45% of average daily net assets; and Class W – 0.90% of Managed Assets plus 0.20% of average daily net assets.

*  Calculated using average number of shares outstanding throughout the period.

(a)  There was no impact on total return due to payments by affiliates.

See Accompanying Notes to Financial Statements

ING SENIOR INCOME FUND (CONTINUED)  FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding for each period.

	Class C
	Year Ended February 28 or 29,
	2009		2008	2007	2006	2005
Per Share Operating Performance:
Net asset value, beginning of year	$13.19		15.55	15.55	15.58	15.46
Income (loss) from investment operations:
Net investment income	$0.71		0.96	0.93	0.70	0.47
Net realized and unrealized gain (loss) on investments	$(4.46)		(2.34)	0.01	(0.03)	0.18
Total income (loss) from investment operations	$(3.75)		(1.38)	0.94	0.67	0.65
Less distributions from:
Net investment income	$0.71		0.88	0.94	0.70	0.48
Net realized gains on investments	$—		0.03	—	—	0.05
Return of capital	$—		0.07	—	—	—
Total distributions	$0.71		0.98	0.94	0.70	0.53
Net asset value, end of year	$8.73		13.19	15.55	15.55	15.58
Total Investment Return(1)%	(29.42	)(a)	(9.42)	6.25	4.44	4.28
Ratios and Supplemental Data:
Net assets, end of year (000's)	$280,599		625,516	927,950	923,549	830,584
Average borrowings (000's)(2)	$288,762		426,164	404,137	325,044	34,767
Asset coverage per $1,000 of debt	$5,080		3,484	10,171	6,519	1,251
Ratios to average net assets after reimbursement/recoupment:
Expenses (before interest and other fees related to revolving credit facility)(3)%	2.11		2.04	2.00	1.99	1.83
Expenses (with interest and other fees related to revolving credit facility)(3)%	3.31		3.35	3.06	2.69	1.94
Net investment income(3)%	6.02		6.35	5.92	4.46	2.88
Ratios to average net assets before reimbursement/recoupment:
Expenses (before interest and other fees related to revolving credit facility)(3)%	2.21		2.04	1.98	1.97	1.83
Expenses (with interest and other fees related to revolving credit facility)(3)%	3.41		3.35	3.04	2.67	1.95
Net investment income(3)%	5.92		6.35	5.93	4.48	2.87
Portfolio turnover rate %	10		56	57	82	82
Shares outstanding at end of year (000's)	32,152		47,406	59,679	59,402	53,316

	Class I
	April 15, 2008(5) to February 28, 2009
Per Share Operating Performance:
Net asset value, beginning of period	$13.24
Income (loss) from investment operations:
Net investment income	$0.66
Net realized and unrealized loss on investments	$(4.61)
Total loss from investment operations	$(3.95)
Less distributions from:
Net investment income	$0.62
Total distributions	$0.62
Net asset value, end of period	$8.67
Total Investment Return(1)%	(30.38	)(a)
Ratios and Supplemental Data:
Net assets, end of period (000's)	$2
Average borrowings (000's)(2)	$288,762
Asset coverage per $1,000 of debt	$5,080
Ratios to average net assets after reimbursement/recoupment:
Expenses (before interest and other fees related to revolving credit facility)(3)(4)%	1.26
Expenses (with interest and other fees related to revolving credit facility)(3)(4)%	2.46
Net investment income(3)(4)%	6.87
Ratios to average net assets before reimbursement/recoupment:
Expenses (before interest and other fees related to revolving credit facility)(3)(4)%	1.36
Expenses (with interest and other fees related to revolving credit facility)(3)(4)%	2.56
Net investment income(3)(4)%	6.77
Portfolio turnover rate %	10
Shares outstanding at end of period (000's)	0	*

(1)  Total investment return has been calculated assuming a purchase at the beginning of each period and a sale at the end of each period and assumes reinvestment of dividends and capital gain distributions, if any, on the dividend/distribution date. Total investment return is not annualized for periods less than one year and does not include sales load.

(2)  Based on the active days of borrowing.

(3)  The Investment Adviser has agreed to limit expenses excluding interest, taxes, brokerage commissions, leverage expenses, other investment related costs and extraordinary expenses, subject to possible recoupment by the Investment Adviser within three years to the following: Class A – 0.90% of Managed Assets plus 0.45% of average daily net assets; Class B – 0.90% of Managed Assets plus 1.20% of average daily net assets; Class C – 0.90% of Managed Assets plus 0.95% of average daily net assets; Class I – 0.90% of Managed Assets plus 0.20% of average daily net assets; Class Q – 0.90% of Managed Assets plus 0.45% of average daily net assets; and Class W – 0.90% of Managed Assets plus 0.20% of average daily net assets.

(4)  Annualized for periods less than one year.

(5)  Commencement of operations.

*  Amount is less than 500.

(a)  There was no impact on total return due to payments by affiliates.

See Accompanying Notes to Financial Statements

ING SENIOR INCOME FUND (CONTINUED)  FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding for each period.

	Class Q
	Year Ended February 28 or 29,
	2009		2008	2007	2006	2005
Per Share Operating Performance:
Net asset value, beginning of year	$13.13		15.49	15.49	15.52	15.41
Income (loss) from investment operations:
Net investment income	$0.76		1.05	0.99	0.78	0.52
Net realized and unrealized gain (loss) on investments	$(4.44)		(2.36)	0.03	(0.03)	0.20
Total income (loss) from investment operations	$(3.68)		(1.31)	1.02	0.75	0.72
Less distributions from:
Net investment income	$0.77		1.01	1.02	0.78	0.56
Net realized gains on investments	$—		0.03	—	—	0.05
Return of capital	$—		0.01	—	—	—
Total distributions	$0.77		1.05	1.02	0.78	0.61
Net asset value, end of year	$8.68		13.13	15.49	15.49	15.52
Total Investment Return(1)%	(29.11	)(a)	(8.99)	6.81	4.97	4.75
Ratios and Supplemental Data:
Net assets, end of year (000's)	$24,324		54,678	135,675	184,586	183,017
Average borrowings (000's)(2)	$288,762		426,164	404,137	325,044	34,767
Asset coverage per $1,000 of debt	$5,080		3,484	10,171	6,519	1,251
Ratios to average net assets after reimbursement/recoupment:
Expenses (before interest and other fees related to revolving credit facility)(3)%	1.61		1.53	1.50	1.49	1.34
Expenses (with interest and other fees related to revolving credit facility)(3)%	2.81		2.71	2.56	2.19	1.45
Net investment income(3)%	6.48		6.81	6.39	4.96	3.39
Ratios to average net assets before reimbursement/recoupment:
Expenses (before interest and other fees related to revolving credit facility)(3)%	1.71		1.53	1.48	1.47	1.34
Expenses (with interest and other fees related to revolving credit facility)(3)%	2.91		2.71	2.54	2.17	1.45
Net investment income(3)%	6.38		6.81	6.41	4.98	3.38
Portfolio turnover rate %	10		56	57	82	82
Shares outstanding at end of year (000's)	2,801		4,163	8,761	11,918	11,789

	Class W
	April 15, 2008(5) to February 28, 2009
Per Share Operating Performance:
Net asset value, beginning of period	$13.24
Income (loss) from investment operations:
Net investment income	$0.65
Net realized and unrealized loss on investments	$(4.56)
Total loss from investment operations	$(3.91)
Less distributions from:
Net investment income	$0.62
Total distributions	$0.62
Net asset value, end of period	$8.71
Total Investment Return(1)%	(30.07	)(a)
Ratios and Supplemental Data:
Net assets, end of period (000's)	$4,202
Average borrowings (000's)(2)	$288,762
Asset coverage per $1,000 of debt	$5,080
Ratios to average net assets after reimbursement/recoupment:
Expenses (before interest and other fees related to revolving credit facility)(3)(4)%	1.21
Expenses (with interest and other fees related to revolving credit facility)(3)(4)%	2.56
Net investment income(3)(4)%	8.25
Ratios to average net assets before reimbursement/recoupment:
Expenses (before interest and other fees related to revolving credit facility)(3)(4)%	1.31
Expenses (with interest and other fees related to revolving credit facility)(3)(4)%	2.66
Net investment income(3)(4)%	8.15
Portfolio turnover rate %	10
Shares outstanding at end of period (000's)	482

(1)  Total investment return has been calculated assuming a purchase at the beginning of each period and a sale at the end of each period and assumes reinvestment of dividends and capital gain distributions, if any, on the dividend/distribution date. Total investment return is not annualized for periods less than one year and does not include sales load.

(2)  Based on the active days of borrowing.

(3)  The Investment Adviser has agreed to limit expenses excluding interest, taxes, brokerage commissions, leverage expenses, other investment related costs and extraordinary expenses, subject to possible recoupment by the Investment Adviser within three years to the following: Class A – 0.90% of Managed Assets plus 0.45% of average daily net assets; Class B – 0.90% of Managed Assets plus 1.20% of average daily net assets; Class C – 0.90% of Managed Assets plus 0.95% of average daily net assets; Class I – 0.90% of Managed Assets plus 0.20% of average daily net assets; Class Q – 0.90% of Managed Assets plus 0.45% of average daily net assets; and Class W – 0.90% of Managed Assets plus 0.20% of average daily net assets.

(4)  Annualized for periods less than one year.

(5)  Commencement of operations.

(a)  There was no impact on total return due to payments by affiliates.

See Accompanying Notes to Financial Statements

ING Senior Income Fund

NOTES TO FINANCIAL STATEMENTS as of February 28, 2009

NOTE 1 — ORGANIZATION

ING Senior Income Fund (the "Fund"), a Delaware statutory trust, is registered under the Investment Company Act of 1940 as amended, (the "1940 Act"), as a continuously-offered, diversified, closed-end, management investment company. The Fund invests at least 80% of its net assets plus the amount of any borrowings, for investment purposes, in U.S. dollar denominated, floating rate secured senior loans, which generally are not registered under the Securities Act of 1933 as amended (the "'33 Act"), and contain certain restrictions on resale and cannot be sold publicly. These loans bear interest (unless otherwise noted) at rates that float periodically at a margin above the London Inter-Bank Offered Rate ("LIBOR") and other short-term rates. During the period December 15, 2000 through March 30, 2001, the Fund issued 19,933,953 Class Q shares to an affiliate of the Fund's manager, ING Investments, LLC (the "Investment Adviser") in exchange for $200,000,000. Effective April 2, 2001, the Fund commenced the offering of Class A, Class B, Class C and Class Q shares to the public. Effective April 15, 2008, the Fund commenced the offering of Class I and Class W shares to the public.

The Fund currently has six classes of shares: A, B, C, I, Q and W. Class A shares are subject to a sales charge of up to 2.50%. Class A shares purchased in excess of $1,000,000 are not subject to a sales charge but are subject to an Early Withdrawal Charge ("EWC") of 1% within one year of purchase. Class A shares are issued upon conversion of Class B shares eight years after purchase or through an exchange of Class A shares of certain ING Funds. Class B shares are subject to an EWC of up to 3% over the five-year period after purchase and Class C shares are subject to an EWC of 1% during the first year after purchase.

To maintain a measure of liquidity, the Fund offers to repurchase between 5% and 25% of its outstanding common shares on a monthly basis. This is a fundamental policy that cannot be changed without shareholder approval. The Fund may not repurchase more than 25% in any calendar quarter. Other than these monthly repurchases, no market for the Fund's common shares is expected to exist. The separate classes of shares differ principally in their distribution fees and shareholder servicing fees. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the portfolio pro rata on the average daily net assets of each class, without distinction between share classes. Differences in the per share dividend rates generally result from differences in separate class expenses, including distribution fees and shareholder servicing fees.

Class B common shares of the Fund became closed to new investment, provided that: (1) Class B common shares of the Fund may be purchased through the reinvestment of dividends issued by the Fund; and (2) subject to the terms and conditions of relevant exchange privileges and as permitted under their respective prospectuses, Class B common shares of the Fund may be acquired through exchange of Class B shares of other funds in the ING mutual funds complex for the Fund's Class B common shares.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with U.S. generally accepted accounting principles.

A.  Senior Loan and Other Security Valuation. Senior loans held by the Fund are normally valued at the average of the means of one or more bid and asked quotations obtained from a pricing service or other sources determined by the Board of Trustees (the "Board") to be independent and believed to be reliable. Loans for which reliable market value quotations are not readily available may be valued with reference to another loan or a group of loans for which quotations are more readily available and whose characteristics are comparable to the loan being valued. Under this approach, the comparable loan or loans serve as a proxy for changes in value of the loan being valued. The Fund has engaged an independent pricing service to provide quotations from dealers in loans and to calculate values under the proxy procedure described above.

ING Senior Income Fund

NOTES TO FINANCIAL STATEMENTS as of February 28, 2009 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

It is expected that most of the loans held by the Fund will be valued with reference to quotations from the independent pricing service or with reference to the proxy procedure described above. As of February 28, 2009, 97.7% of total loans were valued based on these procedures.

Prices from a pricing service may not be available for all loans and the Investment Adviser may believe that the price for a loan derived from market quotations or the proxy procedure described above is not reliable or accurate. Among other reasons, this may be the result of information about a particular loan or borrower known to the Investment Adviser that the Investment Adviser believes may not be known to the pricing service or reflected in a price quote. In this event, the loan is valued at fair value, as defined by the 1940 Act, as determined in good faith under procedures established by the Fund's Board of Trustees and in accordance with the provisions of the 1940 Act. Under these procedures, fair value is determined by the Investment Adviser and monitored by the Fund's Board through its Valuation, Proxy and Brokerage Committee.

In fair valuing a loan, consideration is given to several factors, which may include, among others, the following: (i) the characteristics of and fundamental analytical data relating to the loan, including the cost, size, current interest rate, period until the next interest rate reset, maturity and base lending rate of the loan, the terms and conditions of the loan and any related agreements, and the position of the loan in the borrower's debt structure; (ii) the nature, adequacy and value of the collateral, including the Fund's rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the borrower and the cash flow coverage of outstanding principal and interest, based on an evaluation of its financial condition, financial statements and information about the borrower's business, cash flows, capital structure and future prospects; (iv) information relating to the market for the loan, including price quotations for, and trading in, the loan and interests in similar loans and the market environment and investor attitudes towards the loan and interests in similar loans; (v) the reputation and financial condition of the agent for the loan and any intermediate participants in the loan; (vi) the borrower's management; and (vii) the general economic and market conditions affecting the fair value of the loan. Securities other than senior loans for which reliable market value quotations are not readily available and all other assets will be valued at their respective fair values as determined in good faith by, and under procedures established by, the Board of the Fund. Investments in securities maturing in 60 days or less from the date of valuation are valued at amortized cost which approximates market value. To the extent the Fund invests in other registered companies, the Fund's NAV is calculated based on the current NAV of the registered investment company in which the Fund invests. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Effective for fiscal years beginning after November 15, 2007, Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, "Fair Value Measurements", establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as "Level 1", inputs other than quoted prices for an asset that are observable are classified as "Level 2" and unobservable inputs, including the sub-adviser's judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as "Level 3". The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Portfolio of Investments.

ING Senior Income Fund

NOTES TO FINANCIAL STATEMENTS as of February 28, 2009 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

B.  Distributions to Shareholders. The Fund declares and goes ex-dividend daily and pays dividends monthly from net investment income. Distributions from capital gains, if any, are declared and paid annually. The Fund may make additional distributions to comply with the distribution requirements of the Internal Revenue Code. The character and amounts of income and gains to be distributed are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. The Fund records distributions to its shareholders on the ex-dividend date.

C.  Security Transactions and Revenue Recognition. Revolver and delayed draw loans are booked on a settlement date basis. Security transactions and senior loans are accounted for on trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis at the then-current loan rate. The accrual of interest on loans is partially or fully discontinued when, in the opinion of management, there is an indication that the borrower may be unable to meet payments as they become due. If determined to be uncollectible, unpaid accrued interest is also written off. Cash collections on non-accrual senior loans are generally applied as a reduction to the recorded investment of the loan. Loans are generally returned to accrual status only after all past due amounts have been received and the borrower has demonstrated sustained performance. Premium amortization and discount accretion are deferred and recognized over the shorter of four years or the actual term of the loan. Arrangement fees received on revolving credit facilities, which represent non-refundable fees or purchase discounts associated with the acquisition of loans, are deferred and recognized using the effective yield method over the shorter of four years or the actual term of the loan. No such fees are recognized on loans which have been placed on non-accrual status. Arrangement fees associated with all other loans, except revolving credit facilities, are treated as discounts and are accreted as described above. Dividend income is recorded on the ex-dividend date.

D.  Federal Income Taxes. It is the Fund's policy to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. Therefore, no federal income tax provision is required. Management has considered the sustainability of the Fund's tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expire.

E.  Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F.  Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)  Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)  Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign

ING Senior Income Fund

NOTES TO FINANCIAL STATEMENTS as of February 28, 2009 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. government. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

G.  Forward Foreign Currency Contracts. The Fund may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a currency forward contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Open forward foreign currency contracts are presented following the respective Portfolio of Investments.

NOTE 3 — INVESTMENTS

For the year ended February 28, 2009, the cost of purchases and the proceeds from principal repayment and sales of investments, excluding short-term investments, totaled $123,255,329 and $781,922,935, respectively. At February 28, 2009, the Fund held senior loans valued at $738,461,942 representing 99.4% of its total investments. The market value of these assets is established as set forth in Note 2.

The senior loans acquired by the Fund typically take the form of a direct lending relationship with the borrower acquired through an assignment of another lender's interest in a loan. The lead lender in a typical corporate loan syndicate administers the loan and monitors collateral. In the event that the lead lender becomes insolvent, enters FDIC receivership or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Warrants and shares of common stock held in the portfolio were acquired in conjunction with loans held by the Fund. Certain of these shares and warrants are restricted and may not be publicly sold without registration under the '33 Act, or without an exemption under the '33 Act. In some cases, these restrictions expire after a designated period of time after the issuance of the shares or warrants.

ING Senior Income Fund

NOTES TO FINANCIAL STATEMENTS as of February 28, 2009 (continued)

NOTE 3 — INVESTMENTS (continued)

Dates of acquisition and cost or assigned basis of restricted securities are as follows:

	Date of Acquisition	Cost or Assigned Basis
Decision One Corporation (463,664 Common Shares)	06/03/05	$295,535
Norwood Promotional Products, Inc. (80,087 Common Shares)	08/23/04	10,046
Norwood Promotional Products, Inc. (Contingent Value Rights)	12/14/07	372,001
Safelite Realty Corporation (30,003 Common Shares)	06/21/01	—
Total restricted securities excluding senior loans (market value of $240,024 was 0.0% of net assets at February 28, 2009).		$677,582

NOTE 4 — MANAGEMENT AND ADMINISTRATION AGREEMENTS

The Fund has entered into an investment management agreement ("Management Agreement") with the Investment Adviser to provide advisory and management services. The Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, at an annual rate of 0.80% of the Fund's average daily gross asset value, minus the sum of the Fund's accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than liabilities for the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding preferred shares) ("Managed Assets"). The Fund is sub-advised by ING Investment Management Co. ("ING IM"). Under the sub-advisory agreement, ING IM is responsible for managing the assets of the Fund in accordance with its investment objective and policies, subject to oversight by the Investment Adviser. Both ING IM and the Investment Adviser are indirect, wholly-owned subsidiaries of ING Groep N.V. ("ING Groep") and affiliates of each other. ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance, and retirement services.

On October 19, 2008, ING Groep announced that it reached an agreement with the Dutch government to strengthen its capital position. ING Groep will issue non-voting core Tier-1 securities for a total consideration of EUR 10 billion to the Dutch State. The transaction boosts ING Bank's core Tier-1 ratio, strengthens the insurance balance sheet and reduces ING Groep's Debt/Equity ratio.

The Fund has also entered into an Administration Agreement with ING Funds Services, LLC (the "Administrator"), an indirect, wholly-owned subsidiary of ING Groep N.V., to provide administrative services. The Administrator is compensated with a fee, computed daily and payable monthly, at an annual rate of 0.10% of the Fund's Managed Assets.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Fund, except Class I and Class W, has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), whereby ING Funds Distributor, LLC (the "Distributor") is compensated by the Fund for expenses incurred in the distribution of the Fund's shares ("Distribution Fees"). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month for actual expenses incurred in the distribution and promotion of the Fund's shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or Shareholder Servicing Fees ("Service Fees") paid to securities dealers who executed a distribution agreement with the Distributor. Under the 12b-1 plans, each class of shares of the Fund pays the Distributor a combined Distribution and/or Service Fee based on average daily net assets at the following annual rates:

Class A	Class B	Class C	Class Q
0.25%	1.00%	0.75%	0.25%

During the year ended February 28, 2009, the Distributor waived 0.25% of the Service Fee on Class B shares only.

ING Senior Income Fund

NOTES TO FINANCIAL STATEMENTS as of February 28, 2009 (continued)

NOTE 6 — EXPENSE LIMITATIONS

The Investment Adviser has voluntarily agreed to limit expenses, excluding interest, taxes, brokerage commissions, leverage expenses, other investment-related costs and extraordinary expenses, to the following:

Class A — 0.90% of Managed Assets plus 0.45% of average daily net assets

Class B — 0.90% of Managed Assets plus 1.20% of average daily net assets

Class C — 0.90% of Managed Assets plus 0.95% of average daily net assets

Class I — 0.90% of Managed Assets plus 0.20% of average daily net assets

Class Q — 0.90% of Managed Assets plus 0.45% of average daily net assets

Class W — 0.90% of Managed Assets plus 0.20% of average daily net assets

The Investment Adviser may at a later date recoup from the Fund management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund's expense ratio does not exceed the percentage described above. Waived and reimbursed fees and any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations for the Fund.

The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

As of February 28, 2009, the amount of waived and reimbursed fees that are subject to recoupment by the Investment Adviser, and the related expiration dates are as follows:

February 28,
2010	2011	2012	Total
$—	$—	$1,018,797	$1,018,797

NOTE 7 — COMMITMENTS

The Fund has entered into a revolving credit agreement, collateralized by assets of the Fund, to borrow up to $300 million maturing May 29, 2009. Borrowing rates under this agreement are based on a commercial paper pass through rate plus 0.60% on the funded portion. A facility fee of 0.40% is charged on the entire facility. There was $152 million of borrowings outstanding at February 28, 2009 at a rate of 2.98%, excluding other fees related to the entire facility. Prepaid arrangement fees for those facilities are amortized over the term of the agreements. Average borrowings for the year ended February 28, 2009 were $288,761,644 and the average annualized interest rate was 4.13%, excluding other fees related to the entire facility.

NOTE 8 — SENIOR LOAN COMMITMENTS

As of February 28, 2009, the Fund had unfunded loan commitments pursuant to the terms of the following loan agreements:

Calpine Corp.	$742,500
Cengage Learning, Inc.	3,333,334
Coleto Creek Power	4,458,333
Fontainebleau Resorts, LLC	1,000,000
Golden Nugget, Inc.	$159,527
Kerasotes Theatres, Inc.	825,000
Sturm Foods, Inc.	500,000
$11,018,694

The unrealized depreciation on these commitments of $2,786,065 as of February 28, 2009 is reported as such on the Statement of Assets and Liabilities.

ING Senior Income Fund

NOTES TO FINANCIAL STATEMENTS as of February 28, 2009 (continued)

NOTE 9 — TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At February 28, 2009, the Fund had the following amounts recorded in payable to affiliates on the accompanying Statement of Assets and Liabilities (see Notes 4 and 5):

Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Distribution and Service Fees	Total
$477,938	$59,743	$240,290	$777,971

The ING Funds have adopted a retirement policy under which any Trustee, who as of May 9, 2007, had served for at least five (5) years as an Independent Trustee shall be entitled to a retirement payment ("Retirement Benefit") if such Trustee: (a) retires in accordance with the retirement policy; (b) dies; or (c) becomes disabled. The Retirement Benefit shall be made promptly to, as applicable, the Trustee or the Trustee's estate, after such retirement, death or disability in an amount equal to two times the annual compensation payable to such Trustee, as in effect at the time of his or her retirement, death or disability. The annual compensation determination shall be based upon the annual Board membership retainer fee (but not any separate annual retainer fees for chairpersons of committees and of the Board). This amount shall be paid by the Fund or ING Funds on whose Board the Trustee was serving at the time of his or her retirement. The retiring Trustee may elect to receive payment of his or her benefit in a lump sum or in three substantially equal payments.

The Fund's sub-adviser reimbursed the Fund for compensation received by an affiliate of the sub-adviser in connection with two loans the Fund purchased from that affiliate. Those purchases were conducted in a manner that was determined to be inconsistent with applicable regulations. The amount reimbursed to the Fund was $298,074.

NOTE 10 — CUSTODIAL AGREEMENT

State Street Bank and Trust Company ("SSB") serves as the Fund's custodian and recordkeeper. Custody fees paid to SSB may be reduced by earnings credits based on the cash balances held by SSB for the Fund. There were no earnings credits for the year ended February 28, 2009.

NOTE 11 — SUBORDINATED LOANS AND UNSECURED LOANS

The primary risk arising from investing in subordinated loans or in unsecured loans is the potential loss in the event of default by the issuer of the loans. The Fund may invest up to 10% of its total assets, measured at the time of investment, in subordinated loans and up to 10% of its total assets, measured at the time of investment, in unsecured loans. As of February 28, 2009, the Fund held 0.5% of its total assets in subordinated loans and unsecured loans.

NOTE 12 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

Year or	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
period ended	#	#	#	#	($)	($)	($)	($)
Class A
02-28-09	7,450,889	1,450,313	(22,091,062)	(13,189,860)	88,626,250	16,598,073	(260,590,633)	(155,366,310)
02-29-08	20,937,530	2,680,330	(42,700,361)	(19,082,501)	315,825,843	40,028,039	(632,655,516)	(276,801,634)
Class B
02-28-09	99,535	184,560	(2,275,715)	(1,991,620)	1,129,469	2,102,469	(27,031,464)	(23,799,526)
02-29-08	258,732	293,088	(1,987,376)	(1,435,556)	3,936,833	4,350,436	(29,552,375)	(21,265,106)
Class C
02-28-09	2,335,912	1,513,066	(19,102,836)	(15,253,858)	28,292,662	17,359,820	(227,347,027)	(181,694,545)
02-29-08	10,033,170	2,577,751	(24,884,246)	(12,273,325)	153,006,108	38,331,993	(369,552,688)	(178,214,587)

ING Senior Income Fund

NOTES TO FINANCIAL STATEMENTS as of February 28, 2009 (continued)

NOTE 12 — CAPITAL SHARES (continued)

Year or	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
period ended	#	#	#	#	($)	($)	($)	($)
Class I
04-15-08(1)- 02-28-09	227	—	—	227	3,000	—	—	3,000
Class Q
02-28-09	1,097,868	81,721	(2,541,636)	(1,362,047)	12,029,375	923,519	(30,139,581)	(17,186,687)
02-29-08	1,715,120	167,147	(6,480,360)	(4,598,093)	25,975,214	2,490,165	(95,901,006)	(67,435,627)
Class W
04-15-08(1)- 02-28-09	853,284	169	(371,071)	482,382	9,751,406	1,747	(4,666,839)	5,086,314

(1)  Commencement of operations.

NOTE 13 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of February 28, 2009:

Undistributed Net Investment Income	Accumulated Net Realized Losses
$23,276,604	$(23,276,604)

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

Year Ended February 28, 2009	Year Ended February 29, 2008
Ordinary Income	Ordinary Income	Long-term Capital Gains	Return of Capital
$62,263,832	$106,464,636	$2,675,772	$20,448,981

The tax-basis components of distributable earnings for federal income tax purposes as of February 28, 2009 were:

Undistributed Ordinary Income	Unrealized Depreciation	Post-October Capital Losses Deferred	Capital Loss Carryforwards	Expiration Dates
$26,667,318	$(462,880,403)	$(74,778,756)	$(80,562,079)	2017

The Fund's major tax jurisdictions are federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2004.

ING Senior Income Fund

NOTES TO FINANCIAL STATEMENTS as of February 28, 2009 (continued)

NOTE 14 — OTHER ACCOUNTING PRONOUNCEMENT

On March 19, 2008, the FASB issued Statement of Financial Accounting Standards No. 161 ("SFAS No. 161"), "Disclosure about Derivative Instruments and Hedging Activities." This new accounting statement requires enhanced disclosures about an entity's derivative and hedging activities. Entities are required to provide enhanced disclosures about (a) how and why an entity invests in derivatives, (b) how derivatives are accounted for under SFAS No. 133, and (c) how derivatives affect an entity's financial position, financial performance, and cash flows. SFAS No. 161 also requires enhanced disclosures regarding credit-risk-related contingent features of derivative instruments. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of February 28, 2009, management of the Fund is currently assessing the impact of the expanded financial statement disclosures that will result from adopting SFAS No. 161.

NOTE 15 — INFORMATION REGARDING TRADING OF ING'S US MUTUAL FUNDS

As discussed in earlier supplements filed with the SEC, ING Investments, LLC ("Investments"), the adviser to the ING Funds, has reported to the Boards of Directors/Trustees (the "Boards") of the ING Funds that, like many U.S. financial services companies, Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. Investments has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, Investments reported that management of U.S. affiliates of ING Groep N.V., including Investments (collectively, "ING"), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. ING's internal review related to mutual fund trading has been completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING's variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Boards.

Investments has advised the Boards that most of the identified arrangements were initiated prior to ING's acquisition of the businesses in question in the U.S. Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, Investments has advised the Boards that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Boards are the only instances of such trading respecting the ING Funds.

Investments reported to the Boards that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, Investments advised the Boards that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING's acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, Investments reported that given ING's refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•  ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING's internal

ING Senior Income Fund

NOTES TO FINANCIAL STATEMENTS as of February 28, 2009 (continued)

NOTE 15 — INFORMATION REGARDING TRADING OF ING'S U.S. MUTUAL FUNDS (continued)

investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the SEC. Investments reported to the Boards that the indemnification commitments made to the ING Funds related to mutual fund trading have been settled and restitution amounts based on calculations prepared by an independent consultant have been paid to the affected ING Funds.

•  ING updated its Code of Conduct for employees reinforcing its employees' obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

Other Regulatory Matters

The New York Attorney General (the "NYAG") and other federal and state regulators are also conducting broad inquiries and investigations involving the insurance industry. These initiatives currently focus on, among other things, compensation and other sales incentives; potential conflicts of interest; potential anti-competitive activity; reinsurance; marketing practices (including suitability); specific product types (including group annuities and indexed annuities); fund selection for investment products and brokerage sales; and disclosure. It is likely that the scope of these industry investigations will further broaden before they conclude. ING has received formal and informal requests in connection with such investigations, and is cooperating fully with each request.

Other federal and state regulators could initiate similar actions in this or other areas of ING's businesses. These regulatory initiatives may result in new legislation and regulation that could significantly affect the financial services industry, including businesses in which ING is engaged. In light of these and other developments, ING continuously reviews whether modifications to its business practices are appropriate. At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

NOTE 16 — SUBSEQUENT EVENTS

DIVIDENDS DECLARED

Subsequent to February 28, 2009, the Fund declared the following dividends:

Per Share Amount		Type	Declaration Date	Record Date	Payable Date
$0.05115	(A)	NII	Daily	Daily	April 1, 2009
$0.04742	(B)	NII	Daily	Daily	April 1, 2009

NII — Net Investment Income

(A) — For Class A, I, Q and W shares.

(B) — For Class B and C shares.

Effective April 20, 2009, PNC Global Investment Servicing (U.S.) Inc. assumed all account servicing and record-keeping responsibilities for the Fund, replacing the transfer agent, DST Systems, Inc.

ING Senior Income Fund

ADDITIONAL INFORMATION (Unaudited)

PROXY VOTING INFORMATION

A description of the policies and procedures that the Registrant uses to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Registrant's website at www.ingfunds.com; and (3) on the SEC's website at www.sec.gov. Information regarding how the Registrant voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Registrant's website at www.ingfunds.com and on the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Registrant files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Registrant's Forms N-Q are available on the SEC's website at www.sec.gov. The Registrant's Forms N-Q may be reviewed and copied at the Commissions Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Registrant by calling Shareholder Services toll-free at (800) 992-0180.

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 28, 2009

Senior Loans*: 119.1%				Bank Loan Ratings† (Unaudited)		Market
Principal Amount			Borrower/Tranche Description	Moody's	S&P	Value
Aerospace & Defense: 1.6%
			Avio Group	NR	NR
	$553,772		Term Loan, 3.764%, maturing December 13, 2014			$295,230
EUR	705,000		Term Loan, 3.896%, maturing December 13, 2014			496,821
	$590,346		Term Loan, 4.314%, maturing December 13, 2015			314,728
EUR	705,000		Term Loan, 4.521%, maturing December 13, 2015			496,821
			Delta Airlines, Inc.	Ba2	BB-
	$2,970,000		Term Loan, 2.435%, maturing April 30, 2012			2,289,374
			Delta Airlines, Inc.	B2	B
	5,934,836		Term Loan, 3.695%, maturing April 30, 2014			3,028,624
			McKechnie Aerospace DE, Inc.	B1	B+
	1,231,250		Term Loan, 2.480%, maturing May 11, 2014			832,119
			United Airlines, Inc.	B3	B+
	4,455,683		Term Loan, 2.500%, maturing February 01, 2014			2,355,323
						10,109,040
Automobile: 1.1%
			Dollar Thrifty Automotive Group, Inc.	Caa3	CCC+
	632,500		Term Loan, 4.250%, maturing June 15, 2014			181,844
			Ford Motor Company	B2	CCC+
	9,631,888	(3)	Term Loan, 5.000%, maturing December 16, 2013			3,138,387
			KAR Holdings, Inc.	Ba3	B+
	3,785,568		Term Loan, 3.253%, maturing October 18, 2013			2,586,803
			Oshkosh Truck Corporation	B2	B+
	1,451,364		Term Loan, 3.157%, maturing December 06, 2013			1,027,294
						6,934,328
Beverage, Food & Tobacco: 2.6%
			ARAMARK Corporation	Ba3	BB
	107,256		Term Loan, 3.334%, maturing January 26, 2014			93,223
	3,920,000		Term Loan, 3.334%, maturing January 26, 2014			3,407,135
	712,341		Term Loan, 4.063%, maturing January 26, 2014			619,143
			Pinnacle Foods Holding Corporation	B2	B
	7,584,500		Term Loan, 3.163%, maturing April 02, 2014			6,197,962

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 28, 2009 (continued)

			Bank Loan Ratings† (Unaudited)		Market
Principal Amount		Borrower/Tranche Description	Moody's	S&P	Value
Beverage, Food & Tobacco: (continued)
		Sturm Foods, Inc.	B2	B
	$2,947,500	Term Loan, 3.749%, maturing January 31, 2014			$1,746,394
		United Biscuits	NR	NR
GBP	1,000,000	Term Loan, 4.473%, maturing December 14, 2014			950,234
EUR	775,940	Term Loan, 4.843%, maturing December 14, 2014			653,783
		Van Houtte, Inc.	Ba3	BB-
	$1,083,500	Term Loan, 3.959%, maturing July 19, 2014			853,256
	147,750	Term Loan, 3.959%, maturing July 19, 2014			116,353
		Wm. Wrigley Jr. Company	NR	BBB
	1,500,000	Term Loan, 6.500%, maturing October 06, 2014			1,485,782
					16,123,265
Buildings & Real Estate: 1.2%
		Capital Automotive, L.P.	Ba1	BB
	551,050	Term Loan, 2.170%, maturing December 16, 2010			270,015
		Contech Construction Products, Inc.	B1	B
	2,594,631	Term Loan, 2.450%, maturing January 31, 2013			1,290,829
		Custom Building Products, Inc.	Ba3	BB-
	2,960,975	Term Loan, 7.942%, maturing October 29, 2011			2,043,073
		John Maneely Company	B2	B+
	4,243,150	Term Loan, 4.436%, maturing December 09, 2013			2,488,875
		KCPC Acquisition, Inc.	Ba2	B-
	526,075	Term Loan, 2.723%, maturing May 22, 2014			362,991
	189,655	Term Loan, 2.750%, maturing May 22, 2014			130,862
		Shea Capital I, LLC	Caa2	BB-
	105,110	Term Loan, 3.807%, maturing October 27, 2011			26,277
		Tishman Speyer	NR	B+
	2,000,000	Term Loan, 2.220%, maturing December 27, 2012			800,000
					7,412,922
Cargo Transport: 1.3%
		Baker Tanks, Inc.	B1	B
	3,438,750	Term Loan, 2.716%, maturing May 08, 2014			2,252,381
		Dockwise Transport, N.V.	NR	NR
	1,368,524	Term Loan, 3.459%, maturing January 11, 2015			713,914

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 28, 2009 (continued)

				Bank Loan Ratings† (Unaudited)		Market
Principal Amount			Borrower/Tranche Description	Moody's	S&P	Value
Cargo Transport: (continued)
	$1,000,000		Term Loan, 3.459%, maturing January 11, 2015			$521,667
	1,368,524		Term Loan, 4.334%, maturing January 11, 2016			713,914
	1,000,000		Term Loan, 4.334%, maturing January 11, 2016			521,667
	750,000		Term Loan, 5.959%, maturing July 11, 2016			150,000
	700,000		Term Loan, 5.959%, maturing October 20, 2016			140,000
		(1)	Gainey Corporation	NR	NR
	1,124,379	(2)	Term Loan, 6.344%, maturing April 20, 2012			120,309
			Inmar, Inc.	B1	B
	682,033		Term Loan, 2.730%, maturing April 29, 2013			586,548
			TNT Logistics	Ba2	BB-
	1,887,342		Term Loan, 3.409%, maturing November 04, 2013			1,170,152
	723,070		Term Loan, 4.459%, maturing November 04, 2013			480,842
		(1)	US Shipping Partners, L.P.	Caa3	NR
	1,752,651		Term Loan, 9.000%, maturing March 31, 2012			759,481
						8,130,875
Cellular: 0.3%
			Cricket Communications, Inc.	Ba2	B+
	1,890,609		Term Loan, 6.500%, maturing June 16, 2013			1,761,811
						1,761,811
Chemicals, Plastics & Rubber: 6.2%
			AZ Chem US, Inc.	B1	BB-
EUR	708,898		Term Loan, 5.214%, maturing February 28, 2013			720,098
			Borsodchem Nyrt.	NR	NR
EUR	804,394		Term Loan, 4.555%, maturing March 26, 2015			364,632
EUR	804,394		Term Loan, 5.055%, maturing March 26, 2016			364,632
			Brenntag Holding GmbH & Co. KG	B1	B+
	$1,767,273		Term Loan, 2.527%, maturing January 17, 2014			1,422,655
	5,432,727		Term Loan, 3.182%, maturing January 17, 2014			4,373,345
			Celanese	Ba2	BB+
	5,442,334		Term Loan, 1.913%, maturing April 02, 2014			4,464,227

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 28, 2009 (continued)

				Bank Loan Ratings† (Unaudited)		Market
Principal Amount			Borrower/Tranche Description	Moody's	S&P	Value
Chemicals, Plastics & Rubber: (continued)
			Cristal Inorganic Chemicals, Inc.	Ba3	B
	$3,327,484		Term Loan, 3.709%, maturing May 15, 2014			$1,954,897
		(1)	Hawkeye Renewables, LLC	B3	NR
	3,626,591	(2)	Term Loan, 0.000%, maturing June 30, 2012			823,236
			Hexion Specialty Chemicals, Inc.	Ba3	B-
	1,746,000		Term Loan, 2.686%, maturing May 05, 2013			691,124
	977,500		Term Loan, 3.437%, maturing May 05, 2013			386,927
	7,866,052		Term Loan, 3.688%, maturing May 06, 2013			3,113,643
	1,707,873		Term Loan, 3.750%, maturing May 06, 2013			676,033
			Ineos US Finance, LLC	Caa1	CCC+
	2,585,029		Term Loan, 7.702%, maturing December 16, 2012			1,066,325
	2,645,510		Term Loan, 8.202%, maturing December 16, 2013			1,064,818
EUR	754,568		Term Loan, 10.277%, maturing December 23, 2013			385,640
EUR	755,041		Term Loan, 9.777%, maturing December 23, 2013			385,882
EUR	133,495		Term Loan, 9.777%, maturing December 23, 2013			68,226
EUR	133,435		Term Loan, 10.277%, maturing December 23, 2014			68,195
	$2,644,393		Term Loan, 8.702%, maturing December 23, 2014			1,064,368
			ISP Chemco, Inc.	Ba3	BB-
	3,927,532		Term Loan, 2.379%, maturing June 04, 2014			3,325,311
			Kraton Polymers, LLC	B1	B
	1,994,872		Term Loan, 3.438%, maturing May 12, 2013			1,034,008
			Lucite International Us Finco, Ltd.	B3	B+
	694,036		Term Loan, 3.429%, maturing July 07, 2013			589,931
	1,022,595		Term Loan, 3.429%, maturing July 07, 2013			869,206
EUR	1,022,395		Term Loan, 4.370%, maturing July 07, 2013			1,061,266
		(1)	Lyondell Chemical Company	NR	NR
	$200,790		Revolver, 5.750%, maturing December 20, 2013			66,261
	752,963		Revolver, 5.750%, maturing December 20, 2013			248,478

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 28, 2009 (continued)

				Bank Loan Ratings† (Unaudited)		Market
Principal Amount			Borrower/Tranche Description	Moody's	S&P	Value
Chemicals, Plastics & Rubber: (continued)
	$478,343		Term Loan, 4.959%, maturing December 20, 2013			$157,853
	576,449		Term Loan, 5.163%, maturing December 20, 2013			190,228
	576,449		Term Loan, 5.163%, maturing December 20, 2013			190,228
	576,449		Term Loan, 5.163%, maturing December 20, 2013			190,228
	1,434,607		Term Loan, 5.750%, maturing December 20, 2013			473,420
	2,501,375		Term Loan, 7.000%, maturing December 20, 2013			825,454
	2,501,375		Term Loan, 7.000%, maturing December 20, 2013			825,454
	2,501,375		Term Loan, 7.000%, maturing December 20, 2013			825,454
			MacDermid, Inc.	B1	BB-
	2,033,147		Term Loan, 2.479%, maturing April 12, 2014			1,275,799
EUR	958,956		Term Loan, 3.799%, maturing April 12, 2014			639,258
		(1)	Northeast Biofuels, LLC	NR	D
	$115,095	(2)	Term Loan, 10.750%, maturing June 28, 2013			28,774
			Polypore, Inc.	Ba2	BB-
	3,283,333		Term Loan, 2.480%, maturing July 03, 2014			2,347,583
						38,623,097
Containers, Packaging & Glass: 3.4%
			Berry Plastics Corporation	B1	B+
	6,772,033		Term Loan, 2.448%, maturing April 03, 2015			4,860,627
			Graham Packaging Company	B1	B+
	3,070,923		Term Loan, 3.506%, maturing October 07, 2011			2,591,945
			Graphic Packaging International, Inc.	Ba3	BB-
	6,013,106		Term Loan, 3.114%, maturing May 16, 2014			5,044,328
			Mauser AG	NR	NR
EUR	875,000		Term Loan, 3.929%, maturing June 13, 2013			531,073
EUR	875,000		Term Loan, 4.179%, maturing June 13, 2014			531,073
	$1,179,779		Term Loan, 2.855%, maturing June 13, 2015			563,934
	1,179,779		Term Loan, 3.105%, maturing June 13, 2016			563,934

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 28, 2009 (continued)

				Bank Loan Ratings† (Unaudited)		Market
Principal Amount			Borrower/Tranche Description	Moody's	S&P	Value
Containers, Packaging & Glass: (continued)
			Owens-Illinois	Baa3	BBB-
EUR	654,375		Term Loan, 3.147%, maturing June 14, 2013			$706,258
			Pro Mach, Inc.	B1	B
	$2,431,250		Term Loan, 3.710%, maturing December 01, 2011			2,273,219
			Smurfit-Stone Container Corporation	NR	D
	143,198	(3)	Term Loan, 4.263%, maturing November 01, 2010			96,778
	160,522	(3)	Term Loan, 4.344%, maturing November 01, 2011			108,486
	302,559	(3)	Term Loan, 3.513%, maturing November 01, 2011			204,353
			Tegrant Holding Company	Caa3	CC
	500,000		Term Loan, 6.960%, maturing March 08, 2015			75,000
			Xerium Technologies, Inc.	Caa1	B-
	4,511,079		Term Loan, 6.959%, maturing May 18, 2012			2,717,925
						20,868,933
Data and Internet Services: 5.3%
			Activant Solutions, Inc.	B1	B+
	2,229,788		Term Loan, 3.438%, maturing May 02, 2013			1,070,298
			Amadeus IT Group, S.A.	NR	NR
EUR	768,581		Term Loan, 3.747%, maturing May 04, 2015			596,522
EUR	768,581		Term Loan, 4.247%, maturing May 04, 2016			596,522
			Audatex	Ba3	BB-
	$1,079,771		Term Loan, 3.746%, maturing May 16, 2014			950,199
			Carlson Wagonlit Holdings, B.V.	B1	BB-
	2,734,600		Term Loan, 3.424%, maturing August 03, 2012			1,230,570
			First Data Corporation	Ba3	BB-
	2,246,875		Term Loan, 3.223%, maturing September 24, 2014			1,490,114
	2,176,298		Term Loan, 3.223%, maturing September 24, 2014			1,436,357
	1,438,313		Term Loan, 3.223%, maturing September 24, 2014			953,062
			L-1 Identity Solutions Operating Company	Ba3	BB+
	493,750		Term Loan, 6.750%, maturing August 05, 2013			459,187
			Mitchell International, Inc.	Ba3	B+
	786,000		Term Loan, 3.500%, maturing March 28, 2014			591,465

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 28, 2009 (continued)

		Bank Loan Ratings† (Unaudited)		Market
Principal Amount	Borrower/Tranche Description	Moody's	S&P	Value
Data and Internet Services: (continued)
	Mitchell International, Inc.	Caa1	B+
$250,000	Term Loan, 6.750%, maturing March 30, 2015			$147,500
	Orbitz	B2	BB-
9,860,113	Term Loan, 4.106%, maturing July 25, 2014			4,190,548
	Reynolds & Reynolds Company	Ba2	BB
8,236,646	Term Loan, 2.479%, maturing October 26, 2012			5,436,187
	Sabre, Inc.	B1	B+
8,117,064	Term Loan, 2.881%, maturing September 30, 2014			3,934,747
	Sitel, LLC	B3	B+
1,855,028	Term Loan, 6.600%, maturing January 30, 2014			1,088,284
	Sungard Data Systems, Inc.	Ba3	BB
4,000,000	Term Loan, 2.660%, maturing February 28, 2014			3,374,444
1,493,750	Term Loan, 6.750%, maturing February 28, 2014			1,389,187
	Transaction Network Services, Inc.	B1	BB-
2,251,720	Term Loan, 2.445%, maturing March 28, 2014			1,970,255
	Travelport, Inc.	Ba2	BB-
1,556,322	Term Loan, 3.085%, maturing August 23, 2013			932,497
312,277	Term Loan, 3.709%, maturing August 23, 2013			187,106
985,000	Term Loan, 3.709%, maturing August 23, 2013			598,387
				32,623,438
Diversified / Conglomerate Manufacturing: 2.4%
	BOC Edwards	B1	BB-
3,201,250	Term Loan, 2.479%, maturing May 31, 2014			1,952,763
	Brand Services, Inc.	B1	B
2,822,988	Term Loan, 3.745%, maturing February 07, 2014			1,842,000
1,234,375	Term Loan, 4.739%, maturing February 07, 2014			722,109
	Brand Services, Inc.	Caa1	CCC+
1,600,000	Term Loan, 7.125%, maturing February 07, 2015			520,000
	Dresser, Inc.	B2	B+
2,852,885	Term Loan, 3.454%, maturing May 04, 2014			2,072,621
	EPD, Inc.	B2	B+
556,875	Term Loan, 2.950%, maturing July 31, 2014			229,247

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 28, 2009 (continued)

			Bank Loan Ratings† (Unaudited)		Market
Principal Amount		Borrower/Tranche Description	Moody's	S&P	Value
Diversified / Conglomerate Manufacturing: (continued)
	$3,888,281	Term Loan, 2.950%, maturing July 31, 2014			$1,600,677
		Ferretti, S.P.A	NR	NR
EUR	866,500	Term Loan, 4.553%, maturing January 21, 2016			160,910
EUR	866,500	Term Loan, 6.456%, maturing January 22, 2015			160,910
		Mueller Group, Inc.	B1	BB+
	$1,185,283	Term Loan, 2.791%, maturing May 24, 2014			977,858
		Rexnord Corporation / RBS Global, Inc.	Ba3	BB-
	980,000	Term Loan, 2.938%, maturing July 19, 2013			816,666
		Sensata Technologies	B3	B
	5,143,003	Term Loan, 2.934%, maturing April 27, 2013			2,391,496
EUR	1,950,037	Term Loan, 4.130%, maturing April 27, 2013			1,095,656
		Textron Fastening Systems	B2	B
	$488,750	Term Loan, 4.959%, maturing August 11, 2013			219,938
					14,762,851
Diversified / Conglomerate Service: 3.5%
		Affinion Group	Ba2	BB
	3,937,668	Term Loan, 3.759%, maturing October 17, 2012			3,235,452
		AlixPartners, LLP	B1	BB-
	2,578,769	Term Loan, 3.049%, maturing October 12, 2013			2,237,083
		Brickman Group	Ba3	BB-
	1,458,788	Term Loan, 2.479%, maturing January 23, 2014			1,079,503
		Catalina Marketing Corporation	Ba3	BB-
	2,962,500	Term Loan, 4.459%, maturing October 01, 2014			2,373,703
		Coach America Holdings, Inc.	B2	B
	2,352,984	Term Loan, 3.227%, maturing April 20, 2014			1,498,067
	493,837	Term Loan, 4.209%, maturing April 20, 2014			314,410
		Fleetcor Technologies Operating Company, LLC	Ba3	B+
	130,067	Term Loan, 2.663%, maturing April 30, 2013			91,047
	643,933	Term Loan, 2.663%, maturing April 30, 2013			450,753
		Valley National Gases, Inc.	Ba3	BB-
	1,605,550	Term Loan, 3.522%, maturing February 28, 2014			1,300,496

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 28, 2009 (continued)

			Bank Loan Ratings† (Unaudited)		Market
Principal Amount		Borrower/Tranche Description	Moody's	S&P	Value
Diversified / Conglomerate Service: (continued)
		Valley National Gases, Inc.	B3	CCC+
	$500,000	Term Loan, 7.174%, maturing August 28, 2014			$300,000
		Valleycrest Companies, LLC	B1	BB-
	1,844,460	Term Loan, 4.200%, maturing October 04, 2013			1,272,677
		Vertafore, Inc.	B1	B
	4,028,250	Term Loan, 3.749%, maturing January 31, 2012			3,424,013
		West Corporation	B1	BB-
	5,356,608	Term Loan, 2.837%, maturing October 24, 2013			3,967,238
					21,544,442
Diversified Nat'l Rsrcs, Precious Metals & Minerals: 0.4%
		Georgia Pacific Corporation	Ba2	BB+
	3,029,676	Term Loan, 4.122%, maturing December 20, 2012			2,629,380
					2,629,380
Ecological: 0.1%
		Synagro Technologies, Inc.	B2	CCC+
	1,083,500	Term Loan, 2.450%, maturing April 02, 2014			625,721
		Synagro Technologies, Inc.	Caa2	CCC-
	590,000	Term Loan, 5.200%, maturing October 02, 2014			162,250
					787,971
Electronics: 2.1%
		Aeroflex, Inc.	Ba3	BB-
	984,643	Term Loan, 4.464%, maturing August 15, 2014			658,480
		Brocade Communications Systems, Inc.	Ba2	BB+
	2,962,500	Term Loan, 7.000%, maturing October 07, 2013			2,688,469
		Decision One	NR	NR
	461,501	New Term Loan, 12.000%, maturing April 15, 2010			461,500
		Freescale Semiconductor, Inc.	B1	B-
	3,571,921	Term Loan, 3.931%, maturing November 29, 2013			1,578,025
		Infor Global Solutions	B1	B+
	492,500	Term Loan, 4.210%, maturing July 28, 2012			286,471
	853,216	Term Loan, 5.210%, maturing July 28, 2012			520,462
	1,635,330	Term Loan, 5.210%, maturing July 28, 2012			997,551
EUR	980,000	Term Loan, 5.964%, maturing July 28, 2012			692,172

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 28, 2009 (continued)

			Bank Loan Ratings† (Unaudited)		Market
Principal Amount		Borrower/Tranche Description	Moody's	S&P	Value
Electronics: (continued)
		Infor Global Solutions	Caa2	CCC+
EUR	500,000	Term Loan, 9.223%, maturing March 02, 2014			$142,847
		Kronos, Inc.	Ba3	B+
	$3,680,795	Term Loan, 3.709%, maturing June 11, 2014			2,650,172
		NXP, B.V.	Caa1	CCC
	1,750,000	Floating Rate Note, 7.503%, maturing October 15, 2013			280,000
EUR	1,500,000	Floating Rate Note, 5.362%, maturing October 15, 2013			266,647
		ON Semiconductor	Baa3	BB
	$2,645,999	Term Loan, 2.229%, maturing September 03, 2013			1,944,810
					13,167,606
Finance: 0.6%
		LPL Holdings, Inc.	Ba3	B+
	4,390,096	Term Loan, 4.049%, maturing June 28, 2013			3,599,879
					3,599,879
Foreign Cable, Foreign TV, Radio and Equipment: 4.0%
		Levana Holding 4 GmbH	NR	NR
EUR	874,078	Term Loan, 4.589%, maturing March 02, 2015			115,495
EUR	874,078	Term Loan, 4.839%, maturing March 02, 2016			115,495
		Numericable/YPSO France SAS	NR	NR
EUR	957,340	Term Loan, 4.053%, maturing July 28, 2016			728,741
EUR	1,561,975	Term Loan, 4.053%, maturing July 28, 2016			1,188,998
EUR	2,480,685	Term Loan, 4.053%, maturing July 28, 2016			1,888,334
EUR	694,875	Term Loan, 4.303%, maturing July 28, 2016			528,445
EUR	1,305,125	Term Loan, 4.303%, maturing July 28, 2016			992,534
		ProSiebenSat.1 Media AG	NR	NR
SEK	2,269,914	Term Loan, 2.955%, maturing July 02, 2014			123,336
EUR	1,190,021	Term Loan, 3.625%, maturing July 02, 2014			737,885
EUR	64,583	Term Loan, 3.625%, maturing July 02, 2014			40,046
EUR	60,482	Term Loan, 3.750%, maturing May 09, 2015			38,859
EUR	1,344,256	Term Loan, 3.750%, maturing May 09, 2015			863,675

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 28, 2009 (continued)

			Bank Loan Ratings† (Unaudited)		Market
Principal Amount		Borrower/Tranche Description	Moody's	S&P	Value
Foreign Cable, Foreign TV, Radio and Equipment: (continued)
		UPC Financing Partnership	Ba3	B+
	$6,000,000	Term Loan, 2.163%, maturing December 31, 2014			$5,137,500
EUR	5,924,125	Term Loan, 3.760%, maturing December 31, 2014			5,543,316
		Virgin Media Investment Holdings, Ltd.	Ba2	BB
GBP	974,627	Term Loan, 4.302%, maturing September 03, 2012			1,137,468
GBP	495,573	Term Loan, 4.302%, maturing September 03, 2012			578,374
GBP	2,048,281	Term Loan, 4.392%, maturing September 03, 2012			2,390,507
GBP	2,478,536	Term Loan, 4.392%, maturing September 03, 2012			2,892,650
					25,041,658
Gaming: 2.9%
		Cannery Casino Resorts, LLC	B1	BB
	$789,999	Term Loan, 2.680%, maturing May 18, 2013			734,041
	955,622	Term Loan, 2.723%, maturing May 18, 2013			887,932
		CCM Merger, Inc.	B3	B+
	3,287,968	Term Loan, 2.813%, maturing July 13, 2012			1,981,001
		Centaur, LLC	B3	CCC
	1,116,817	Term Loan, 9.250%, maturing October 30, 2012			557,478
		Fontainebleau Las Vegas, LLC	B3	CCC
	2,000,000	Term Loan, 5.443%, maturing June 06, 2014			546,250
		Golden Nugget, Inc.	B3	B-
	797,636	Term Loan, 2.395%, maturing June 30, 2014			321,048
	1,675,036	Term Loan, 2.480%, maturing June 30, 2014			674,202
		Green Valley Ranch Gaming, LLC	B3	B
	946,136	Term Loan, 3.016%, maturing February 16, 2014			392,647
		Green Valley Ranch Gaming, LLC	Caa3	CCC
	500,000	Term Loan, 3.697%, maturing August 16, 2014			43,750
		Harrahs Operating Company, Inc.	B1	B-
	1,985,000	Term Loan, 4.163%, maturing January 28, 2015			1,155,953
		Isle of Capri Casinos, Inc.	B1	B+
	1,398,728	Term Loan, 3.209%, maturing July 26, 2014			925,347
	1,855,552	Term Loan, 3.209%, maturing July 26, 2014			1,227,565

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 28, 2009 (continued)

		Bank Loan Ratings† (Unaudited)		Market
Principal Amount	Borrower/Tranche Description	Moody's	S&P	Value
Gaming: (continued)
$4,638,880	Term Loan, 3.209%, maturing July 26, 2014			$3,068,911
	Las Vegas Sands, LLC	B2	B+
1,592,000	Term Loan, 2.160%, maturing May 23, 2014			715,604
6,304,000	Term Loan, 2.160%, maturing May 23, 2014			2,833,648
	New World Gaming Partners, Ltd.	B1	B+
750,000	Term Loan, 3.935%, maturing September 30, 2014			342,188
3,712,500	Term Loan, 3.935%, maturing September 30, 2014			1,693,828
	Penn National Gaming, Inc.	Ba2	BB+
15,150	Term Loan, 2.594%, maturing October 03, 2012			13,782
	Seminole Tribe of Florida	Baa3	BBB
20,310	Term Loan, 3.000%, maturing March 05, 2014			18,398
				18,133,573
Healthcare, Education and Childcare: 12.0%
	Accellent, Inc.	B2	B+
2,910,000	Term Loan, 5.243%, maturing November 22, 2012			2,357,100
	AGA Medical Corporation	B1	BB-
2,722,471	Term Loan, 3.654%, maturing April 28, 2013			2,314,100
	Catalent Pharma Solutions	Ba3	BB-
5,669,222	Term Loan, 3.709%, maturing April 10, 2014			3,458,225
	CHG Medical Staffing, Inc.	Ba3	B+
1,523,000	Term Loan, 2.979%, maturing January 08, 2013			1,286,935
400,000	Term Loan, 3.945%, maturing January 08, 2013			338,000
	CHS/Community Health Systems, Inc.	Ba3	BB
538,290	Term Loan, 2.729%, maturing July 25, 2014			457,791
10,980,901	Term Loan, 3.438%, maturing July 25, 2014			9,338,762
	Concentra Operating Corporation	B1	B+
2,758,000	Term Loan, 3.710%, maturing June 25, 2014			1,620,325
	CRC Health Corporation	Ba3	BB-
670,367	Term Loan, 3.709%, maturing February 06, 2013			447,470
591,901	Term Loan, 3.709%, maturing February 06, 2013			395,094
	Education Management Corporation	B2	B+
4,160,367	Term Loan, 3.250%, maturing June 01, 2013			3,571,417

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 28, 2009 (continued)

			Bank Loan Ratings† (Unaudited)		Market
Principal Amount		Borrower/Tranche Description	Moody's	S&P	Value
Healthcare, Education and Childcare: (continued)
		Emdeon Business Services, LLC	B1	BB-
	$2,820,795	Term Loan, 3.459%, maturing November 16, 2013			$2,454,091
		Gambro	NR	NR
SEK	2,111,070	Term Loan, 3.868%, maturing June 05, 2014			141,523
SEK	2,146,343	Term Loan, 3.868%, maturing June 05, 2014			143,887
	$646,459	Term Loan, 4.266%, maturing June 05, 2014			389,492
SEK	2,146,343	Term Loan, 4.368%, maturing June 05, 2015			143,887
SEK	2,111,070	Term Loan, 4.368%, maturing June 05, 2015			141,523
	$646,459	Term Loan, 4.766%, maturing June 05, 2015			389,492
		Harlan Sprague Dawley, Inc.	B2	BB-
	$3,473,750	Term Loan, 2.977%, maturing July 11, 2014			2,587,944
		Harrington Holdings, Inc.	B1	BB-
	2,620,000	Term Loan, 2.729%, maturing January 11, 2014			2,200,800
		HCA, Inc.	Ba3	BB
	3,962,221	Term Loan, 3.709%, maturing November 18, 2013			3,355,780
		Health Management Associates, Inc.	B1	BB-
	2,555,176	Term Loan, 3.209%, maturing February 28, 2014			2,053,723
		Iasis Healthcare, LLC	Ba2	B+
	1,519,039	Term Loan, 2.409%, maturing March 14, 2014			1,333,906
	140,874	Term Loan, 4.763%, maturing March 14, 2014			123,705
	525,637	Term Loan, 2.409%, maturing March 15, 2014			461,575
		IM US Holdings, LLC	B1	BB
	1,932,595	Term Loan, 2.848%, maturing June 26, 2014			1,724,841
		Life Technologies Corporation	Baa3	BBB-
	1,745,625	Term Loan, 5.250%, maturing November 21, 2015			1,716,714
		Multiplan, Inc.	B1	B+
	1,781,082	Term Loan, 3.000%, maturing April 12, 2013			1,475,329
		National Mentor, Inc.	B1	B+
	1,969,636	Term Loan, 3.460%, maturing June 29, 2013			1,231,022
	117,736	Term Loan, 5.570%, maturing June 29, 2013			73,585

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 28, 2009 (continued)

			Bank Loan Ratings† (Unaudited)		Market
Principal Amount		Borrower/Tranche Description	Moody's	S&P	Value
Healthcare, Education and Childcare: (continued)
		Nycomed	NR	NR
EUR	1,397,300	Term Loan, 5.240%, maturing December 10, 2014			$1,270,383
EUR	86,211	Term Loan, 5.240%, maturing December 10, 2014			78,381
EUR	54,917	Term Loan, 5.240%, maturing December 10, 2014			49,929
EUR	388,312	Term Loan, 5.240%, maturing December 10, 2014			353,042
EUR	535,383	Term Loan, 5.240%, maturing December 10, 2014			486,754
EUR	535,383	Term Loan, 5.990%, maturing December 10, 2014			486,754
EUR	1,397,300	Term Loan, 5.990%, maturing December 10, 2014			1,270,383
EUR	86,211	Term Loan, 5.990%, maturing December 10, 2014			78,381
EUR	54,917	Term Loan, 5.990%, maturing December 10, 2014			49,929
EUR	388,312	Term Loan, 5.990%, maturing December 10, 2014			353,042
		Orthofix International/Colgate Medical	B1	BB+
	$1,658,788	Term Loan, 6.317%, maturing September 22, 2013			1,434,852
		Quintiles Transnational Corporation	B1	BB
	1,218,233	Term Loan, 3.459%, maturing March 31, 2013			1,085,750
		Renal Advantage, Inc.	NR	B+
	4,349,928	Term Loan, 4.496%, maturing October 05, 2012			3,643,065
		Sterigenics International, Inc.	B3	BB-
	2,417,888	Term Loan, 4.191%, maturing November 21, 2013			1,934,310
		Stiefel Laboratories, Inc.	B1	BB-
	1,092,853	Term Loan, 3.410%, maturing December 28, 2013			917,997
	1,428,805	Term Loan, 3.410%, maturing December 28, 2013			1,200,196
		Sun Healthcare Group, Inc.	Ba2	B+
	1,352,649	Term Loan, 3.231%, maturing April 19, 2014			1,102,409
	305,747	Term Loan, 3.459%, maturing April 21, 2014			249,184
		Surgical Care Affiliates, LLC	Ba3	B
	2,955,000	Term Loan, 3.459%, maturing December 29, 2014			1,802,550
		Team Health, Inc.	B1	BB-
	2,695,358	Term Loan, 3.309%, maturing November 23, 2012			1,994,565

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 28, 2009 (continued)

			Bank Loan Ratings† (Unaudited)		Market
Principal Amount		Borrower/Tranche Description	Moody's	S&P	Value
Healthcare, Education and Childcare: (continued)
		United Surgical Partners International, Inc.	Ba3	B
	$389,113	Term Loan, 2.470%, maturing April 19, 2014			$321,018
	2,060,081	Term Loan, 2.797%, maturing April 19, 2014			1,699,567
		Viant Holdings, Inc.	Ba3	B+
	985,000	Term Loan, 3.710%, maturing June 25, 2014			566,375
		VWR International, Inc.	B1	B+
	2,500,000	Term Loan, 2.979%, maturing June 29, 2014			2,021,875
EUR	2,500,000	Term Loan, 4.049%, maturing June 29, 2014			2,063,343
					74,242,072
Home & Office Furnishings: 1.5%
		Global Garden Products Italy, S.P.A.	NR	NR
EUR	1,250,000	Term Loan, 8.417%, maturing October 19, 2014			859,727
EUR	1,250,000	Term Loan, 8.917%, maturing October 19, 2015			859,727
		Hilding Anders	NR	NR
EUR	367,247	Term Loan, 7.540%, maturing April 25, 2015			202,262
SEK	20,194,780	Term Loan, 7.733%, maturing April 25, 2015			898,804
		National Bedding Company	B1	BB-
	$4,107,364	Term Loan, 3.045%, maturing February 28, 2013			2,017,742
		Simmons Company	B2	CC
	4,991,524	Term Loan, 8.535%, maturing December 19, 2011			3,890,893
		Springs Window Fashions, LLC	B2	B+
	1,337,522	Term Loan, 4.250%, maturing December 31, 2012			806,971
					9,536,126
Insurance: 2.0%
		AmWINS Group, Inc.	B2	B-
	2,462,500	Term Loan, 3.410%, maturing June 08, 2013			1,459,031
		Applied Systems, Inc.	B1	B-
	1,262,784	Term Loan, 3.921%, maturing September 26, 2013			966,030
		Conseco, Inc.	B2	CCC
	7,338,831	Term Loan, 2.447%, maturing October 10, 2013			4,293,216
		Hub International, Ltd.	B2	B+
	543,725	Term Loan, 3.959%, maturing June 13, 2014			391,482

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 28, 2009 (continued)

		Bank Loan Ratings† (Unaudited)		Market
Principal Amount	Borrower/Tranche Description	Moody's	S&P	Value
Insurance: (continued)
$2,419,054	Term Loan, 3.959%, maturing June 13, 2014			$1,741,719
	Swett & Crawford	B3	B-
3,144,000	Term Loan, 2.729%, maturing April 03, 2014			1,708,239
	USI Holdings Corporation	B2	B
2,714,984	Term Loan, 4.210%, maturing May 05, 2014			1,610,890
				12,170,607
Leisure, Amusement, Entertainment: 5.6%
	24 Hour Fitness Worldwide, Inc.	Ba3	B+
4,133,125	Term Loan, 3.468%, maturing June 08, 2012			2,355,881
	Alpha D2, Ltd.	NR	NR
2,285,714	Term Loan, 2.854%, maturing December 31, 2013			1,191,947
1,571,429	Term Loan, 2.854%, maturing December 31, 2013			819,464
	AMF Bowling Worldwide, Inc.	B1	B
3,078,125	Term Loan, 4.625%, maturing June 10, 2013			1,677,578
	Cedar Fair, L.P.	Ba3	BB-
861,028	Term Loan, 2.479%, maturing August 30, 2012			716,940
	HIT Entertainment, Inc.	B1	B-
3,404,852	Term Loan, 3.490%, maturing March 20, 2012			1,702,426
	Kerasotes Showplace Theater, LLC	B1	B-
75,000	Revolver, 0.804%, maturing October 31, 2010			71,625
375,971	Term Loan, 5.063%, maturing October 28, 2011			234,982
	Metro-Goldwyn-Mayer, Inc.	Ba3	B+
26,015,379	Term Loan, 4.249%, maturing April 08, 2012			11,874,174
13,890,864	Term Loan, 4.709%, maturing April 09, 2012			6,340,193
	NEP II, Inc.	B1	B
4,418,745	Term Loan, 2.729%, maturing February 16, 2014			3,645,465
	Warner Music Group	Ba3	BB
4,823,140	Term Loan, 2.954%, maturing February 28, 2011			4,181,662
				34,812,337
Lodging: 2.0%
	Audio Visual Services Corporation	Ba3	B+
1,481,250	Term Loan, 3.710%, maturing February 28, 2014			466,594

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 28, 2009 (continued)

			Bank Loan Ratings† (Unaudited)		Market
Principal Amount		Borrower/Tranche Description	Moody's	S&P	Value
Lodging: (continued)
		Hotel Del Coronado	B1	B+
	$24,600,000	Term Loan, 2.084%, maturing January 09, 2010			$12,300,000
					12,766,594
Machinery: 0.3%
		Kion Group	NR	NR
EUR	1,238,909	Term Loan, 3.553%, maturing December 23, 2014			596,469
EUR	1,145,833	Term Loan, 4.053%, maturing December 23, 2015			551,658
		NACCO Materials Handling Group, Inc.	NR	NR
	$975,000	Term Loan, 3.642%, maturing March 21, 2013			531,375
					1,679,502
Mining, Steel, Iron & Nonprecious Metals: 1.2%
		Continental Alloys & Services, Inc.	B3	B-
	490,469	Term Loan, 3.959%, maturing June 15, 2012			282,020
		Noranda Aluminum Acquisition Corporation	Ba2	B
	826,245	Term Loan, 2.466%, maturing May 18, 2014			454,435
		Novelis	Ba3	BB
	1,539,063	Term Loan, 3.460%, maturing July 06, 2014			931,133
	3,385,938	Term Loan, 3.460%, maturing July 06, 2014			2,048,492
		Oxbow Carbon and Minerals Holdings, LLC	B1	BB-
	337,148	Term Loan, 2.479%, maturing May 08, 2014			233,615
	3,765,941	Term Loan, 2.850%, maturing May 08, 2014			2,609,485
		Tube City IMS Corporation	Ba3	B+
	162,162	Term Loan, 3.459%, maturing January 25, 2014			72,973
	1,314,426	Term Loan, 3.459%, maturing January 25, 2014			591,492
					7,223,645
North American Cable: 10.4%
		Block Communications, Inc.	Ba1	BB+
	1,212,500	Term Loan, 3.459%, maturing December 22, 2012			1,018,500
		Bresnan Communications, LLC	B2	BB-
	4,750,000	Term Loan, 3.483%, maturing September 29, 2013			4,096,875
		Cequel Communications, LLC	B1	BB-
	28,683,299	Term Loan, 2.450%, maturing November 05, 2013			24,407,709

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 28, 2009 (continued)

		Bank Loan Ratings† (Unaudited)		Market
Principal Amount	Borrower/Tranche Description	Moody's	S&P	Value
North American Cable: (continued)
	Cequel Communications, LLC	Caa1	B-
$1,975,000	Term Loan, 4.913%, maturing May 05, 2014			$1,237,338
	Charter Communications Operating, LLC	B1	C
10,467,358	Term Loan, 3.211%, maturing March 06, 2014			8,360,802
	CSC Holdings, Inc.	Ba1	BBB-
2,051,931	Term Loan, 2.206%, maturing March 29, 2013			1,874,952
	Insight Midwest Holdings, LLC	B1	B+
1,162,500	Term Loan, 2.420%, maturing April 07, 2014			1,033,414
	Knology, Inc.	B2	B
2,911,576	Term Loan, 2.663%, maturing June 30, 2012			2,387,493
	Mediacom Broadband, LLC	Ba3	BB-
7,940,878	Term Loan, 1.870%, maturing January 31, 2015			6,839,081
	Mediacom LLC Group	Ba3	BB-
6,387,167	Term Loan, 1.870%, maturing January 31, 2015			5,373,204
	Quebecor Media, Inc.	B1	B
1,100,891	Term Loan, 3.094%, maturing July 21, 2009			924,749
	San Juan Cable, LLC	B1	BB-
3,882,534	Term Loan, 4.210%, maturing October 31, 2012			2,727,480
	Wideopenwest Finance, LLC	B2	B-
5,833,333	Term Loan, 3.228%, maturing June 28, 2014			4,015,276
				64,296,873
Oil & Gas: 3.1%
	Alon USA	B1	BB
1,729,620	Term Loan, 2.897%, maturing June 22, 2013			726,440
216,202	Term Loan, 3.426%, maturing June 22, 2013			90,805
	CR Gas Storage	Ba3	BB-
112,213	Term Loan, 2.205%, maturing May 13, 2011			89,490
217,232	Term Loan, 2.203%, maturing May 12, 2013			173,243
1,968,097	Term Loan, 4.847%, maturing May 12, 2013			1,569,557
320,690	Term Loan, 4.847%, maturing May 12, 2013			255,750
	Hercules Offshore, LLC	Ba3	BB
2,000,000	Term Loan, 3.210%, maturing July 11, 2013			1,417,500

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 28, 2009 (continued)

			Bank Loan Ratings† (Unaudited)		Market
Principal Amount		Borrower/Tranche Description	Moody's	S&P	Value
Oil & Gas: (continued)
		MEG Energy	B1	BB+
	$4,163,250	Term Loan, 3.460%, maturing April 03, 2013			$2,622,848
	4,084,500	Term Loan, 3.460%, maturing April 03, 2013			2,573,235
		Targa Resources, Inc.	Ba3	B+
	2,377,541	Term Loan, 3.459%, maturing October 31, 2012			1,730,850
	991,722	Term Loan, 5.930%, maturing October 31, 2012			721,973
		Venoco, Inc.	Caa1	B
	1,483,457	Term Loan, 5.250%, maturing May 08, 2014			697,225
		Western Refining, Inc.	B3	BB-
	10,127,807	Term Loan, 8.250%, maturing May 30, 2014			6,390,646
					19,059,562
Other Broadcasting and Entertainment: 1.2%
		Deluxe Entertainment Services Group, Inc.	Ba3	B-
	2,485,042	Term Loan, 3.583%, maturing May 11, 2013			1,615,277
	243,304	Term Loan, 3.709%, maturing May 11, 2013			158,148
	137,795	Term Loan, 3.709%, maturing May 11, 2013			89,567
		Getty Images, Inc.	Ba2	BB
	993,750	Term Loan, 7.244%, maturing July 02, 2015			950,688
		VNU	Ba3	B+
	5,722,571	Term Loan, 2.448%, maturing August 09, 2013			4,519,240
					7,332,920
Other Telecommunications: 2.2%
		Asurion Corporation	B1	B-
	3,250,000	Term Loan, 3.762%, maturing July 03, 2014			2,442,580
		BCM Ireland Holdings, Ltd.	Ba3	BB
EUR	1,316,002	Term Loan, 3.428%, maturing September 30, 2014			1,129,710
EUR	1,316,231	Term Loan, 3.678%, maturing September 30, 2015			1,129,906
		Cavalier Telephone	Caa1	B-
	$3,125,298	Term Loan, 9.500%, maturing December 31, 2012			914,150
		Consolidated Communications	B1	B+
	1,000,000	Term Loan, 2.980%, maturing December 31, 2014			807,500

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 28, 2009 (continued)

			Bank Loan Ratings† (Unaudited)		Market
Principal Amount		Borrower/Tranche Description	Moody's	S&P	Value
Other Telecommunications: (continued)
		Gabriel Communications	B2	B-
$492,500		Term Loan, 5.171%, maturing May 31, 2014			$379,225
		Hargray Communications Group, Inc.	B1	B
669,437		Term Loan, 3.486%, maturing June 29, 2014			535,550
	(1)	Hawaiian Telcom Communications, Inc.	NR	NR
2,818,023		Term Loan, 4.750%, maturing June 01, 2014			1,209,989
		Kentucky Data Link, Inc.	B1	B
2,940,606		Term Loan, 2.729%, maturing February 26, 2014			2,543,624
		One Communications	B2	CCC+
3,687,143		Term Loan, 5.885%, maturing June 30, 2012			2,212,286
		Time Warner Telecom Holdings, Inc.	Ba2	B
570		Term Loan, 2.480%, maturing January 07, 2013			508
		U.S. Telepacific Corporation	B1	CCC
977,506		Term Loan, 5.783%, maturing August 04, 2011			633,749
					13,938,777
Personal & Nondurable Consumer Products: 5.3%
		Advantage Sales and Marketing	B1	B-
3,783,602		Term Loan, 2.711%, maturing March 29, 2013			3,045,800
		Bushnell Performance Optics	Ba3	BB-
1,690,355		Term Loan, 5.208%, maturing August 24, 2013			1,255,089
		Fender Musical Instruments Corporation	B2	B+
1,160,833		Term Loan, 2.660%, maturing June 09, 2014			551,396
2,298,333		Term Loan, 3.710%, maturing June 09, 2014			1,091,708
		Huish Detergents, Inc.	Ba3	BB
2,253,032		Term Loan, 2.170%, maturing April 26, 2014			1,933,851
		Information Resources, Inc.	B1	B+
378,639		Term Loan, 3.145%, maturing May 16, 2014			246,116
		Jarden Corporation	Ba3	BB-
4,237,648		Term Loan, 3.209%, maturing January 24, 2012			3,801,522
1,172,135		Term Loan, 3.209%, maturing January 24, 2012			1,051,503
		KIK Custom Products, Inc.	B3	CCC+
421,494		Term Loan, 2.730%, maturing May 31, 2014			189,522
72,256		Term Loan, 2.730%, maturing May 31, 2014			32,489

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 28, 2009 (continued)

			Bank Loan Ratings† (Unaudited)		Market
Principal Amount		Borrower/Tranche Description	Moody's	S&P	Value
Personal & Nondurable Consumer Products: (continued)
		Mega Bloks, Inc.	Caa1	CCC
$965,000		Term Loan, 8.750%, maturing July 26, 2012			$265,375
		Norwood Promotional Products	NR	NR
31,885,000	(2)	Term Loan, 0.000%, maturing August 16, 2011			16,261,350
	(1)	Spectrum Brands, Inc.	NR	D
56,383		Term Loan, 4.413%, maturing March 30, 2013			37,974
1,110,978		Term Loan, 6.053%, maturing March 30, 2013			748,244
		Totes Isotoner Corporation	B1	B
339,429		Term Loan, 5.311%, maturing January 31, 2013			175,655
		Yankee Candle Company, Inc.	Ba3	BB-
3,616,346		Term Loan, 3.401%, maturing February 06, 2014			2,236,106
					32,923,700
Personal, Food & Miscellaneous: 2.4%
		Acosta, Inc.	B1	B
2,407,805		Term Loan, 2.730%, maturing July 29, 2013			1,992,458
		Arbys Restaurant Group, Inc.	B1	BB-
3,658,967		Term Loan, 2.729%, maturing July 25, 2012			2,995,779
		Culligan International Company	B2	B-
1,473,750		Term Loan, 3.300%, maturing November 24, 2012			857,538
		N.E.W. Customer Services Companies, Inc.	B1	B
4,594,039		Term Loan, 3.861%, maturing May 22, 2014			2,863,616
		NPC International	Ba3	B+
1,179,018		Term Loan, 2.782%, maturing May 03, 2013			1,002,166
		OSI Restaurant Partners, Inc.	B3	B+
378,313		Term Loan, 4.074%, maturing June 14, 2013			181,275
4,180,800		Term Loan, 2.813%, maturing June 14, 2014			2,003,301
		Reddy Ice Group, Inc.	B1	BB-
3,000,000		Term Loan, 2.801%, maturing August 09, 2012			1,635,000
		Sagittarius Brands, Inc.	B2	B
1,342,436		Term Loan, 10.250%, maturing March 29, 2013			637,657
		Seminole Hard Rock Entertainment	B1	BB
1,000,000		Term Loan, 5.319%, maturing March 15, 2014			470,000
					14,638,790

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 28, 2009 (continued)

				Bank Loan Ratings† (Unaudited)		Market
Principal Amount			Borrower/Tranche Description	Moody's	S&P	Value
Printing & Publishing: 8.6%
			American Achievement Corporation	B1	BB-
	$606,452		Term Loan, 4.500%, maturing March 25, 2011			$503,355
		(1)	Ascend Media Holdings, LLC	B3	B
	841,773	(2)	Term Loan, 10.250%, maturing January 31, 2012			235,696
			Black Press, Ltd.	Ba3	B
	708,500		Term Loan, 3.256%, maturing August 02, 2013			283,400
	1,166,942		Term Loan, 3.256%, maturing August 02, 2013			466,777
			Canwest Media, Inc.	B3	CCC+
	736,875		Term Loan, 3.256%, maturing July 10, 2014			335,278
			Caribe Information Investments, Inc.	B1	B+
	2,439,919		Term Loan, 2.716%, maturing March 31, 2013			1,524,950
			Cengage Learning, Inc.	B1	B+
	6,830,352		Term Loan, 2.980%, maturing July 03, 2014			4,499,495
			Cenveo Corporation	Ba2	BB+
	46,621		Term Loan, 3.275%, maturing June 21, 2013			30,304
	2,844,057		Term Loan, 3.275%, maturing June 21, 2013			1,848,637
			Dex Media West, LLC	B1	B
	4,250,000		Term Loan, 7.000%, maturing October 24, 2014			2,087,813
			Flint Group	NR	NR
	936,821		Term Loan, 6.126%, maturing December 31, 2012			414,153
	353,279		Term Loan, 6.126%, maturing December 31, 2014			156,179
	2,333,333		Term Loan, 6.126%, maturing May 29, 2015			1,031,527
EUR	666,667		Term Loan, 7.541%, maturing May 29, 2015			416,901
	$1,277,104		Term Loan, 6.126%, maturing December 31, 2015			564,586
			Hanley Wood, LLC	B2	B
	2,695,218		Term Loan, 2.698%, maturing March 08, 2014			1,055,628
			Idearc, Inc.	B3	CCC
	30,953,027		Term Loan, 3.418%, maturing November 17, 2014			11,003,801
			Intermedia Outdoor, Inc.	NR	NR
	1,960,000		Term Loan, 4.459%, maturing January 31, 2013			1,176,000

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 28, 2009 (continued)

				Bank Loan Ratings† (Unaudited)		Market
Principal Amount			Borrower/Tranche Description	Moody's	S&P	Value
Printing & Publishing: (continued)
			Mediannuaire Holding	NR	NR
EUR	799,273		Term Loan, 3.909%, maturing April 10, 2016			$324,760
EUR	799,273		Term Loan, 4.409%, maturing April 10, 2016			324,760
			Merrill Communications, LLC	B1	B
	$5,747,209		Term Loan, 2.395%, maturing May 15, 2011			4,023,046
			Nelson Canada	Ba3	B
	4,937,500		Term Loan, 3.959%, maturing July 05, 2014			3,085,937
			PagesJaunes Groupe, S.A.	NR	NR
EUR	1,100,000		Term Loan, 3.159%, maturing October 24, 2013			939,297
			PBL Media	B1	NR
AUD	24,331,191		Term Loan, 5.495%, maturing February 05, 2013			7,563,488
			Prism Business Media Holdings/ Penton Media, Inc.	Caa1	B-
	$2,161,500		Term Loan, 3.355%, maturing February 01, 2013			872,706
			R.H. Donnelley Corporation	B1	B-
	1,684,561		Term Loan, 6.750%, maturing June 30, 2011			954,184
	2,619,790		Term Loan, 6.750%, maturing June 30, 2011			1,475,814
			Readers Digest	Caa2	CCC
	4,298,438		Term Loan, 3.502%, maturing March 02, 2014			1,278,785
EUR	743,980		Term Loan, 3.849%, maturing March 02, 2014			307,017
			Source Media, Inc.	B1	B
	$3,485,775		Term Loan, 6.460%, maturing November 08, 2011			1,899,747
			Thomas Nelson Publishers	B1	B
	1,855,110		Term Loan, 8.750%, maturing June 12, 2012			649,289
		(1)	Tribune Company	NR	D
	1,491,225	(2)	Term Loan, 5.250%, maturing May 19, 2014			398,670
			Yell Group, PLC	NR	NR
	2,000,000		Term Loan, 3.479%, maturing October 27, 2012			1,405,834
						53,137,814
Radio and TV Broadcasting: 6.0%
			Citadel Broadcasting Corporation	Caa2	B+
	10,302,037		Term Loan, 2.213%, maturing June 12, 2014			4,056,427

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 28, 2009 (continued)

			Bank Loan Ratings† (Unaudited)		Market
Principal Amount		Borrower/Tranche Description	Moody's	S&P	Value
Radio and TV Broadcasting: (continued)
		CMP KC, LLC	NR	NR
$2,023,744		Term Loan, 4.500%, maturing May 03, 2011			$192,256
		CMP Susquehanna Corporation	Caa1	CCC+
9,397,493		Term Loan, 2.498%, maturing May 05, 2013			3,575,746
		Cumulus Media, Inc.	B3	B
4,016,490	(3)	Term Loan, 2.197%, maturing June 11, 2014			1,676,884
		Emmis Communication	Caa1	B+
1,157,569		Term Loan, 3.100%, maturing November 01, 2013			524,764
		FoxCo Acquisition, LLC	B1	BB-
1,246,875		Term Loan, 7.250%, maturing July 14, 2015			673,313
		Local TV Finance, LLC	B2	B+
3,349,000		Term Loan, 2.480%, maturing May 07, 2013			1,490,305
		Nexstar Broadcasting Group	B1	B+
4,706,683		Term Loan, 3.209%, maturing October 01, 2012			2,682,809
4,453,141		Term Loan, 3.209%, maturing October 01, 2012			2,538,290
		Nextmedia Operating, Inc.	Caa1	B
2,540,159		Term Loan, 2.673%, maturing November 15, 2012			1,238,328
1,128,960		Term Loan, 5.123%, maturing November 15, 2012			550,368
		Paxson Communications	B2	CCC
6,500,000		Term Loan, 4.344%, maturing January 15, 2012			1,625,000
		Regent Communications	B3	B-
2,135,847		Term Loan, 3.709%, maturing November 21, 2013			1,447,036
		Spanish Broadcasting Systems	Caa3	CCC+
3,372,115		Term Loan, 3.210%, maturing June 11, 2012			1,225,201
		Univision Communications, Inc.	B2	B-
26,263,682		Term Loan, 2.729%, maturing September 29, 2014			12,004,682
		Univision Communications, Inc.	Caa2	CCC
2,195,925	(3)	Term Loan, 2.979%, maturing March 30, 2009			2,009,271
					37,510,680
Retail Stores: 7.8%
		Amscan Holdings, Inc.	B1	B
1,965,000		Term Loan, 3.787%, maturing May 25, 2013			1,424,625

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 28, 2009 (continued)

			Bank Loan Ratings† (Unaudited)		Market
Principal Amount		Borrower/Tranche Description	Moody's	S&P	Value
Retail Stores: (continued)
		Burlington Coat Factory	B3	CCC+
	$3,744,684	Term Loan, 2.730%, maturing May 28, 2013			$1,389,543
		CBR Fashion Holding	NR	NR
EUR	750,000	Term Loan, 3.678%, maturing July 20, 2015			560,197
EUR	690,000	Term Loan, 3.928%, maturing July 20, 2016			515,382
		Dollar General Corporation	B1	B+
	$7,000,000	Term Loan, 3.580%, maturing July 07, 2014			6,086,024
		Dollarama Group, L.P.	Ba1	BB-
	3,003,365	Term Loan, 2.924%, maturing November 18, 2011			2,657,978
		General Nutrition Centers, Inc.	B1	B-
	4,716,000	Term Loan, 3.706%, maturing September 16, 2013			3,478,050
		Guitar Center, Inc.	B3	B-
	5,171,000	Term Loan, 3.985%, maturing October 09, 2014			3,218,947
		Harbor Freight Tools USA, Inc.	B1	B+
	7,169,633	Term Loan, 9.750%, maturing July 15, 2010			4,588,565
		Michaels Stores, Inc.	B2	B
	2,614,254	Term Loan, 2.770%, maturing October 31, 2013			1,484,316
		Nebraska Book Company, Inc.	Ba3	B
	3,309,116	Term Loan, 6.380%, maturing March 04, 2011			2,730,021
		Neiman Marcus Group, Inc.	Ba3	BB
	3,493,249	Term Loan, 4.193%, maturing April 06, 2013			2,270,612
		Oriental Trading Company, Inc.	Caa1	CCC+
	2,376,524	Term Loan, 7.267%, maturing July 31, 2013			1,277,382
		Petco Animal Supplies, Inc.	B1	B+
	5,022,500	Term Loan, 3.411%, maturing October 26, 2013			4,218,900
		Phones 4U Group, Ltd.	NR	NR
GBP	1,615,726	Term Loan, 4.100%, maturing September 22, 2014			1,062,659
GBP	1,545,301	Term Loan, 4.600%, maturing September 22, 2015			1,016,341
		Rite Aid	B3	B+
	$4,962,500	Term Loan, 2.217%, maturing June 04, 2014			3,240,101
	399,000	Term Loan, 6.000%, maturing June 04, 2014			289,275

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 28, 2009 (continued)

			Bank Loan Ratings† (Unaudited)		Market
Principal Amount		Borrower/Tranche Description	Moody's	S&P	Value
Retail Stores: (continued)
		Sally Holding, LLC	B2	BB
	$2,654,334	Term Loan, 3.036%, maturing November 16, 2013			$2,281,780
		Sports Authority	B3	B-
	2,925,000	Term Loan, 3.709%, maturing May 03, 2013			1,513,687
		Toys "R" Us, Inc.	B2	BB-
	1,368,159	Term Loan, 4.720%, maturing July 19, 2012			776,919
		Vivarte	NR	NR
EUR	1,966,980	Term Loan, 3.692%, maturing June 28, 2015			1,172,610
EUR	1,966,980	Term Loan, 4.192%, maturing June 28, 2016			1,172,610
					48,426,524
Telecommunications Equipment: 1.2%
		CommScope, Inc.	Ba3	BB-
	$917,113	Term Loan, 3.850%, maturing December 27, 2014			787,188
		Macquarie UK Broadcast Ventures, Ltd.	NR	NR
GBP	5,357,312	Term Loan, 3.595%, maturing December 01, 2014			4,967,407
		Sorenson Communications, Inc.	Ba2	B
	$1,706,480	Term Loan, 2.980%, maturing August 16, 2013			1,478,950
					7,233,545
Utilities: 7.3%
		Boston Generating, LLC	B3	CCC+
	1,062,345	Term Loan, 3.709%, maturing December 20, 2013			645,707
	5,291,295	Term Loan, 2.729%, maturing December 20, 2013			3,216,118
	1,794,089	Term Loan, 3.709%, maturing December 20, 2013			1,090,470
		Calpine Corporation	B2	B+
	1,957,500	Revolver, 2.561%, maturing March 29, 2014			1,277,269
	6,627,489	Term Loan, 4.335%, maturing March 29, 2014			4,845,165
		Coleto Creek WLE, L.P.	B1	BB-
	541,667	Revolver, 0.796%, maturing June 30, 2011			375,104
	570,227	Term Loan, 4.209%, maturing June 28, 2013			405,812
	4,341,930	Term Loan, 4.209%, maturing June 28, 2013			3,090,008
		FirstLight Power Resources, Inc.	B1	B+
	906,823	Term Loan, 3.850%, maturing November 01, 2013			766,265

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 28, 2009 (continued)

				Bank Loan Ratings† (Unaudited)		Market
Principal Amount			Borrower/Tranche Description	Moody's	S&P	Value
Utilities: (continued)
	$2,635,312		Term Loan, 4.125%, maturing November 01, 2013			$2,226,839
			FirstLight Power Resources, Inc.	B3	CCC+
	610,514		Term Loan, 5.966%, maturing May 01, 2014			415,149
			Infrastrux Group, Inc.	B2	B
	4,188,106		Term Loan, 4.729%, maturing November 03, 2012			3,601,771
			MACH Gen, LLC	B2	B+
	258,928		Term Loan, 3.218%, maturing February 22, 2013			200,669
			NRG Energy, Inc.	Ba1	BB
	4,161,075		Term Loan, 2.959%, maturing February 01, 2013			3,851,075
			Texas Competitive Electric Holdings Company, LLC	Ba3	B+
	6,770,610		Term Loan, 3.951%, maturing October 14, 2014			4,252,790
	2,927,626		Term Loan, 3.951%, maturing October 14, 2014			1,840,578
	5,724,350		Term Loan, 3.951%, maturing October 14, 2014			3,597,886
			TPF Generation Holdings, LLC	Ba3	BB-
	1,164,934		Revolver, 5.762%, maturing December 15, 2011			1,065,914
	1,508,731		Term Loan, 2.479%, maturing December 15, 2013			1,380,489
	1,284,619		Term Loan, 5.762%, maturing December 15, 2013			1,175,427
			TPF Generation Holdings, LLC	B3	B-
	2,000,000		Term Loan, 5.709%, maturing December 15, 2014			1,330,000
			Viridian Group, PLC	NR	NR
GBP	1,320,000		Term Loan, 5.928%, maturing December 19, 2012			1,301,903
EUR	1,310,694		Term Loan, 6.082%, maturing December 19, 2012			1,146,254
			Wolf Hollow I, L.P.	B2	B
	$312,245	(3)	Revolver, 1.165%, maturing June 22, 2012			226,377
	1,248,979	(3)	Term Loan, 0.379%, maturing June 22, 2012			903,428
	1,449,315	(3)	Term Loan, 3.709%, maturing June 22, 2012			1,048,338
						45,276,805
			Total Senior Loans (Cost $1,194,449,599)			738,461,942

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 28, 2009 (continued)

		Bank Loan Ratings† (Unaudited)		Market
Principal Amount	Borrower/Tranche Description	Moody's	S&P	Value
Other Corporate Debt: 0.7%
Automobile: 0.7%
	Avis Budget Car Rental	Caa1	CCC-
$750,000	Floating Rate Note, 4.649%, maturing May 15, 2014			$135,000
	Navistar International Corporation	NR	NR
1,200,000	Unsecured Term Loan, 5.133%, maturing January 19, 2012			869,000
3,300,000	Unsecured Term Loan, 3.729%, maturing January 19, 2012			2,389,751
	Flextronics International, Ltd.	Ba1	BB+
261,778	Unsecured Term Loan, 3.344%, maturing October 01, 2014			174,083
913,186	Unsecured Term Loan, 3.681%, maturing October 01, 2014			681,084
	Total Other Corporate Debt (Cost $6,417,095)			4,248,918
Equities and Other Assets: 0.0%

	Description		Market Value USD
(@), (R)	Decision One Corporation (463,664 Common Shares)		—
(@), (R)	Norwood Promotional Products, Inc. (80,087 Common Shares)		—
(@), (R)	Norwood Promotional Products, Inc. (Contingent Value Rights)		—
(@), (R)	Safelite Realty Corporation (30,003 Common Shares)		240,024
	Total for Equities and Other Assets (Cost $677,582)		240,024
	Total Investments (Cost $1,201,544,276)**	119.8%	$742,950,884
	Other Assets and Liabilities — Net	(19.8)	(122,760,256)
	Net Assets	100.0%	$620,190,628

  *  Senior Loans, while exempt from registration under the Securities Act of 1933, as amended, contain certain restrictions on resale and cannot be sold publicly. These senior loans bear interest (unless otherwise noted) at rates that float periodically at a margin above the London Inter-Bank Offered Rate ("LIBOR") and other short-term rates.

  †  Bank Loans rated below Baa by Moody's Investor Services, Inc. are considered to be below investment grade.

  (1)  The borrower filed for protection under Chapter 11 of the U.S. Federal Bankruptcy code.

  (2)  Loan is on non-accrual basis.

  (3)  Trade pending settlement. Contract rates do not take effect until settlement date.

  (@)  Non-income producing security.

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 28, 2009 (continued)

  (R)  Restricted security.

  AUD  Australian Dollar

  GBP  British Pound Sterling

  EUR  Euro

  SEK  Swedish Kronor

  **  For Federal Income Tax purposes cost of investments is $1,202,415,742.

    Net unrealized depreciation consists of the following:

Gross Unrealized Appreciation	$476,438
Gross Unrealized Depreciation	(459,941,296)
Net Unrealized Depreciation	$(459,464,858)

The following table summarizes the inputs used as of February 28, 2009 in determining the Fund's investments at fair value for purposes of SFAS 157:

	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted Prices	$—	$—
Level 2 — Other Significant Observable Inputs	713,452,313	(1,105,461)
Level 3 — Significant Unobservable Inputs	29,498,571	—
Total	$742,950,884	$(1,105,461)

"Fair value" for purposes of SFAS 157 is different from "fair value" as used in the 1940 Act (see Note 2). The former generally implies market value, and can include market quotations as a source of value, and the latter refers to the determinations of value in absence of available market quotations.

  *  Other financial instruments may include forward foreign currency contracts, futures, swaps, written options and depreciation on unfunded loan commitments. Forward foreign currency contracts, futures and depreciation on unfunded loan commitments are reported at their unrealized gain/loss at period end. Swaps and written options are reported at their market value at period end.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended February 28, 2009, was as follows:

	Investments in Securities	Other Financial Instruments*
Balance at 02/29/08	$43,791,844	$—
Net purchases/sales	7,640,217	—
Total realized and unrealized gain (loss)	(25,295,536)	—
Amortization of premium/discount	3,362,046	—
Transfers in and/or out of Level 3	—	—
Balance at 02/28/09	$29,498,571	$—

  *  Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at period end. Swaps and written options are reported at their market value at period end.

See Accompanying Notes to Financial Statements

ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 28, 2009 (continued)

For the year ended February 28, 2009, total change in unrealized gain (loss) on Level 3 securities included in the change in net assets was $(24,924,728). Total unrealized gain (loss) for all securities (including Level 1 and Level 2) can be found on the accompanying Statement of Operations.

At February 28, 2009 the following forward foreign currency contracts were outstanding for ING Senior Income Fund:

Currency	Buy/Sell	Settlement Date	In Exchange For	Unrealized Value	Appreciation/ Depreciation
Australian Dollar AUD 5,200,000	Sell	03/13/09	$3,456,804	$3,341,944	$114,860
Australian Dollar AUD 7,900,000	Sell	05/15/09	5,075,592	5,056,577	19,015
Euro EUR 20,560,000	Sell	03/13/09	27,336,544	26,104,190	1,232,354
Euro EUR 17,650,000	Sell	05/15/09	22,448,329	22,405,158	43,171
British Pound Sterling GBP 5,090,000	Sell	03/13/09	7,409,411	7,288,584	120,827
British Pound Sterling GBP 7,090,000	Sell	05/15/09	10,081,058	10,151,435	(70,377)
Sweden Kronor SEK 13,940,000	Sell	03/13/09	1,693,556	1,550,960	142,596
Sweden Kronor SEK 12,130,000	Sell	05/15/09	1,428,134	1,349,976	78,158
			$78,929,428	$77,248,824	$1,680,604

See Accompanying Notes to Financial Statements

ING Senior Income Fund

TAX INFORMATION (Unaudited)

Dividends paid during the year ended February 28, 2009 were as follows:

Class	Type	Per Share Amount
Class A	NII	$0.7714
Class B	NII	$0.7108
Class C	NII	$0.7108
Class I	NII	$0.6210
Class Q	NII	$0.7714
Class W	NII	$0.6210

NII - Net investment income

Pursuant to Internal Revenue Code Section 871(k)(1), the Fund designates 63.96% of net investment income distributions as interest-related dividends.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Fund. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

ING Senior Income Fund

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund's Board. A Trustee who is not an interested person of the Fund, as defined in the 1940 Act, is an independent trustee ("Independent Trustee"). The Trustees and Officers of the Fund are listed below. The Statement of Additional Information includes additional information about trustees of the Fund and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held With Fund/ Portfolio	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Directorships/ Trusteeships Held by Director/Trustee
Independent Trustees:

Colleen D. Baldwin 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 48	Trustee	November 2007 - Present	Consultant, Glantuam Partners, LLC (January 2009 - Present); President, National Charity League/Canaan Parish Board (June 2008 - Present) and Consultant (January 2005 - Present). Formerly, Chief Operating Officer, Ivy Asset Management Group (April 2002 - October 2004)	159	None.

John V. Boyer(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 55	Trustee	January 2005 - Present	President, Bechtler Arts Foundation (January 2008 - Present). Formerly, Consultant (July 2007 - February 2008); President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute (March 2006 - July 2007); and Executive Director, The Mark Twain House & Museum (September 1989 - March 2006).	159	None.

Patricia W. Chadwick 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 60	Trustee	January 2006 - Present	Consultant and President of self-owned company, Ravengate Partners LLC (January 2000 - Present).	159	Wisconsin Energy Corporation (June 2006 - Present).

Peter S. Drotch 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 67	Trustee	November 2007 - Present	Retired partner, PricewaterhouseCoopers, LLP.	159	First Marblehead Corporation (September 2003 - Present).

J. Michael Earley 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 63	Trustee	February 2002 - Present	Retired. Formerly, President and Chief Executive Officer, Bankers Trust Company, N.A., Des Moines (June 1992 - December 2008).	159	Bankers Trust Company, N.A. (June 1992 - Present) and Midamerica Financial Corporation (December 2002 - Present).

Patrick W. Kenny 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 66	Trustee	January 2005 - Present	President and Chief Executive Officer, International Insurance Society (June 2001 - Present).	159	Assured Guaranty Ltd. (April 2004 - Present) and Odyssey Re Holdings Corporation (November 2006 - Present).

Sheryl K. Pressler 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 58	Trustee	January 2006 - Present	Consultant (May 2001 - Present).	159	Stillwater Mining Company (May 2002 - Present).

Roger B. Vincent 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 63	Chairman and Trustee	February 2002 - Present	President, Springwell Corporation (March 1989 - Present).	159	UGI Corporation (February 2006 - Present) and UGI Utilities, Inc. (February 2006 - Present).

ING Senior Income Fund

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With Fund/ Portfolio	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Directorships/ Trusteeships Held by Director/Trustee
Trustees who are "Interested Persons":

Robert W. Crispin(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	Trustee	November 2007 - Present	Retired. Chairman and Chief Investment Officer, ING Investment Management Co. (June 2001 - December 2007).	159	ING Canada Inc. (December 2004 - Present) and ING Bank, fsb (June 2001- Present).

Shaun P. Mathews(3)(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	Trustee	November 2007 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present). Formerly, President, ING Mutual Funds and Investment Products (November 2004 - November 2006); and Chief Marketing Officer, ING USFS (April 2002 - October 2004)	197	ING Services Holding Company, Inc. (May 2000 - Present); Southland Life Insurance Company (June 2002 - Present); and ING Capital Corporation, LLC, ING Funds Distributor, LLC, ING Funds Services, LLC, ING Investments, LLC and ING Pilgrim Funding, Inc. (December 2005 - Present).

(1)  The Board is divided into three classes, with the term of one class expiring at each annual meeting of the Fund. At each annual meeting, one class of Trustees is elected to a three-year term and serves until their successors are duly elected and qualified. The tenure of each Trustee is subject to the Board's retirement policy, which states that each duly elected or appointed Trustee who is not an "interested person" of the Fund, as defined in the Investment Company Act of 1940, as amended ("1940 Act") ("Independent Trustees"), shall retire from service as a Trustee at the conclusion of the first regularly scheduled meeting of the Board that is held after (a) the Trustee reaches the age of 70, if that Trustee qualifies for a retirement benefit as discussed in the board's retirement policy; or (b) the Trustee reaches the age of 72 or has served as a Trustee for 15 years, if that Trustee does not qualify for the retirement benefit. A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Fund under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)  For the purposes of this table (except for Mr. Mathews),"Fund Complex" means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund, ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Advantage and Premium Opportunity Fund; ING International High Dividend Equity Income Fund; ING Infrastructure Development Equity Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; ING Variable Products Trust; and ING Partners, Inc.

(3)  For Mr. Mathews, the Fund Complex also includes the following investment companies: ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; ING Variable Portfolios, Inc.; ING VP Balanced Portfolio, Inc.; ING VP Intermediate Bond Portfolio; and ING VP Money Market Portfolio.

(4)  Mr. Boyer held a seat on the Board of Directors of The Mark Twain House & Museum from September 1989 to November 2005. ING Groep N.V. makes non-material, charitable contributions to The Mark Twain House & Museum.

(5)  Messrs. Mathews and Crispin are deemed to be "interested persons" of the Fund as defined in the 1940 Act because of their relationship with ING Groep, N.V., the parent corporation of the Manager, ING Investment Manager.

(6)  ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(7)  ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(8)  ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

ING Senior Income Fund

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years
Officers:

Shaun P. Mathews(5) 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	President and Chief Executive Officer	November 2006 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present). Formerly, President, ING Mutual Funds and Investment Products (November 2004 - November 2006); and Chief Marketing Officer, ING USFS (April 2002 - October 2004).

Michael J. Roland 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 50	Executive Vice President	February 2002 - Present	Head of Mutual Fund Platform (February 2007 - Present) and Executive Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (December 2001 - Present). Formerly, Executive Vice President, Head of Product Management (January 2005 - January 2007); Chief Compliance Officer, ING Investments, LLC(2) and Directed Services LLC(6) (October 2004 - December 2005); and Chief Financial Officer and Treasurer, ING Investments, LLC(2) (December 2001 - March 2005).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 58	Executive Vice President	August 2003 - Present	Executive Vice President, ING Investments, LLC(2) (July 2000 - Present) and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003 - Present).

Joseph M. O'Donnell 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	Executive Vice President and Chief Compliance Officer	March 2006 - Present November 2004 - Present	Chief Compliance Officer of the ING Funds (November 2004 - Present) and Executive Vice President of the ING Funds (March 2006 - Present). Formerly, Chief Compliance Officer of ING Investments, LLC(2) (March 2006 - July 2008); Investment Advisor Chief Compliance Officer, Directed Services LLC(6) (March 2006 - July 2008) ING Life Insurance and Annuity Company (March 2006 - December 2006); and Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 - October 2004).

Todd Modic 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 41	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, ING Funds Services, LLC(3) (March 2005 - Present). Formerly, Vice President, ING Funds Services, LLC(3) (September 2002 - March 2005).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 44	Senior Vice President	November 2003 - Present	Senior Vice President, ING Investments, LLC(2) (October 2003 - Present).

Robert Terris 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 38	Senior Vice President	May 2006 - Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC(3) (May 2006 - Present). Formerly, Vice President of Administration, ING Funds Services, LLC(3) (October 2001 - May 2006).

ING Senior Income Fund

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years
Ernest J. C'DeBaca 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Senior Vice President	May 2006 - Present	Chief Compliance Officer, ING Investments, LLC(2) (July 2008 - Present); Investment Advisor Chief Compliance Officer, Directed Services LLC(6) (July 2008 - Present); Head of Retail Compliance, ING Funds Distributor, LLC(4) and ING Funds Services, LLC(3), (July 2008 - Present); and Senior Vice President, ING Investments, LLC(2) (December 2006 - Present), ING Funds Services, LLC(3) (April 2006 - Present), ING Funds Distributor, LLC(4) (July 2008 - Present), and Directed Services LLC(6) (July 2008 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (January 2004 - March 2006).

Daniel A. Norman 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Senior Vice President and Treasurer	January 2001 - Present	Senior Vice President and Senior Portfolio Manager in the ING Investment Management Co. Senior Debt Group (November 1999 - Present).

Jeffrey A. Bakalar 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 49	Senior Vice President	January 2001 - Present	Senior Vice President in the ING Investment Management Co. Senior Debt Group (January 2000 - Present).

Elliot A. Rosen 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 55	Senior Vice President	May 2002 - Present	Senior Vice President in the Senior Floating Rate Loan Group, ING Investment Management Co. (February 1999 - Present).

William H. Rivoir III 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 58	Senior Vice President and Assistant Secretary	January 2001 - Present	Senior Vice President in the ING Investment Management Co. Senior Debt Group (January 2004 - Present).

Curtis F. Lee 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	Senior Vice President and Chief Credit Officer	February 2001 - Present	Senior Vice President and Chief Credit Officer in the Senior Floating Rate Loan Group, ING Investment Management Co. (January 2001 - Present).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 41	Vice President	January 2001 - Present	Vice President and Treasurer, ING Funds Services, LLC(3) (November 1995 - Present) and ING Investments, LLC(2) (August 1997 - Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 55	Vice President	August 2003 - Present	Vice President and Chief Compliance Officer, ING Funds Distributor, LLC(4) (August 1995 - Present); Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (February 1996 - Present); and Director of Compliance, ING Investments, LLC(2) (October 2004 - Present). Formerly, Chief Compliance Officer, ING Investments, LLC(2) (October 2001 - October 2004).

William Evans 10 State House Square Hartford, Connecticut 06103 Age: 36	Vice President	September 2007 - Present	Vice President, Head of Mutual Fund Advisory Group (April 2007 - Present). Formerly, Vice President, U.S. Mutual Funds and Investment Products (May 2005 - April 2007) and Senior Fund Analyst, U.S. Mutual Funds and Investment Products (May 2002 - May 2005).

ING Senior Income Fund

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years
Maria M. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 50	Vice President	September 2004 - Present	Vice President, ING Funds Services, LLC(3) (September 2004 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (October 2001 - September 2004).

Denise Lewis 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 45	Vice President	January 2007 - Present	Vice President, ING Funds Services, LLC (December 2006 - Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 - December 2006).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Vice President	March 2006 - Present	Vice President, ING Funds Services, LLC(3) (March 2006 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004 - March 2006) and Manager, Registration Statements, ING Funds Services, LLC(3) (May 2003 - August 2004).

Susan P. Kinens 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 32	Assistant Vice President	February 2003 - Present	Assistant Vice President, ING Funds Services, LLC(3) (December 2002 - Present).

Craig Wheeler 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Assistant Vice President	May 2008 - Present	Assistant Vice President - Director of Tax, ING Funds Services (March 2008 - Present). Formerly, Tax Manager, ING Funds Services (March 2005 - March 2008); and Tax Senior , ING Funds Services (January 2004 - March 2005).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 45	Secretary	August 2003 - Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 - Present).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 46	Assistant Secretary	August 2003 - Present	Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (April 2003 - April 2008).

Kathleen Nichols 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 33	Assistant Secretary	May 2008 - Present	Counsel, ING Americas, U.S. Legal Services (February 2008 - Present). Formerly, Associate, Ropes & Gray LLP (September 2005 - February 2008)

(1)  The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.

(2)  ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)  ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)  ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(5)  Mr. Mathews commenced services as CEO and President of the ING Funds on November 11, 2006.

(6)  Directed Services LLC is the successor in interest to Directed Services, Inc.

ING Senior Income Fund

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") provides that, after an initial period, ING Senior Income Fund's (the "Fund") existing investment advisory and sub-advisory contracts will remain in effect only if the Board of Trustees (the "Board") of the Fund, including a majority of Board members who have no direct or indirect interest in the advisory and sub-advisory contracts, and who are not "interested persons" of the Fund, as such term is defined under the 1940 Act (the "Independent Trustees"), annually review and approve them. Thus, at a meeting held on November 14, 2008, the Board, including a majority of the Independent Trustees, considered whether to renew the investment advisory contract (the "Advisory Contract") between ING Investments, LLC (the "Adviser") and the sub-advisory contract ("Sub-Advisory Contract") with ING Investment Management Co., the sub-adviser to the Fund (the "Sub-Adviser").

The Independent Trustees also held separate meetings on October 24 and November 12, 2008 to consider the renewal of the Advisory Contract and Sub-Advisory Contract. As a result, subsequent references herein to factors considered and determinations made by the Independent Trustees include, as applicable, factors considered and determinations made on those earlier dates by the Independent Trustees.

At its November 14, 2008 meeting, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund. In reaching these decisions, the Board took into account information furnished to it throughout the year at regular meetings of the Board and the Board's committees, as well as information prepared specifically in connection with the annual renewal process. Determinations by the Independent Trustees also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP ("K&L Gates"), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Advisory Contract and Sub-Advisory Contract were considered at the same Board meeting, the Trustees considered the Fund's advisory and sub-advisory relationships separately.

Provided below is an overview of the Board's contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meeting. While the Board gave its attention to the information furnished, at its request, that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board's consideration as to whether to renew the Advisory and Sub-Advisory Contracts for the one-year period ending November 30, 2009. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund's advisory and sub-advisory arrangements.

Overview of the Contract Renewal and Approval Process

Several years ago, the Independent Trustees instituted a revised process by which they seek and consider relevant information when they decide whether to approve new or existing advisory and sub-advisory arrangements for the investment companies in the ING Funds complex under their jurisdiction, including the Fund's existing Advisory and Sub-Advisory Contracts. Among other actions, the Independent Trustees: retained the services of independent consultants with experience in the mutual fund industry to assist the Independent Trustees in working with the personnel employed by the Adviser or its affiliates who administer the Fund ("Management") to identify the types of information presented to the Board to inform its deliberations with respect to advisory and sub-advisory relationships and to help evaluate that information; established a specific format in which certain requested information is provided to the Board; and determined the process for reviewing such information in connection with advisory and sub-advisory contract renewals and approvals. The end

ING Senior Income Fund

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

result was an enhanced process which is currently employed by the Independent Trustees to review and analyze information in connection with their annual renewal of the ING Funds' advisory and sub-advisory contracts, as well as their review and approval of new advisory relationships.

Since the current renewal and approval process was first implemented, the Board's membership has changed substantially through periodic retirements of some Trustees and the appointment and election of new Trustees. In addition, throughout this period the Independent Trustees have reviewed and refined the renewal and approval process at least annually. The Board also established a Contracts Committee and two Investment Review Committees, including the International/Balanced/Fixed Income Funds Investment Review Committee (the "I/B/F IRC"). Among other matters, the Contracts Committee provides oversight with respect to the contracts renewal process, and the Fund is assigned to the I/B/F IRC, which provides oversight regarding, among other matters, investment performance.

The type and format of the information provided to the Board or to legal counsel for the Independent Trustees in connection with the contract approval and renewal process has been codified in the ING Funds 15(c) Methodology Guide. This Guide was developed under the direction of the Independent Trustees and sets out a blueprint pursuant to which the Independent Trustees request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of advisory and sub-advisory contracts.

Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables ("FACT sheets") prior to the Independent Trustees' review of advisory and sub-advisory arrangements (including the Fund's Advisory and Sub-Advisory Contracts). The Independent Trustees previously retained an independent firm to verify and test the accuracy of certain FACT sheet data for a representative sample of funds in the ING Funds complex. In addition, in 2007 and 2008, the Contracts Committee employed the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and the proposed Selected Peer Group of investment companies ("SPG") to be used by the Fund for certain comparison purposes during the renewal process.

As part of an ongoing process, the Contracts Committee recommends or considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the Board's Investment Review Committees, including the I/B/F IRC, review benchmarks used to assess the performance of the funds in the ING Funds complex. The Investment Review Committees may apply a heightened level of scrutiny in cases where performance has lagged an ING Fund's relevant benchmark and/or SPG.

The Board employed its process for reviewing contracts when considering the renewals of the Fund's Advisory and Sub-Advisory Contracts that would be effective through November 30, 2009. Set forth below is a discussion of many of the Board's primary considerations and conclusions resulting from this process.

Nature, Extent and Quality of Service

In determining whether to approve the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2009, the Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Fund by the Adviser and Sub-Adviser. This included information regarding the Adviser and Sub-Adviser provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

ING Senior Income Fund

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

The materials requested by and provided to the Board and/or to K&L Gates prior to the November 14, 2008 Board meeting included, among other information, the following items for the Fund: (1) FACT sheets that provided information regarding the performance and expenses of the Fund and other similarly managed funds in its SPG, as well as information regarding the Fund's investment portfolio, objective and strategies; (2) reports providing risk and attribution analyses of the Fund; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which the Fund's benchmark and SPG was selected and how profitability was determined; (4) responses from the Adviser and Sub-Adviser to a series of questions posed by K&L Gates on behalf of the Trustees; (5) copies of the forms of Advisory Contract and Sub-Advisory Contract; (6) copies of the Forms ADV for the Adviser and Sub-Adviser; (7) financial statements for the Adviser and Sub-Adviser; (8) a draft of a narrative summary addressing key factors the Board customarily considers in evaluating the renewals of the ING Funds' (including the Fund's) advisory contracts and sub-advisory contracts, including a written analysis for the Fund of how performance, fees and expenses compare to its SPG and/or designated benchmark; (9) independent analyses of Fund performance by the Trust's Chief Investment Risk Officer; (10) information regarding net asset flows into and out of the Fund; and (11) other information relevant to the Board's evaluations.

The Fund's Class A shares were used for purposes of certain comparisons to the funds in its SPG. Class A shares were selected so that the Fund class with the longest performance history was compared to the analogous class of shares for each SPG fund. The mutual funds included in the Fund's SPG were selected based upon criteria designed to mirror the Fund class being compared to the SPG.

In arriving at its conclusions with respect to the Advisory Contract, the Board was mindful of the "manager-of-managers" platform of the ING Funds that has been developed by Management. The Board also considered the techniques that the Adviser has developed, at the Board's direction, to screen and perform due diligence on the sub-advisers that are recommended to the Board to manage the investment portfolios of the funds in the ING Funds complex. The Board noted the resources that the Adviser has committed to the Board and the I/B/F IRC to assist the Board and the I/B/F IRC with their assessment of the investment performance of the Fund on an ongoing basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the Board's Investment Review Committees to analyze the key factors underlying investment performance for the funds in the ING Funds complex.

The Board also noted the techniques used by the Adviser to monitor the performance of the Sub-Adviser and the proactive approach that the Adviser, working in cooperation with the I/B/F IRC, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving the Fund's performance.

In considering the Fund's Advisory Contract, the Board also considered the extent of benefits provided to the Fund's shareholders, beyond advisory services, from being part of the ING family of funds. The Board also took into account the Adviser's efforts in recent years to reduce the expenses of the ING Funds through renegotiated arrangements with the ING Funds' service providers.

Further, the Board received periodic reports showing that the investment policies and restrictions for the Fund were consistently complied with and other periodic reports covering matters such as compliance by Adviser and Sub-Adviser personnel with codes of ethics. The Board considered reports from the Trust's Chief Compliance Officer ("CCO") evaluating whether the regulatory compliance systems and procedures of the Adviser and Sub-Adviser are reasonably designed to assure compliance with the federal securities laws,

ING Senior Income Fund

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

including those related to, among others, late trading and market timing, best execution, fair value pricing, proxy voting and trade allocation practices. The Board also took into account the CCO's annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board's Compliance Committee that guide the CCO's compliance oversight function.

The Board reviewed the level of staffing, quality and experience of the Fund's portfolio management team. The Board took into account the respective resources and reputations of the Adviser and Sub-Adviser, and evaluated the ability of the Adviser and Sub-Adviser to attract and retain qualified investment advisory personnel. The Board also considered the adequacy of the resources committed to the Fund (and other relevant funds in the ING Funds complex) by the Adviser and Sub-Adviser, and whether those resources are commensurate with the needs of the Fund and are sufficient to sustain appropriate levels of performance and compliance needs.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser and Sub-Adviser are appropriate in light of the Fund's operations, the competitive landscape of the investment company business, and investor needs, and that the nature and quality of the overall services provided by the Adviser and Sub-Adviser were appropriate.

Fund Performance

In assessing the Fund's advisory and sub-advisory relationships, the Board placed emphasis on the net investment returns of the Fund. While the Board considered the performance reports and discussions with portfolio managers at Board and committee meetings during the year, particular attention in assessing performance was given to the FACT sheets furnished in connection with the renewal process. The FACT sheet prepared for the Fund included its investment performance compared to the Fund's Morningstar category median, Lipper category median, SPG and primary benchmark. The FACT sheet performance data was as of June 30, 2008. In addition, the Board also considered at its November 14, 2008 meeting certain additional data regarding performance and the Fund's asset level as of October 31, 2008.

The Fund's performance was compared to its Morningstar category median and its primary benchmark, a broad-based securities market index that appears in the Fund's prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance.

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for the Fund, the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Fund underperformed its Morningstar category median for all periods presented, with the exception of the most recent calendar quarter, during which it outperformed; (2) the Fund underperformed its benchmark for all periods presented, with the exception of the most recent calendar quarter, during which it outperformed; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the most recent calendar quarter, the fourth quintile for the one-year, three-year, and five-year periods, and the fifth (lowest) quintile for the year-to-date period.

In analyzing this performance data, the Board took into account: (1) Management's analysis regarding the negative effect of depressed loan prices on the Fund's shorter-term performance; (2) that the Fund's year-to-date performance has negatively impacted the Fund's longer-term Morningstar rankings; and (3) Management's representations regarding the portfolio management team's expertise in managing assets in this asset class and Management's expectation that longer-term performance will improve.

ING Senior Income Fund

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Economies of Scale

When evaluating the reasonableness of advisory fee rates, the Board also considered whether economies of scale will be realized by the Adviser as the Fund grows larger and the extent to which any such economies are reflected in contractual fee rates. In this regard, the Board considered the compensation under an Advisory Contract with level fees that does not include breakpoints, taking into account that the Fund is a closed-end fund. The Board also considered the extent to which economies of scale could be realized through waivers, reimbursements or expense reductions.

In evaluating economies of scale, the Independent Trustees also considered prior periodic management reports and industry information on this topic, and the Independent Trustees who were Board members at that time also considered a November 2006 evaluation and analysis presented to them by an independent consultant regarding fee breakpoint arrangements and economies of scale.

The Board also considered that the Fund had experienced material declines in assets, especially during October 2008, due to general market declines precipitated by the credit crises and other generally adverse market developments. As a result of this asset decline, the Board considered that there were fewer opportunities to realize economies of scale.

Information Regarding Services to Other Clients

The Board requested and, if received, considered, information regarding the nature of services and fee rates offered by the Adviser and Sub-Adviser to other clients, including other registered investment companies and institutional accounts. The Board also noted that the fee rates charged to the Fund and other institutional clients of the Adviser or the Sub-Adviser (including other investment companies) may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies, such as the Fund, as compared to non-registered investment company clients; market differences in fee rates that existed when the Fund first was organized; differences in the original sponsors of the Fund that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

Fee Rates and Profitability

The Board reviewed and considered the contractual investment advisory fee rate payable by the Fund to the Adviser. The Board also considered the contractual sub-advisory fee rate payable by the Adviser to the Sub-Adviser for sub-advisory services for the Fund. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Fund.

The Board considered the fee structure of the Fund as it relates to the services provided under the contracts and the potential fall-out benefits to the Adviser and Sub-Adviser and their respective affiliates from their association with the Fund. For the Fund, the Board determined that the fees payable to the Adviser and Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature and quality of the services that each has performed and is expected to perform.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its SPG, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Fund is above the

ING Senior Income Fund

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

median and the average expense ratios of the funds in its SPG.

In analyzing this fee data, the Board took into account that closed-end funds have unique distribution characteristics and their pricing structures are highly driven by the market and competitive environment at the time of their initial offering when their fee structures was established.

The Board considered information on revenues, costs and profits realized by the Adviser, which was prepared by Management in accordance with the allocation methodology (including related assumptions) specified in the 15(c) Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to the Fund, the Board took into account the sub-advisory fee rate payable by the Adviser to the Sub-Adviser. The Board also considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the Adviser, as well as information provided by the Sub-Adviser with respect to its profitability. Further, the Board considered that the decline in the asset level of the Fund caused by recent adverse economic conditions was likely to cause a similar decline in any profits realized by the Adviser and Sub-Adviser.

The Board determined that it had requested and received sufficient information to gain a reasonable understanding regarding the Adviser's profitability. The Board also recognized that profitability analysis is not an exact science and there is no uniform methodology for determining profitability for this purpose. In this context, the Board realized that Management's calculations regarding its costs incurred in establishing the infrastructure necessary for the Fund's operations may not be fully reflected in the expenses allocated to the Fund in determining profitability, and that the information presented may not portray all of the costs borne by Management or capture Management's entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment.

Based on the information on revenues, costs, and profitability considered by the Board, and after considering the factors described in this section, the Board concluded that the profits, if any, realized by the Adviser and Sub-Adviser were not excessive. In making its determinations, the Board based its conclusions on the reasonableness of the advisory and sub-advisory fees of the Advisers and Sub-Adviser.

Conclusion

After its deliberation, the Board reached the following conclusions: (1) the Fund's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2009. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Investment Adviser

ING Investments, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Sub-Adviser

ING Investment Management Co.
230 Park Avenue
New York, New York 10169

Administrator

ING Funds Services, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Independent Registered Public
Accounting Firm

KPMG LLP
99 High Street
Boston, Massachusetts 02110

Institutional Investors and Analysts

Call ING Senior Income Fund
1-800-336-3436

Written Requests

Please mail all account inquiries and other comments to:
ING Senior Income Fund
c/o ING Funds Services, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Distributor

ING Funds Distributor, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Transfer Agent

PNC Global Investment Servicing (U.S.) Inc.
4400 Computer Drive
Westboro, Massachusetts 01851

Custodian

State Street Bank and Trust Company
801 Pennsylvania Avenue
Kansas City, Missouri 64105

Legal Counsel

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

Toll-Free Shareholder Information

Call us from 9:00 a.m. to 7:00 p.m. Eastern time on any business day for account or other information, at (800) 992-0180

For more complete information, or to obtain a prospectus on any ING fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

PRAR-USIF

(0209-042909)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer.  There were no amendments to the Code during the period covered by the report.  The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report.  The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that J. Michael Earley and Peter S. Drotch are an audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Earley and Mr. Drotch are “independent” for purposes of Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)           Audit Fees:  The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $66,000 for the year ended February 28, 2009 and $66,000 for the year ended February 29, 2008.

(b)           Audit-Related Fees:  The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $4,225 for the year ended February 28, 2009 and $0 for the year ended February 29, 2008.

(c)           Tax Fees:  The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $2,554 for the year ended February 28, 2009 and $8,749 for the year ended February 29, 2008.  Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)           All Other Fees:  None.

(e) (1)      Audit Committee Pre-Approval Policies and Procedures

2

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.              Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the ING Funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors.  As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds.  The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services.  The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”).  The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors.  Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee.  Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence.  The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds.  Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality.  Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval.  For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate.  The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval.  The Committee will revise the list of services subject to general pre-approval as appropriate.  This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.            Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval.  Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide.  They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing).  The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A.  The Committee must specifically approve all audit services not listed on Appendix A.

III.           Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors.  The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services.  Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B.  The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.           Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence.  Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  The Committee may consult

2

outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C.  The Committee must specifically approve all tax-related services not listed on Appendix C.

V.            Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund.  The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D.  The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E.  The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.           Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors.  Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval.  The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services.  The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.         Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management.  If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee.  Any such submission will include a detailed description of the services to be rendered.  Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

3

VIII.        Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members.  Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting.  The Committee will identify any member to whom pre-approval authority is delegated in writing.  The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate.  The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.           Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds.  This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Effective April 23, 2008, the KPMG LLP (“KPMG”) audit team for the ING Funds accepted the global responsibility for monitoring the auditor independence for KPMG relative to the ING Funds.  Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the ING entities that would impair KPMG independence with the respect to the ING Funds.  In addition to receiving pre-approval from the ING Funds Audit Committee for services provided to the ING Funds and for services for ING entities in the Investment Company Complex, the audit team has developed a process for periodic notification via email to the ING Funds’ Audit Committee Chairpersons regarding requests to provide services to ING Groep NV and its affiliates from KPMG offices worldwide.   Additionally, KPMG provides a quarterly summary of the fees for services that have commenced for ING Groep NV and Affiliates at each Audit Committee Meeting.

Last approved: November 13, 2008

4

Appendix A

Pre-Approved Audit Services for the Pre-Approval Period January 1, 2009 through December 31, 2009

Service	The Fund(s)	Fee Range

Statutory audits or financial audits (including tax services associated with audit services)	☒	As presented to Audit Committee(1)

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.

	☒	Not to exceed $9,750 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.

	☒	Not to exceed $8,000 during the Pre-Approval Period

Seed capital audit and related review and issuance of consent on the N-2 registration statement	☒	Not to exceed $12,600 per audit

(1)                                 For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue.  Fees in the Engagement Letter will be controlling.

5

Appendix B

Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2009 through December 31, 2009

Service	The Fund(s)	Fund Affiliates	Fee Range

Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	☒	☒	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]

	☒		Not to exceed $5,000 per occurrence during the Pre-Approval Period

Review of the Funds’ semi-annual financial statements	☒		Not to exceed $2,200 per set of financial statements per fund

Reports to regulatory or government agencies related to the annual engagement	☒		Up to $5,000 per occurrence during the Pre-Approval Period

Regulatory compliance assistance	☒	☒	Not to exceed $5,000 per quarter

Training courses		☒	Not to exceed $2,000 per course

For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	☒		Not to exceed $9,450 per quarter

For Prime Rate Trust and Senior Income Fund, agreed upon procedures for the Revolving Credit and Security Agreement with Citigroup	☒		Not to exceed $21,000 per fund per year

6

Appendix C

Pre-Approved Tax Services for the Pre-Approval Period January 1, 2009 through December 31, 2009

Service	The Fund(s)	Fund Affiliates	Fee Range

Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	☒		As presented to Audit Committee(2)

Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	☒		As presented to Audit Committee(2)

Assistance and advice regarding year-end reporting for 1099’s	☒		As presented to Audit Committee(2)

Tax assistance and advice regarding statutory, regulatory or administrative developments	☒	☒	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

(2)                                 For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue.  Fees in the Engagement Letter will be controlling.

7

Service	The Fund(s)	Fund Affiliates	Fee Range

Tax training courses		☒	Not to exceed $2,000 per course during the Pre-Approval Period

Tax services associated with Fund mergers	☒	☒	Not to exceed $4,000 per fund per merger during the Pre-Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.

	☒		Not to exceed $120,000 during the Pre-Approval Period

8

Appendix D

Pre-Approved Other Services for the Pre-Approval Period January 1, 2009 through December 31, 2009

Service	The Fund(s)	Fund Affiliates	Fee Range

Agreed-upon procedures for Class B share 12b-1 programs		☒	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by ING Investments, LLC.

	☒	☒	Not to exceed $5,000 per Fund during the Pre-Approval Period

Agreed upon procedures for 15 (c) FACT Books	☒		Not to exceed $35,000 during the Pre-Approval Period

9

Appendix E

Prohibited Non-Audit Services
Dated:     January 1, 2009

•                  Bookkeeping or other services related to the accounting records or financial statements of the Funds

•                  Financial information systems design and implementation

•                  Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•                  Actuarial services

•                  Internal audit outsourcing services

•                  Management functions

•                  Human resources

•                  Broker-dealer, investment adviser, or investment banking services

•                  Legal services

•                  Expert services unrelated to the audit

•                  Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

10

EXHIBIT A

ING EQUITY TRUST

ING FUNDS TRUST

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

ING RISK MANAGED NATURAL RESOURCES FUND

ING INVESTORS TRUST

ING MAYFLOWER TRUST

ING MUTUAL FUNDS

ING PARTNERS, INC.

ING PRIME RATE TRUST

ING SENIOR INCOME FUND

ING SEPARATE PORTFOLIOS TRUST

ING VARIABLE INSURANCE TRUST

ING VARIABLE PRODUCTS TRUST

(e) (2)      Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)            Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)           Non-Audit Fees:  The non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $1,637,485 for the year ended February 28, 2009 and $1,394,538 for the year ended February 29, 2008.

(h)           Principal Accountants Independence:  The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5.  Audit Committee of Listed Registrants.

a.             The registrant has a separately-designated standing audit committee.  The members are J. Michael Earley, Patricia W. Chadwick and Peter S. Drotch.

b.             Not applicable.

Item 6.  Schedule of Investments

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment companies.

11

ING FUNDS

PROXY VOTING PROCEDURES AND GUIDELINES

Effective Date:  July 10, 2003

Revision Date:  March 27, 2009

I.              INTRODUCTION

The following are the Proxy Voting Procedures and Guidelines (the “Procedures and Guidelines”) of the ING Funds set forth on Exhibit 1 attached hereto and each portfolio or series thereof, except for any “Sub-Adviser-Voted Series” identified on Exhibit 1 and further described in Section III below (each non-Sub-Adviser-Voted Series hereinafter referred to as a “Fund” and collectively, the “Funds”).  The purpose of these Procedures and Guidelines is to set forth the process by which each Fund subject to these Procedures and Guidelines will vote proxies related to the equity assets in its investment portfolio (the “portfolio securities”).  The Procedures and Guidelines have been approved by the Funds’ Boards of Trustees/Directors(1) (each a “Board” and collectively, the “Boards”), including a majority of the independent Trustees/Directors(2) of the Board.  These Procedures and Guidelines may be amended only by the Board.  The Board shall review these Procedures and Guidelines at its discretion, and make any revisions thereto as deemed appropriate by the Board.

II.            COMPLIANCE COMMITTEE

The Boards hereby delegate to the Compliance Committee of each Board (each a “Committee” and collectively, the “Committees”) the authority and responsibility to oversee the implementation of these Procedures and Guidelines, and where applicable, to make determinations on behalf of the Board with respect to the voting of proxies on behalf of each Fund.  Furthermore, the Boards hereby delegate to each Committee the authority to review and approve material changes to proxy voting procedures of any Fund’s investment adviser (the “Adviser”).  The Proxy Voting Procedures of the Adviser (the “Adviser Procedures”) are attached hereto as Exhibit 2.  Any determination regarding the voting of proxies of each Fund that is made by a Committee, or any member thereof, as permitted herein, shall be deemed to be a good faith determination regarding the voting of proxies by the full Board.  Each Committee

(1)     Reference in these Procedures to one or more Funds shall, as applicable, mean those Funds that are under the jurisdiction of the particular Board or Compliance Committee at issue.  No provision in these Procedures is intended to impose any duty upon the particular Board or Compliance  Committee with respect to any other Fund.

(2)     The independent Trustees/Directors are those Board members who are not “interested persons” of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

may rely on the Adviser through the Agent, Proxy Coordinator and/or Proxy Group (as such terms are defined for purposes of the Adviser Procedures) to deal in the first instance with the application of these Procedures and Guidelines.  Each Committee shall conduct itself in accordance with its charter.

III.           DELEGATION OF VOTING AUTHORITY

Except as otherwise provided for herein, the Board hereby delegates to the Adviser to each Fund the authority and responsibility to vote all proxies with respect to all portfolio securities of the Fund in accordance with then current proxy voting procedures and guidelines that have been approved by the Board.  The Board may revoke such delegation with respect to any proxy or proposal, and assume the responsibility of voting any Fund proxy or proxies as it deems appropriate.  Non-material amendments to the Procedures and Guidelines may be approved for immediate implementation by the President or Chief Financial Officer of a Fund, subject to ratification at the next regularly scheduled meeting of the Compliance Committee.

A Board may elect to delegate the voting of proxies to the Sub-Adviser of a portfolio or series of the ING Funds.  In so doing, the Board shall also approve the Sub-Adviser’s proxy policies for implementation on behalf of such portfolio or series (a “Sub-Adviser-Voted Series”).  Sub-Adviser-Voted Series shall not be covered under these Procedures and Guidelines but rather shall be covered by such Sub-Adviser’s proxy policies, provided that the Board, including a majority of the independent Trustees/Directors(1), has approved them on behalf of such Sub-Adviser-Voted Series.

When a Fund participates in the lending of its securities and the securities are on loan at record date, proxies related to such securities will not be forwarded to the Adviser by the Fund’s custodian and therefore will not be voted.  However, the Adviser shall use best efforts to recall or restrict specific securities from loan for the purpose of facilitating a “material” vote as described in the Adviser Procedures.

Funds that are “funds-of-funds” will “echo” vote their interests in underlying mutual funds, which may include ING Funds (or portfolios or series thereof) other than those set forth on Exhibit 1 attached hereto.  This means that, if the fund-of-funds must vote on a proposal with respect to an underlying investment company, the fund-of-funds will vote its interest in that underlying fund in the same proportion all other shareholders in the investment company voted their interests.

A fund that is a “feeder” fund in a master-feeder structure does not echo vote.  Rather, it passes votes requested by the underlying master fund to its shareholders.  This means that, if the feeder fund is solicited by the master fund, it will request instructions from its own shareholders, either directly or, in the case of an insurance-dedicated Fund, through an insurance product or retirement plan, as to the manner in which to vote its interest in an underlying master fund.

(1)     The independent Trustees/Directors are those Board members who are not “interested persons” of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

2

When a Fund is a feeder in a master-feeder structure, proxies for the portfolio securities owned by the master fund will be voted pursuant to the master fund’s proxy voting policies and procedures.  As such, and except as otherwise noted herein with respect to vote reporting requirements, feeder Funds shall not be subject to these Procedures and Guidelines.

IV.           APPROVAL AND REVIEW OF PROCEDURES

Each Fund’s Adviser has adopted proxy voting procedures in connection with the voting of portfolio securities for the Funds as attached hereto in Exhibit 2.  The Board hereby approves such procedures.  All material changes to the Adviser Procedures must be approved by the Board or the Compliance Committee prior to implementation; however, the President or Chief Financial Officer of a Fund may make such non-material changes as they deem appropriate, subject to ratification by the Board or the Compliance Committee at its next regularly scheduled meeting.

V.            VOTING PROCEDURES AND GUIDELINES

The Guidelines that are set forth in Exhibit 3 hereto specify the manner in which the Funds generally will vote with respect to the proposals discussed therein.

Unless otherwise noted, the defined terms used hereafter shall have the same meaning as defined in the Adviser Procedures

A.            Routine Matters

The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear “For,” “Against,” “Withhold” or “Abstain” on a proposal.  However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional (as such term is defined for purposes of the Adviser Procedures) recommends a vote contrary to the Guidelines.

B.            Matters Requiring Case-by-Case Consideration

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted “case-by-case” consideration.

Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

Except in cases in which the Proxy Group has previously provided the Proxy Coordinator

3

with standing instructions to vote in accordance with the Agent’s recommendation, the Proxy Coordinator will forward the Agent’s analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group.  The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration.  In the event quorum requirements cannot be timely met in connection with a voting deadline, it shall be the policy of the Funds to vote in accordance with the Agent’s recommendation, unless the Agent’s recommendation is deemed to be conflicted as provided for under the Adviser Procedures, in which case no action shall be taken on such matter (i.e., a “Non-Vote”).

1.     Within-Guidelines Votes:  Votes in Accordance with a Fund’s Guidelines and/or, where applicable, Agent Recommendation

In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner.  Except as provided for herein, no Conflicts Report (as such term is defined for purposes of the Adviser Procedures) is required in connection with Within-Guidelines Votes.

2.     Non-Votes:  Votes in Which No Action is Taken

The Proxy Group may recommend that a Fund refrain from voting under circumstances including, but not limited to, the following:  (1) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with fractional shares, securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security.  In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.  The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group’s review of a specific proxy.  It is noted a Non-Vote determination would generally not be made in connection with voting rights received pursuant to class action participation; while a Fund may no longer hold the security, a continuing economic effect on shareholders’ interests is likely.

Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a Fund’s related inability to timely

4

access ballots or other proxy information in connection with its portfolio securities.

Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as described in V.B. above and V.B.4. below.

3.     Out-of-Guidelines Votes:  Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent’s Recommendation is Conflicted

If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Procedures and Guidelines are silent, or the Agent’s recommendation on a matter requiring case-by-case consideration is deemed to be conflicted as provided for under the Adviser Procedures, the Proxy Coordinator will then request that all members of the Proxy Group, including any members not in attendance at the meeting at which the relevant proxy is being considered, and each Investment Professional participating in the voting process complete a Conflicts Report (as such term is defined for purposes of the Adviser Procedures).  As provided for in the Adviser Procedures, the Proxy Coordinator shall be responsible for identifying to Counsel potential conflicts of interest with respect to the Agent.

If Counsel determines that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will then contact the Compliance Committee(s) and forward to such Committee(s) all information relevant to their review, including the following materials or a summary thereof:  the applicable Procedures and Guidelines, the recommendation of the Agent, where applicable, the recommendation of the Investment Professional(s), where applicable, any resources used by the Proxy Group in arriving at its recommendation, the Conflicts Report and any other written materials establishing whether a conflict of interest exists, and findings of Counsel (as such term is defined for purposes of the Adviser Procedures).  Upon Counsel’s finding that a conflict of interest exists with respect to one or more members of the Proxy Group or the Advisers generally, the remaining members of the Proxy Group shall not be required to complete a Conflicts Report in connection with the proxy.

If Counsel determines that there does not appear to be a conflict of interest with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

5

4.     Referrals to a Fund’s Compliance Committee

A Fund’s Compliance Committee may consider all recommendations, analysis, research and Conflicts Reports provided to it by the Agent, Proxy Group and/or Investment Professional(s), and any other written materials used to establish whether a conflict of interest exists, in determining how to vote the proxies referred to the Committee.  The Committee will instruct the Agent through the Proxy Coordinator how to vote such referred proposals.

The Proxy Coordinator shall use best efforts to timely refer matters to a Fund’s Committee for its consideration.  In the event any such matter cannot be timely referred to or considered by the Committee, it shall be the policy of the Funds to vote in accordance with the Agent’s recommendation, unless the Agent’s recommendation is conflicted on a matter requiring case-by-case consideration, in which case no action shall be taken on such matter (i.e., a “Non-Vote”).

The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund’s Committee, all applicable recommendations, analysis, research and Conflicts Reports.

VI.           CONFLICTS OF INTEREST

In all cases in which a vote has not been clearly determined in advance by the Procedures and Guidelines or for which the Proxy Group recommends an Out-of-Guidelines Vote, and Counsel has determined that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group, or any Investment Professional participating in the voting process, the proposal shall be referred to the Fund’s Committee for determination so that the Adviser shall have no opportunity to vote a Fund’s proxy in a situation in which it or the Agent may be deemed to have a conflict of interest.  In the event a member of a Fund’s Committee believes he/she has a conflict of interest that would preclude him/her from making a voting determination in the best interests of the beneficial owners of the applicable Fund, such Committee member shall so advise the Proxy Coordinator and recuse himself/herself with respect to determinations regarding the relevant proxy.

VII.         REPORTING AND RECORD RETENTION

Annually in August, each Fund will post its proxy voting record or a link thereto, for the prior one-year period ending on June 30th on the ING Funds website.  No proxy voting record will be posted on the ING Funds website for any Fund that is a feeder in a master/feeder structure; however, a cross-reference to that of the master fund’s proxy voting record as filed in the SEC’s EDGAR database will be posted on the ING Funds website.  The proxy voting record for each Fund will also be available in the EDGAR database on the SEC’s website.

6

EXHIBIT 1

to the

ING Funds

Proxy Voting Procedures

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

ING EQUITY TRUST

ING FUNDS TRUST

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

ING INFRASTRUCTURE DEVELOPMENT EQUITY FUND

ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

ING INVESTMENT FUNDS, INC.

ING INVESTORS TRUST(1)

ING MAYFLOWER TRUST

ING MUTUAL FUNDS

ING PARTNERS, INC.

ING PRIME RATE TRUST

ING RISK MANAGED NATURAL RESOURCES FUND

ING SENIOR INCOME FUND

ING SEPARATE PORTFOLIOS TRUST

ING VARIABLE INSURANCE TRUST

ING VARIABLE PRODUCTS TRUST

(1)           Sub-Adviser-Voted Series:  ING Franklin Mutual Shares Portfolio

EXHIBIT 2

to the

ING Funds

Proxy Voting Procedures

ING INVESTMENTS, LLC,

ING INVESTMENT MANAGEMENT CO.

AND

DIRECTED SERVICES LLC

PROXY VOTING PROCEDURES

I.              INTRODUCTION

ING Investments, LLC, ING Investment Management Co. and Directed Services LLC (each an “Adviser” and collectively, the “Advisers”) are the investment advisers for the registered investment companies and each series or portfolio thereof (each a “Fund” and collectively, the “Funds”) comprising the ING family of funds.  As such, the Advisers have been delegated the authority to vote proxies with respect to securities for certain Funds over which they have day-to-day portfolio management responsibility.

The Advisers will abide by the proxy voting guidelines adopted by a Fund’s respective Board of Directors or Trustees (each a “Board” and collectively, the “Boards”) with regard to the voting of proxies unless otherwise provided in the proxy voting procedures adopted by a Fund’s Board.

In voting proxies, the Advisers are guided by general fiduciary principles.  Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages.  The Advisers will not subordinate the interest of beneficial owners to unrelated objectives.  Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

The following are the Proxy Voting Procedures of ING Investments, LLC, ING Investment Management Co. and Directed Services LLC (the “Adviser Procedures”) with respect to the voting of proxies on behalf of their client Funds as approved by the respective Board of each Fund.

Unless otherwise noted, best efforts shall be used to vote proxies in all instances.

Effective Date:  07/10/03

Revision Date:  03/27/09

II.            ROLES AND RESPONSIBILITIES

A.            Proxy Coordinator

The Proxy Coordinator identified in Appendix 1 will assist in the coordination of the voting of each Fund’s proxies in accordance with the ING Funds Proxy Voting Procedures and Guidelines (the “Procedures” or “Guidelines” and collectively the “Procedures and Guidelines”).  The Proxy Coordinator is authorized to direct the Agent to vote a Fund’s proxy in accordance with the Procedures and Guidelines unless the Proxy Coordinator receives a recommendation from an Investment Professional (as described below) to vote contrary to the Procedures and Guidelines.  In such event, and in connection with proxy proposals requiring case-by-case consideration (except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation), the Proxy Coordinator will call a meeting of the Proxy Group (as described below).

Responsibilities assigned herein to the Proxy Coordinator, or activities in support thereof, may be performed by such members of the Proxy Group or employees of the Advisers’ affiliates as are deemed appropriate by the Proxy Group.

Unless specified otherwise, information provided to the Proxy Coordinator in connection with duties of the parties described herein shall be deemed delivered to the Advisers.

B.            Agent

An independent proxy voting service (the “Agent”), as approved by the Board of each Fund, shall be engaged to assist in the voting of Fund proxies for publicly traded securities through the provision of vote analysis, implementation, recordkeeping and disclosure services.  The Agent is ISS Governance Services, a unit of RiskMetrics Group, Inc.  The Agent is responsible for coordinating with the Funds’ custodians to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion.  To the extent applicable, the Agent is required to vote and/or refer all proxies in accordance with these Adviser Procedures.  The Agent will retain a record of all proxy votes handled by the Agent.  Such record must reflect all the information required to be disclosed in a Fund’s Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act.  In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Adviser upon request.

The Agent shall be instructed to vote all proxies in accordance with a Fund’s Guidelines, except as otherwise instructed through the Proxy Coordinator by the Adviser’s Proxy Group or a Fund’s Compliance Committee (“Committee”).

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The Agent shall be instructed to obtain all proxies from the Funds’ custodians and to review each proxy proposal against the Guidelines.  The Agent also shall be requested to call the Proxy Coordinator’s attention to specific proxy proposals that although governed by the Guidelines appear to involve unusual or controversial issues.

Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services voting to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein.  Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified.

C.            Proxy Group

The Adviser shall establish a Proxy Group (the “Group” or “Proxy Group”) which shall assist in the review of the Agent’s recommendations when a proxy voting issue is referred to the Group through the Proxy Coordinator.  The members of the Proxy Group, which may include employees of the Advisers’ affiliates, are identified in Appendix 1, as may be amended from time at the Advisers’ discretion.

A minimum of four (4) members of the Proxy Group (or three (3) if one member of the quorum is either the Fund’s Chief Investment Risk Officer or Chief Financial Officer) shall constitute a quorum for purposes of taking action at any meeting of the Group.  The vote of a simple majority of the members present and voting shall determine any matter submitted to a vote.  Tie votes shall be broken by securing the vote of members not present at the meeting; provided, however, that the Proxy Coordinator shall ensure compliance with all applicable voting and conflict of interest procedures and shall use best efforts to secure votes from all or as many absent members as may reasonably be accomplished.  The Proxy Group may meet in person or by telephone.  The Proxy Group also may take action via electronic mail in lieu of a meeting, provided that each Group member has received a copy of any relevant electronic mail transmissions circulated by each other participating Group member prior to voting and provided that the Proxy Coordinator follows the directions of a majority of a quorum (as defined above) responding via electronic mail.  For all votes taken in person or by telephone or teleconference, the vote shall be taken outside the presence of any person other than the members of the Proxy Group and such other persons whose attendance may be deemed appropriate by the Proxy Group from time to time in furtherance of its duties or the day-to-day administration of the Funds.  In its discretion, the Proxy Group may provide the Proxy Coordinator with standing instructions to perform responsibilities assigned herein to the Proxy Group, or activities in support thereof, on its behalf, provided that such instructions do not contravene any requirements of these Adviser Procedures or a Fund’s Procedures and Guidelines.

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A meeting of the Proxy Group will be held whenever (1) the Proxy Coordinator receives a recommendation from an Investment Professional to vote a Fund’s proxy contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, (2) the Agent has made no recommendation with respect to a vote on a proposal, or (3) a matter requires case-by-case consideration, including those in which the Agent’s recommendation is deemed to be conflicted as provided for under these Adviser Procedures, provided that, if the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation and no issue of conflict must be considered, the Proxy Coordinator may implement the instructions without calling a meeting of the Proxy Group.

For each proposal referred to the Proxy Group, it will review (1) the relevant Procedures and Guidelines, (2) the recommendation of the Agent, if any, (3) the recommendation of the Investment Professional(s), if any, and (4) any other resources that any member of the Proxy Group deems appropriate to aid in a determination of a recommendation.

If the Proxy Group recommends that a Fund vote in accordance with the Procedures and Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Coordinator to so advise the Agent.

If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, or if the Agent’s recommendation on a matter requiring case-by-case consideration is deemed to be conflicted, it shall follow the procedures for such voting as established by a Fund’s Board.

The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration.  In the event quorum requirements cannot be timely met in connection with to a voting deadline, the Proxy Coordinator shall follow the procedures for such voting as established by a Fund’s Board.

D.            Investment Professionals

The Funds’ Advisers, sub-advisers and/or portfolio managers (each referred to herein as an “Investment Professional” and collectively, “Investment Professionals”) may submit, or be asked to submit, a recommendation to the Proxy Group regarding the voting of proxies related to the portfolio securities over which they have day-to-day portfolio management responsibility.  The Investment Professionals may accompany their recommendation with any other research materials that they deem appropriate or with a request that the vote be deemed “material” in the context of the portfolio(s) they manage, such that lending activity on behalf of such portfolio(s) with respect to the relevant security should be reviewed by the Proxy Group and considered for recall and/or restriction.  Input from the relevant sub-advisers and/or portfolio managers shall be given primary consideration in the Proxy Group’s determination of whether a given proxy vote

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is to be deemed material and the associated security accordingly restricted from lending.  The determination that a vote is material in the context of a Fund’s portfolio shall not mean that such vote is considered material across all Funds voting that meeting.  In order to recall or restrict shares timely for material voting purposes, the Proxy Group shall use best efforts to consider, and when deemed appropriate, to act upon, such requests timely, and requests to review lending activity in connection with a potentially material vote may be initiated by any relevant Investment Professional and submitted for the Proxy Group’s consideration at any time.

III.           VOTING PROCEDURES

A.            In all cases, the Adviser shall follow the voting procedures as set forth in the Procedures and Guidelines of the Fund on whose behalf the Adviser is exercising delegated authority to vote.

B.            Routine Matters

The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear “For,” “Against,” “Withhold” or “Abstain” on a proposal.  However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional recommends a vote contrary to the Guidelines.

C.            Matters Requiring Case-by-Case Consideration

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted “case-by-case” consideration.

Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation, the Proxy Coordinator will forward the Agent’s analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group.  The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

1.     Within-Guidelines Votes:  Votes in Accordance with a Fund’s Guidelines and/or, where applicable, Agent Recommendation

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In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner.  Except as provided for herein, no Conflicts Report (as such term is defined herein) is required in connection with Within-Guidelines Votes.

2.     Non-Votes:  Votes in Which No Action is Taken

The Proxy Group may recommend that a Fund refrain from voting under circumstances including, but not limited to, the following:  (1) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with fractional shares, securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security.  In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.  The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group’s review of a specific proxy.  It is noted a Non-Vote determination would generally not be made in connection with voting rights received pursuant to class action participation; while a Fund may no longer hold the security, a continuing economic effect on shareholders’ interests is likely.

Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a Fund’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.

Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as provided for in the Funds’ Procedures.

3.     Out-of-Guidelines Votes:  Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent’s Recommendation is Conflicted

If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Procedures and Guidelines are silent, or the Agent’s recommendation on a matter requiring case-by-case consideration is deemed to be conflicted as

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provided for under these Adviser Procedures, the Proxy Coordinator will then implement the procedures for handling such votes as adopted by the Fund’s Board.

4.     The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund’s Compliance Committee, all applicable recommendations, analysis, research and Conflicts Reports.

IV.           ASSESSMENT OF THE AGENT AND CONFLICTS OF INTEREST

In furtherance of the Advisers’ fiduciary duty to the Funds and their beneficial owners, the Advisers shall establish the following:

A.            Assessment of the Agent

The Advisers shall establish that the Agent (1) is independent from the Advisers, (2) has resources that indicate it can competently provide analysis of proxy issues and (3) can make recommendations in an impartial manner and in the best interests of the Funds and their beneficial owners.  The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the Advisers may deem reasonably appropriate and shall do not less than annually as well as prior to engaging the services of any new proxy service.  The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent’s independence, competence or impartiality.

Information provided in connection with assessment of the Agent shall be forwarded to a member of the mutual funds practice group of ING US Legal Services (“Counsel”) for review.  Counsel shall review such information and advise the Proxy Coordinator as to whether a material concern exists and if so, determine the most appropriate course of action to eliminate such concern.

B.            Conflicts of Interest

The Advisers shall establish and maintain procedures to identify and address conflicts that may arise from time to time concerning the Agent.  Upon the Advisers’ request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent’s proxy analysis or recommendations.  The Proxy Coordinator shall forward all such information to Counsel for review.  Counsel shall review such information and provide the Proxy Coordinator with a brief statement regarding whether or not a

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material conflict of interest is present.  Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund’s Procedures and Guidelines.

In connection with their participation in the voting process for portfolio securities, each member of the Proxy Group, and each Investment Professional participating in the voting process, must act solely in the best interests of the beneficial owners of the applicable Fund.  The members of the Proxy Group may not subordinate the interests of the Fund’s beneficial owners to unrelated objectives, including taking steps to reasonably insulate the voting process from any conflict of interest that may exist in connection with the Agent’s services or utilization thereof.

For all matters for which the Proxy Group recommends an Out-of-Guidelines Vote, or for which a recommendation contrary to that of the Agent or the Guidelines has been received from an Investment Professional and is to be utilized, the Proxy Coordinator will implement the procedures for handling such votes as adopted by the Fund’s Board, including completion of such Conflicts Reports as may be required under the Fund’s Procedures.  Completed Conflicts Reports shall be provided to the Proxy Coordinator within two (2) business days.  Such Conflicts Report should describe any known conflicts of either a business or personal nature, and set forth any contacts with respect to the referral item with non-investment personnel in its organization or with outside parties (except for routine communications from proxy solicitors).  The Conflicts Report should also include written confirmation that any recommendation from an Investment Professional provided in connection with an Out-of-Guidelines Vote or under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

The Proxy Coordinator shall forward all Conflicts Reports to Counsel for review.  Counsel shall review each report and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present.  Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund’s Procedures and Guidelines.

V.            REPORTING AND RECORD RETENTION

The Adviser shall maintain the records required by Rule 204-2(c)(2), as may be amended from time to time, including the following: (1) A copy of each proxy statement received regarding a Fund’s portfolio securities.  Such proxy statements received from issuers are available either in the SEC’s EDGAR database or are kept by the Agent and are available upon request. (2) A record of each vote cast on behalf of a Fund. (3) A copy of any document created by the Adviser that was material to making a decision how to vote a proxy, or that memorializes the basis for that decision. (4) A copy of written requests for Fund proxy voting information and any written

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response thereto or to any oral request for information on how the Adviser voted proxies on behalf of a Fund.  All proxy voting materials and supporting documentation will be retained for a minimum of six (6) years.

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APPENDIX 1

to the

Advisers’ Proxy Voting Procedures

Proxy Group for registered investment company clients of ING Investments, LLC, ING Investment Management Co. and Directed Services LLC:

Name	Title or Affiliation

Stanley D. Vyner	Chief Investment Risk Officer and Executive Vice President, ING Investments, LLC

Todd Modic	Senior Vice President, ING Funds Services, LLC and ING Investments, LLC; and Chief Financial Officer of the ING Funds

Maria Anderson	Vice President of Fund Compliance, ING Funds Services, LLC

Karla J. Bos	Proxy Coordinator for the ING Funds and Assistant Vice President – Special Projects, ING Funds Services, LLC

Julius A. Drelick III, CFA	Vice President, Platform Product Management and Project Management, ING Funds Services, LLC

Harley Eisner	Vice President of Financial Analysis, ING Funds Services, LLC

Theresa K. Kelety, Esq.	Senior Counsel, ING Americas US Legal Services

Effective as of January 1, 2008

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EXHIBIT 3

to the

ING Funds
Proxy Voting Procedures

PROXY VOTING GUIDELINES OF THE ING FUNDS

I.             INTRODUCTION

The following is a statement of the Proxy Voting Guidelines (“Guidelines”) that have been adopted by the respective Boards of Directors or Trustees of each Fund.  Unless otherwise provided for herein, any defined term used herein shall have the meaning assigned to it in the Funds’ and Advisers’ Proxy Voting Procedures (the “Procedures”).

Proxies must be voted in the best interest of the Fund(s).  The Guidelines summarize the Funds’ positions on various issues of concern to investors, and give a general indication of how Fund portfolio securities will be voted on proposals dealing with particular issues.  The Guidelines are not exhaustive and do not include all potential voting issues.

The Advisers, in exercising their delegated authority, will abide by the Guidelines as outlined below with regard to the voting of proxies except as otherwise provided in the Procedures.  In voting proxies, the Advisers are guided by general fiduciary principles.  Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages.  The Advisers will not subordinate the interest of beneficial owners to unrelated objectives.  Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

II.            GUIDELINES

The following Guidelines are grouped according to the types of proposals generally presented to shareholders of U.S. issuers:  Board of Directors, Proxy Contests, Auditors, Proxy Contest Defenses, Tender Offer Defenses, Miscellaneous, Capital Structure, Executive and Director Compensation, State of Incorporation, Mergers and Corporate Restructurings, Mutual Fund Proxies, and Social and Environmental Issues.  An additional section addresses proposals most frequently found in global proxies.

General Policies

These Guidelines apply to securities of publicly traded companies and to those of privately held companies if publicly available disclosure permits such application.  All matters for which such disclosure is not available shall be considered CASE-BY-CASE.

It shall generally be the policy of the Funds to take no action on a proxy for which no Fund holds a position or otherwise maintains an economic interest in the relevant security at the time the vote is to be cast.

In all cases receiving CASE-BY-CASE consideration, including cases not specifically provided for under these Guidelines, unless otherwise provided for under these Guidelines, it shall generally be the policy of the Funds to vote in accordance with the recommendation provided by the Funds’ Agent, ISS Governance Services, a unit of RiskMetrics Group, Inc.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote in accordance with the Agent’s recommendation in cases in which such recommendation aligns with the recommendation of the relevant issuer’s management or management has made no recommendation.  However, this policy shall not apply to CASE-BY-CASE proposals for which a contrary recommendation from the Investment Professional for the relevant Fund has been received and is to be utilized, provided that incorporation of any such recommendation shall be subject to the conflict of interest review process required under the Procedures.

Recommendations from the Investment Professionals, while not required under the Procedures, are likely to be considered with respect to proxies for private equity securities and/or proposals related to merger transactions/corporate restructurings, proxy contests, or unusual or controversial issues.  Such input shall be given primary consideration with respect to CASE-BY-CASE proposals being considered on behalf of the relevant Fund.

Except as otherwise provided for herein, it shall generally be the policy of the Funds not to support proposals that would impose a negative impact on existing rights of the Funds to the extent that any positive impact would not be deemed sufficient to outweigh removal or diminution of such rights.

The foregoing policies may be overridden in any case as provided for in the Procedures.  Similarly, the Procedures provide that proposals whose Guidelines prescribe a firm voting position may instead be considered on a CASE-BY-CASE basis in cases in which unusual or controversial circumstances so dictate.

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement or other legal requirement to which an issuer may be or become subject.  No proposal shall be supported whose implementation would contravene such requirements.

1.             The Board of Directors

Voting on Director Nominees in Uncontested Elections

Unless otherwise provided for herein, the Agent’s standards with respect to determining director independence shall apply.  These standards generally provide that, to be considered completely

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independent, a director shall have no material connection to the company other than the board seat.

Agreement with the Agent’s independence standards shall not dictate that a Fund’s vote shall be cast according to the Agent’s corresponding recommendation.  Votes on director nominees not subject to specific policies described herein should be made on a CASE-BY-CASE basis.

Where applicable and except as otherwise provided for herein, it shall be the policy of the Funds to lodge disagreement with an issuer’s policies or practices by withholding support from a proposal for the relevant policy or practice rather than the director nominee(s) to which the Agent assigns a correlation.  Support shall be withheld from culpable nominees as appropriate, but if they are not standing for election (e.g., the board is classified), support shall generally not be withheld from others in their stead.

If application of the policies described herein would result in withholding votes from the majority of independent outside directors sitting on a board, or removal of such directors is likely to negatively impact majority board independence, primary consideration shall be given to retention of such independent outside director nominees unless the concerns identified are of such grave nature as to merit removal of the independent directors.

Where applicable and except as otherwise provided for herein, generally DO NOT WITHHOLD support (or DO NOT VOTE AGAINST, pursuant to the applicable election standard) in connection with issues raised by the Agent if the nominee did not serve on the board or relevant committee during the majority of the time period relevant to the concerns cited by the Agent.

WITHHOLD support from a nominee who, during both of the most recent two years, attended less than 75 percent of the board and committee meetings without a valid reason for the absences.  DO NOT WITHHOLD support in connection with attendance issues for nominees who have served on the board for less than the two most recent years.

WITHHOLD support from a nominee in connection with poison pill or anti-takeover considerations (e.g., furtherance of measures serving to disenfranchise shareholders or failure to remove restrictive pill features or ensure pill expiration or submission to shareholders for vote) in cases for which culpability for implementation or renewal of the pill in such form can be specifically attributed to the nominee.

Provided that a nominee served on the board during the relevant time period, WITHHOLD support from a nominee who has failed to implement a shareholder proposal that was approved by (1) a majority of the issuer’s shares outstanding (most recent annual meeting) or (2) a majority of the votes cast for two consecutive years.  However, in the case of shareholder proposals seeking shareholder ratification of a poison pill, generally DO NOT WITHHOLD support from a nominee in such cases if the company has already implemented a policy that should reasonably prevent abusive use of the pill.

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If a nominee has not acted upon negative votes (WITHHOLD or AGAINST, as applicable based on the issuer’s election standard) representing a majority of the votes cast at the previous annual meeting, consider such nominee on a CASE-BY-CASE basis.  Generally, vote FOR nominees when (1) the issue relevant to the majority negative vote has been adequately addressed or cured or (2) the Funds’ Guidelines or voting record do not support the relevant issue.

WITHHOLD support from inside directors or affiliated outside directors who sit on the audit committee.

DO NOT WITHHOLD support from inside directors or affiliated outside directors who sit on the nominating or compensation committee, provided that such committee meets the applicable independence requirements of the relevant listing exchange.

DO NOT WITHHOLD support from inside directors or affiliated outside directors if the full board serves as the compensation or nominating committee OR has not created one or both committees, provided that the issuer is in compliance with all provisions of the listing exchange in connection with performance of relevant functions (e.g., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).

Compensation Practices:

It shall generally be the policy of the Funds that matters of compensation are best determined by an independent board and compensation committee.  Votes on director nominees in connection with compensation practices should be considered on a CASE-BY-CASE basis, and generally:

(1)       Where applicable and except as otherwise provided for herein, DO NOT WITHHOLD support from nominees who did not serve on the compensation committee, or board, as applicable based on the Agent’s analysis, during the majority of the time period relevant to the concerns cited by the Agent.

(2)       In cases in which the Agent has identified a “pay for performance” disconnect, or internal pay disparity, as such issues are defined by the Agent, DO NOT WITHHOLD support from director nominees.

(3)       If the Agent recommends withholding support from nominees in connection with overly liberal change in control provisions, including those lacking a double trigger, DO NOT WITHHOLD support from such nominees if mitigating provisions or board actions (e.g., clawbacks) are present.

(4)       If the Agent recommends withholding support from nominees in connection with their failure to seek a shareholder vote on plans to reprice, replace or exchange options, generally WITHHOLD support from such nominees.

(5)       If the Agent recommends withholding support from nominees that have approved compensation that is ineligible for tax benefits to the company (e.g., under Section 162(m) of OBRA), DO NOT WITHHOLD support from such nominees if the company has provided adequate rationale or disclosure or the plan itself is being put to shareholder vote at the same meeting.  If the plan is up for vote, the provisions under Section 8., OBRA-Related Compensation Proposals, shall apply.

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(6)       If the Agent recommends withholding support from nominees in connection with executive compensation practices related to tax gross-ups, perquisites, provisions related to retention or recruitment, including contract length or renewal provisions, “guaranteed” awards, pensions/SERPs, severance or termination arrangements, vote FOR such nominees if the issuer has provided adequate rationale and/or disclosure, factoring in any overall adjustments or reductions to the compensation package at issue.  Generally DO NOT WITHHOLD support solely due to such practices if the total compensation appears reasonable, but consider on a CASE-BY-CASE basis compensation packages representing a combination of such provisions and deemed by the Agent to be excessive.

(7)       If the Agent has raised issues of options backdating, consider members of the compensation committee, or board, as applicable, as well as company executives nominated as directors, on a CASE-BY-CASE basis.

(8)       If the Agent has raised other considerations regarding poor compensation practices, consider nominees on a CASE-BY-CASE basis.

Accounting Practices:

(1)       Generally, vote FOR independent outside director nominees serving on the audit committee.

(2)       Where applicable and except as otherwise provided for herein, generally DO NOT WITHHOLD support from nominees serving on the audit committee who did not serve on that committee during the majority of the time period relevant to the concerns cited by the Agent.

(3)       If the Agent has raised concerns regarding poor accounting practices, consider the company’s CEO and CFO, if nominated as directors, and nominees serving on the audit committee on a CASE-BY-CASE basis.

(4)       If total non-audit fees exceed the total of audit fees, audit-related fees and tax compliance and preparation fees, the provisions under Section 3., Auditor Ratification, shall apply.

Board Independence:

It shall generally be the policy of the Funds that a board should be majority independent and therefore to consider inside director or affiliated outside director nominees in cases in which the full board is not majority independent on a CASE-BY-CASE basis.  Generally:

(1)       WITHHOLD support from the fewest directors whose removal would achieve majority independence across the remaining board, except that support may be withheld from additional nominees whose relative level of independence cannot be differentiated.

(2)       WITHHOLD support from all non-independent nominees, including the founder, chairman or CEO, if the number required to achieve majority independence is equal to or greater than the number of non-independent nominees.

(3)       Except as provided above, vote FOR non-independent nominees in the role of CEO, and when appropriate, founder or chairman, and determine support for other non-independent nominees based on the qualifications and contributions of the nominee as well as the Funds’ voting precedent for assessing relative independence to

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management, e.g., insiders holding senior executive positions are deemed less independent than affiliated outsiders with a transactional or advisory relationship to the company, and affiliated outsiders with a material transactional or advisory relationship are deemed less independent than those with lesser relationships.

(4)       Non-voting directors (e.g., director emeritus or advisory director) shall be excluded from calculations with respect to majority board independence.

(5)       When conditions contributing to a lack of majority independence remain substantially similar to those in the previous year, it shall generally be the policy of the Funds to vote on nominees in a manner consistent with votes cast by the Fund(s) in the previous year.

Generally vote FOR nominees without regard to “over-boarding” issues raised by the Agent unless other concerns requiring CASE-BY-CASE consideration have been raised.

Generally, when the Agent recommends withholding support due to assessment that a nominee acted in bad faith or against shareholder interests in connection with a major transaction, such as a merger or acquisition, consider on a CASE-BY-CASE basis, factoring in the merits of the nominee’s performance and rationale and disclosure provided.

Performance Test for Directors

Consider nominees failing the Agent’s performance test, which includes market-based and operating performance measures, on a CASE-BY-CASE basis.  Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to such proposals.

Proposals Regarding Board Composition or Board Service

Generally, except as otherwise provided for herein, vote AGAINST shareholder proposals to impose new board structures or policies, including those requiring that the positions of chairman and CEO be held separately, except support proposals in connection with a binding agreement or other legal requirement to which an issuer has or reasonably may expect to become subject, and consider such proposals on a CASE-BY-CASE basis if the board is not majority independent or pervasive corporate governance concerns have been identified.  Generally, except as otherwise provided for herein, vote FOR management proposals to adopt or amend board structures or policies, except consider such proposals on a CASE-BY-CASE basis if the board is not majority independent, pervasive corporate governance concerns have been identified, or the proposal may result in a material reduction in shareholders’ rights.

Generally, vote AGAINST shareholder proposals asking that more than a simple majority of directors be independent.

Generally, vote AGAINST shareholder proposals asking that board compensation and/or nominating committees be composed exclusively of independent directors.

Generally, vote AGAINST shareholder proposals to limit the number of public company boards on which a director may serve.

Generally, vote AGAINST shareholder proposals that seek to redefine director independence or directors’ specific roles (e.g., responsibilities of the lead director).

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Generally, vote AGAINST shareholder proposals requesting creation of additional board committees or offices, except as otherwise provided for herein.

Generally, vote FOR shareholder proposals that seek creation of an audit, compensation or nominating committee of the board, unless the committee in question is already in existence or the issuer has availed itself of an applicable exemption of the listing exchange (e.g., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).

Generally, vote AGAINST shareholder proposals to limit the tenure of outside directors or impose a mandatory retirement age for outside directors (unless the proposal seeks to relax existing standards), but generally DO NOT VOTE AGAINST management proposals in this regard.

Stock Ownership Requirements

Generally, vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.  Vote AGAINST proposals to limit or eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.  Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.  Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if:

(1)       The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

(2)       Only if the director’s legal expenses would be covered.

2.             Proxy Contests

These proposals should generally be analyzed on a CASE-BY-CASE basis.  Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals in connection with proxy contests being considered on behalf of that Fund.

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis.

Reimburse Proxy Solicitation Expenses

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.

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3.             Auditors

Ratifying Auditors

Generally, except in cases of poor accounting practices or high non-audit fees, vote FOR management proposals to ratify auditors.  Consider management proposals to ratify auditors on a CASE-BY-CASE basis if the Agent cites poor accounting practices.  If fees for non-audit services exceed 50 percent of total auditor fees as described below, consider on a CASE-BY-CASE basis, voting AGAINST management proposals to ratify auditors only if concerns exist that remuneration for the non-audit work is so lucrative as to taint the auditor’s independence.  For purposes of this review, fees deemed to be reasonable, generally non-recurring, exceptions to the non-audit fee category (e.g., those related to an IPO) shall be excluded.  If independence concerns exist or an issuer has a history of questionable accounting practices, also vote FOR shareholder proposals asking the issuer to present its auditor annually for ratification, but in other cases generally vote AGAINST.

Auditor Independence

Generally, consider shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services) on a CASE-BY-CASE basis.

Audit Firm Rotation:

Generally, vote AGAINST shareholder proposals asking for mandatory audit firm rotation.

4.             Proxy Contest Defenses

Board Structure: Staggered vs. Annual Elections

Generally, vote AGAINST proposals to classify the board or otherwise restrict shareholders’ ability to vote upon directors.

Generally, vote FOR proposals to repeal classified boards and to elect all directors annually.

Shareholder Ability to Remove Directors

Generally, vote AGAINST proposals that provide that directors may be removed only for cause.

Generally, vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Generally, vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Generally, vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Cumulative Voting

If the company maintains a classified board of directors, generally, vote AGAINST management proposals to eliminate cumulative voting, except that such proposals may be supported irrespective of classification in furtherance of an issuer’s plan to adopt a majority voting standard.

In cases in which the company maintains a classified board of directors, generally vote FOR shareholder proposals to restore or permit cumulative voting.

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Time-Phased Voting

Generally, vote AGAINST proposals to implement, and FOR proposals to eliminate, time-phased or other forms of voting that do not promote a one share, one vote standard.

Shareholder Ability to Call Special Meetings

Generally, vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Generally, vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Shareholder Ability to Act by Written Consent

Generally, vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Generally, vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Alter the Size of the Board

Generally, vote FOR proposals that seek to fix the size of the board or designate a range for its size.

Generally, vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

5.             Tender Offer Defenses

Poison Pills

Generally, vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification, or to redeem its pill in lieu thereof, unless (1) shareholders have approved adoption of the plan, (2) a policy has already been implemented by the company that should reasonably prevent abusive use of the pill, or (3) the board had determined that it was in the best interest of shareholders to adopt a pill without delay, provided that such plan would be put to shareholder vote within twelve months of adoption or expire, and if not approved by a majority of the votes cast, would immediately terminate.

Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill.

Review on a CASE-BY-CASE basis management proposals to approve or ratify a poison pill or any plan that can reasonably be construed as an anti-takeover measure, with voting decisions generally based on the Agent’s approach to evaluating such proposals, considering factors such as rationale, trigger level and sunset provisions.  Votes will generally be cast in a manner that seeks to preserve shareholder value and the right to consider a valid offer, voting AGAINST management proposals in connection with poison pills or anti-takeover activities that do not meet the Agent’s standards.

Fair Price Provisions

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis.

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Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Greenmail

Generally, vote FOR proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

Pale Greenmail

Review on a CASE-BY-CASE basis restructuring plans that involve the payment of pale greenmail.

Unequal Voting Rights

Generally, vote AGAINST dual-class exchange offers.

Generally, vote AGAINST dual-class recapitalizations.

Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

Generally, vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments or other key proposals.

Generally, vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments, unless the proposal also asks the issuer to mount a solicitation campaign or similar form of comprehensive commitment to obtain passage of the proposal.

Supermajority Shareholder Vote Requirement to Approve Mergers

Generally, vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

Generally, vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

White Squire Placements

Generally, vote FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

6.             Miscellaneous

Amendments to Corporate Documents

Except to align with legislative or regulatory changes or when support is recommended by the Agent or Investment Professional (including, for example, as a condition to a major transaction such as a merger), generally, vote AGAINST proposals seeking to remove shareholder approval requirements or otherwise remove or diminish shareholder rights, e.g., by (1) adding restrictive provisions, (2) removing provisions or moving them to portions of the charter not requiring shareholder approval, or (3) in corporate structures such as holding companies, removing provisions

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in an active subsidiary’s charter that provide voting rights to parent company shareholders.  This policy would also generally apply to proposals seeking approval of corporate agreements or amendments to such agreements that the Agent recommends AGAINST because a similar reduction in shareholder rights is requested.

Generally, vote AGAINST proposals for charter amendments that may support board entrenchment or may be used as an anti-takeover device, particularly if the proposal is bundled or the board is classified.

Generally, vote FOR proposals seeking charter or bylaw amendments to remove anti-takeover provisions.

Consider proposals seeking charter or bylaw amendments not addressed under these Guidelines on a CASE-BY-CASE basis.

Confidential Voting

Generally, vote FOR shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows:

•      In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.

•      If the dissidents agree, the policy remains in place.

•      If the dissidents do not agree, the confidential voting policy is waived.

Generally, vote FOR management proposals to adopt confidential voting.

Proxy Access

Consider on a CASE-BY-CASE basis shareholder proposals seeking access to management’s proxy material in order to nominate their own candidates to the board.

Majority Voting Standard

Except as otherwise provided for herein, it shall generally be the policy of the Funds to extend discretion to issuers to determine when it may be appropriate to adopt a majority voting standard.  Generally, vote FOR management proposals, irrespective of whether the proposal contains a plurality carve-out for contested elections, but AGAINST shareholder proposals unless also supported by management, seeking election of directors by the affirmative vote of the majority of votes cast in connection with a meeting of shareholders, including amendments to corporate documents or other actions in furtherance of such standard, and provided such standard when supported does not conflict with state law in which the company is incorporated.  For issuers with a history of board malfeasance or pervasive corporate governance concerns, consider such proposals on a CASE-BY-CASE basis.

Bundled Proposals

Except as otherwise provided for herein, review on a CASE-BY-CASE basis bundled or “conditioned” proxy proposals, generally voting AGAINST bundled proposals containing one or more items not supported under these Guidelines if the Agent or an Investment Professional deems the negative impact, on balance, to outweigh any positive impact.

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Shareholder Advisory Committees

Review on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.

Reimburse Shareholder for Expenses Incurred

Voting to reimburse expenses incurred in connection with shareholder proposals should be analyzed on a CASE-BY-CASE basis.

Other Business

In connection with proxies of U.S. issuers, generally vote FOR management proposals for Other Business, except in connection with a proxy contest in which a Fund is not voting in support of management.

Quorum Requirements

Review on a CASE-BY-CASE basis proposals to lower quorum requirements for shareholder meetings below a majority of the shares outstanding.

Advance Notice for Shareholder Proposals

Generally, vote FOR management proposals related to advance notice period requirements, provided that the period requested is in accordance with applicable law and no material governance concerns have been identified in connection with the issuer.

Multiple Proposals

Multiple proposals of a similar nature presented as options to the course of action favored by management may all be voted FOR, provided that support for a single proposal is not operationally required, no one proposal is deemed superior in the interest of the Fund(s), and each proposal would otherwise be supported under these Guidelines.

7.             Capital Structure

Analyze on a CASE-BY-CASE basis.

Common Stock Authorization

Review proposals to increase the number of shares of common stock authorized for issue on a CASE-BY-CASE basis.  Except where otherwise indicated, the Agent’s proprietary approach, utilizing quantitative criteria (e.g., dilution, peer group comparison, company performance and history) to determine appropriate thresholds and, for requests marginally above such allowable threshold, a qualitative review (e.g., rationale and prudent historical usage), will generally be utilized in evaluating such proposals.

•      Generally vote FOR proposals to authorize capital increases within the Agent’s allowable thresholds or those in excess but meeting Agent’s qualitative standards, but consider on a CASE-BY-CASE basis those requests failing the Agent’s review for proposals in connection with which a contrary recommendation from the Investment Professional(s) has been received and is to be utilized (e.g., in support of a merger or acquisition proposal).

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•                  Generally vote FOR proposals to authorize capital increases within the Agent’s allowable thresholds or those in excess but meeting Agent’s qualitative standards, unless the company states that the stock may be used as a takeover defense.  In those cases, consider on a CASE-BY-CASE basis if a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.

•                  Generally vote FOR proposals to authorize capital increases exceeding the Agent’s thresholds when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

•                  Generally, vote AGAINST proposals to increase the number of authorized shares of a class of stock if the issuance which the increase is intended to service is not supported under these Guidelines.

•                  Generally, vote AGAINST nonspecific proposals authorizing excessive discretion to a board, as assessed by the Agent.

•                  Consider management proposals to make changes to the capital structure not otherwise addressed under these Guidelines CASE-BY-CASE, generally voting with the Agent’s recommendation unless a contrary recommendation has been received from the Investment Professional for the relevant Fund and is to be utilized.

Dual Class Capital Structures

Generally, vote AGAINST proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual class capital structures, but consider CASE-BY-CASE if (1) bundled with favorable proposal(s), (2) approval of such proposal(s) is a condition of such favorable proposal(s), or (3) part of a recapitalization for which support is recommended by the Agent or an Investment Professional.

Generally, vote AGAINST management proposals to create or perpetuate dual class capital structures with unequal voting rights, and vote FOR shareholder proposals to eliminate them, in cases in which the relevant Fund owns the class with inferior voting rights, but generally vote FOR management proposals and AGAINST shareholder proposals in cases in which the relevant Fund owns the class with superior voting rights.  Consider CASE-BY-CASE if bundled with favorable proposal(s), (2) approval of such proposal(s) is a condition of such favorable proposal(s), or (3) part of a recapitalization for which support is recommended by the Agent or an Investment Professional.

Consider management proposals to eliminate or make changes to dual class capital structures CASE-BY-CASE, generally voting with the Agent’s recommendation unless a contrary recommendation has been received from the Investment Professional for the relevant Fund and is to be utilized.

Stock Distributions: Splits and Dividends

Generally, vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares falls within the Agent’s allowable thresholds, but consider on a CASE-BY-CASE basis those proposals exceeding the Agent’s threshold for proposals in connection with which a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.

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Reverse Stock Splits

Consider on a CASE-BY-CASE basis management proposals to implement a reverse stock split.  In the event the split constitutes a capital increase effectively exceeding the Agent’s allowable threshold because the request does not proportionately reduce the number of shares authorized, vote FOR the split if management has provided adequate rationale and/or disclosure.

Preferred Stock

Generally, vote AGAINST proposals authorizing the issuance of preferred stock or creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock), but vote FOR if the Agent or an Investment Professional so recommends because the issuance is required to effect a merger or acquisition proposal.

Generally, vote FOR proposals to issue or create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense.  Generally vote AGAINST in cases where the company expressly states that, or fails to disclose whether, the stock may be used as a takeover defense, but vote FOR if the Agent or an Investment Professional so recommends because the issuance is required to address special circumstances such as a merger or acquisition.

Generally, vote FOR proposals to authorize or issue preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

Shareholder Proposals Regarding Blank Check Preferred Stock

Generally, vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

Adjustments to Par Value of Common Stock

Generally, vote FOR management proposals to reduce the par value of common stock.

Preemptive Rights

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights or management proposals that seek to eliminate them.  In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

Debt Restructurings

Review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

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Share Repurchase Programs

Generally, vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, but vote AGAINST plans with terms favoring selected, non-Fund parties.

Generally, vote FOR management proposals to cancel repurchased shares.

Generally, vote AGAINST proposals for share repurchase methods lacking adequate risk mitigation or exceeding appropriate volume or duration parameters for the market as assessed by the Agent.

Tracking Stock

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis.

8.             Executive and Director Compensation

Except as otherwise provided for herein, votes with respect to compensation and employee benefit plans should be determined on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such plans, which includes determination of costs and comparison to an allowable cap.

•                  Generally, vote in accordance with the Agent’s recommendations FOR equity-based plans with costs within such cap and AGAINST those with costs in excess of it, except that plans above the cap may be supported if so recommended by the Agent or Investment Professional as a condition to a major transaction such as a merger.

•                  Generally, vote AGAINST plans if the Agent suggests cost or dilution assessment may not be possible due to the method of disclosing shares allocated to the plan(s), except that such concerns arising in connection with evergreen provisions shall be considered CASE-BY-CASE, voted FOR if the company has provided a reasonable rationale and/or adequate disclosure regarding the plan as a whole.

•                  Generally, vote FOR plans with costs within the cap if the primary considerations raised by the Agent pertain to matters that would not result in a negative vote under these Guidelines on the relevant board or committee member(s), or equity compensation burn rate or pay for performance as defined by Agent.

•                  Generally, vote AGAINST plans administered by potential grant recipients.

•                  Generally, vote AGAINST proposals to eliminate existing shareholder approval requirements for plan changes assessed as material by the Agent, unless the company has provided a reasonable rationale and/or adequate disclosure regarding the requested changes.

•                  Consider plans CASE-BY-CASE if the Agent raises other considerations not otherwise provided for herein.

Restricted Stock or Stock Option Plans

Consider proposals for restricted stock or stock option plans, or the issuance of shares in connection with such plans, on a CASE-BY-CASE basis, considering factors such as level of disclosure and adequacy of vesting or performance requirements.  Plans that do not meet the

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Agent’s criteria in this regard may be supported, but vote AGAINST if no disclosure is provided regarding either vesting or performance requirements.

Management Proposals Seeking Approval to Reprice Options

Review on a CASE-BY-CASE basis management proposals seeking approval to reprice, replace or exchange options, considering factors such as rationale, historic trading patterns, value-for-value exchange, vesting periods and replacement option terms.  Generally, vote FOR proposals that meet the Agent’s criteria for acceptable repricing, replacement or exchange transactions, except that considerations raised by the Agent regarding burn rate or executive participation shall not be grounds for withholding support.

Vote AGAINST compensation plans that (1) permit or may permit (e.g., history of repricing and no express prohibition against future repricing) repricing of stock options, or any form or alternative to repricing, without shareholder approval, (2) include provisions that permit repricing, replacement or exchange transactions that do not meet the Agent’s criteria (except regarding burn rate or executive participation as noted above), or (3) give the board sole discretion to approve option repricing, replacement or exchange programs.

Director Compensation

Votes on stock-based plans for directors are made on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s quantitative approach described above as well as a review of qualitative features of the plan in cases in which costs exceed the Agent’s threshold.  DO NOT VOTE AGAINST plans for which burn rate is the sole consideration raised by the Agent.

Employee Stock Purchase Plans

Votes on employee stock purchase plans, and capital issuances in support of such plans, should be made on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such plans, except that negative recommendations by the Agent due to evergreen provisions will be reviewed CASE-BY-CASE, voted FOR if the company has provided a reasonable rationale and/or adequate disclosure regarding the plan as a whole.

OBRA-Related Compensation Proposals

Votes on plans intended to qualify for favorable tax treatment under the provisions of Section 162(m) of OBRA should be evaluated irrespective of the Agent’s assessment of board independence, provided that the board meets the independence requirements of the relevant listing exchange and no potential recipient under the plan(s) sits on the committee that exercises discretion over the related compensation awards.  Unless the issuer has provided a compelling rationale, generally vote with the Agent’s recommendations AGAINST plans that deliver excessive compensation that fails to qualify for favorable tax treatment.

Amendments that Place a Cap on Annual Grants or Amend Administrative Features

Generally, vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

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Amendments to Add Performance-Based Goals

Generally, vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

Amendments to Increase Shares and Retain Tax Deductions Under OBRA

Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a CASE-BY-CASE basis, generally voting FOR such plans that do not raise any negative concerns under these Guidelines.

Approval of Cash or Cash-and-Stock Bonus Plans

Generally, vote FOR cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA, with primary consideration given to management’s assessment that such plan meets the requirements for exemption of performance-based compensation.

Shareholder Proposals Regarding Executive and Director Pay

Regarding the remuneration of individuals other than senior executives and directors, generally, vote AGAINST shareholder proposals that seek to expand or restrict disclosure or require shareholder approval beyond regulatory requirements and market practice.  Vote AGAINST shareholder proposals that seek disclosure of executive or director compensation if providing it would be out of step with market practice and potentially disruptive to the business.

Unless evidence exists of abuse in historical compensation practices, and except as otherwise provided for herein, generally vote AGAINST shareholder proposals that seek to impose new compensation structures or policies, such as “claw back” recoupments or advisory votes.

Severance and Termination Payments

Generally, vote FOR shareholder proposals to have parachute arrangements submitted for shareholder ratification (with “parachutes” defined as compensation arrangements related to termination that specify change in control events) and provided that the proposal does not include unduly restrictive or arbitrary provisions such as advance approval requirements.

Generally vote AGAINST shareholder proposals to submit executive severance agreements for shareholder ratification, unless such proposals specify change in control events, Supplemental Executive Retirement Plans, or deferred executive compensation plans, or ratification is required by the listing exchange.

Review on a CASE-BY-CASE basis all proposals to approve, ratify or cancel executive severance or termination arrangements, including those related to executive recruitment or retention, generally voting FOR such compensation arrangements if the issuer has provided adequate rationale and/or disclosure or support is recommended by the Agent or Investment Professional (e.g., as a condition to a major transaction such as a merger).  However, vote in accordance with the Agent’s recommendations FOR new or materially amended plans, contracts or payments that require change in control provisions to be double-triggered and defined to require an actual change in control, except that plans, contracts or payments not meeting such

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standards may be supported if mitigating provisions or board actions (e.g., clawbacks) are present.

Employee Stock Ownership Plans (ESOPs)

Generally, vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares).

401(k) Employee Benefit Plans

Generally, vote FOR proposals to implement a 401(k) savings plan for employees.

Holding Periods

Generally, vote AGAINST proposals requiring mandatory periods for officers and directors to hold company stock.

Advisory Votes on Executive Compensation

Generally, management proposals seeking ratification of the company’s compensation program will be voted FOR unless the program includes practices or features not supported under these Guidelines and the proposal receives a negative recommendation from the Agent.  Unless otherwise provided for herein, proposals not receiving the Agent’s support due to concerns regarding severance/termination payments, incentive structures or vesting or performance criteria not otherwise supported by these Guidelines will be considered on a CASE-BY-CASE basis, generally voted FOR if the company has provided a reasonable rationale and/or adequate disclosure regarding the matter(s) under consideration.

9.             State of Incorporation

Voting on State Takeover Statutes

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation should be examined on a CASE-BY-CASE basis, generally supporting management proposals not assessed by the Agent as a potential takeover defense, but if so assessed, weighing management’s rationale for the change.  Generally, vote FOR management reincorporation proposals upon which another key proposal, such as a merger transaction, is contingent if the other key proposal is also supported.  Generally, vote AGAINST shareholder reincorporation proposals not also supported by the company.

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10.          Mergers and Corporate Restructurings

Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals regarding business combinations, particularly those between otherwise unaffiliated parties, or other corporate restructurings being considered on behalf of that Fund.

Generally, vote FOR a proposal not typically supported under these Guidelines if a key proposal, such as a merger transaction, is contingent upon its support and a vote FOR is accordingly recommended by the Agent or an Investment Professional.

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis.

Corporate Restructuring

Votes on corporate restructuring proposals, including demergers, minority squeezeouts, leveraged buyouts, spinoffs, liquidations, dispositions, divestitures and asset sales, should be considered on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals.

Adjournment

Generally, vote FOR proposals to adjourn a meeting to provide additional time for vote solicitation when the primary proposal is also voted FOR.

Appraisal Rights

Generally, vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

Changing Corporate Name

Generally, vote FOR changing the corporate name.

11.          Mutual Fund Proxies

Election of Directors

Vote the election of directors on a CASE-BY-CASE basis.

Converting Closed-end Fund to Open-end Fund

Vote conversion proposals on a CASE-BY-CASE basis.

Proxy Contests

Vote proxy contests on a CASE-BY-CASE basis.

Investment Advisory Agreements

Vote the investment advisory agreements on a CASE-BY-CASE basis.

Approving New Classes or Series of Shares

Generally, vote FOR the establishment of new classes or series of shares.

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Preferred Stock Proposals

Vote the authorization for or increase in preferred shares on a CASE-BY-CASE basis.

1940 Act Policies

Vote these proposals on a CASE-BY-CASE basis.

Changing a Fundamental Restriction to a Nonfundamental Restriction

Vote these proposals on a CASE-BY-CASE basis.

Change Fundamental Investment Objective to Nonfundamental

Generally, consider proposals to change a fund’s fundamental investment objective to nonfundamental on a CASE-BY-CASE basis.

Name Rule Proposals

Vote these proposals on a CASE-BY-CASE basis.

Disposition of Assets/Termination/Liquidation

Vote these proposals on a CASE-BY-CASE basis.

Changes to the Charter Document

Vote changes to the charter document on a CASE-BY-CASE basis.

Changing the Domicile of a Fund

Vote reincorporations on a CASE-BY-CASE basis.

Change in Fund’s Subclassification

Vote these proposals on a CASE-BY-CASE basis.

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval

Generally, vote FOR these proposals.

Distribution Agreements

Vote these proposals on a CASE-BY-CASE basis.

Master-Feeder Structure

Generally, vote FOR the establishment of a master-feeder structure.

Mergers

Vote merger proposals on a CASE-BY-CASE basis.

Establish Director Ownership Requirement

Generally, vote AGAINST shareholder proposals for the establishment of a director ownership requirement.

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Reimburse Shareholder for Expenses Incurred

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.

Terminate the Investment Advisor

Vote to terminate the investment advisor on a CASE-BY-CASE basis.

12.          Social and Environmental Issues

These issues cover a wide range of topics.  In general, unless otherwise specified herein, vote CASE-BY-CASE.  While a wide variety of factors may go into each analysis, the overall principle guiding all vote recommendations focuses on how or whether the proposal will enhance the economic value of the company.  Because a company’s board is likely to have access to relevant, non-public information regarding a company’s business, such proposals will generally be voted in a manner intended to give the board (rather than shareholders) latitude to set corporate policy and oversee management.

Absent concurring support from the issuer, compelling evidence of abuse, significant public controversy or litigation, the issuer’s significant history of relevant violations; or activities not in step with market practice or regulatory requirements, or unless provided for otherwise herein, generally vote AGAINST shareholder proposals seeking to dictate corporate conduct, apply existing law, duplicate policies already substantially in place and/or addressed by the issuer, or release information that would not help a shareholder evaluate an investment in the corporation as an economic matter.  Such proposals would generally include those seeking preparation of reports and/or implementation or additional disclosure of corporate policies related to issues such as consumer and public safety, environment and energy, labor standards and human rights, military business and political concerns, workplace diversity and non-discrimination, sustainability, social issues, vendor activities, economic risk or matters of science and engineering.

13.                               Global Proxies

The foregoing Guidelines provided in connection with proxies of U.S. issuers shall also be applied to global proxies where applicable and not provided for otherwise herein.  The following provide for differing regulatory and legal requirements, market practices and political and economic systems existing in various global markets.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote AGAINST global proxy proposals in cases in which the Agent recommends voting AGAINST such proposal because relevant disclosure by the issuer, or the time provided for consideration of such disclosure, is inadequate.  For purposes of these global Guidelines, “AGAINST” shall mean withholding of support for a proposal, resulting in submission of a vote of AGAINST or ABSTAIN, as appropriate for the given market and level of concern raised by the Agent regarding the issue or lack of disclosure or time provided.

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In connection with practices described herein that are associated with a firm AGAINST vote, it shall generally be the policy of the Funds to consider them on a CASE-BY-CASE basis if the Agent recommends their support (1) as the issuer or market transitions to better practices (e.g., having committed to new regulations or governance codes) or (2) as the more favorable choice in cases in which shareholders must choose between alternate proposals.

Routine Management Proposals

Generally, vote FOR the following and other similar routine management proposals:

•                  the opening of the shareholder meeting

•                  that the meeting has been convened under local regulatory requirements

•                  the presence of quorum

•                  the agenda for the shareholder meeting

•                  the election of the chair of the meeting

•                  the appointment of shareholders to co-sign the minutes of the meeting

•                  regulatory filings (e.g., to effect approved share issuances)

•                  the designation of inspector or shareholder representative(s) of minutes of meeting

•                  the designation of two shareholders to approve and sign minutes of meeting

•                  the allowance of questions

•                  the publication of minutes

•                  the closing of the shareholder meeting

Discharge of Management/Supervisory Board Members

Generally, vote FOR management proposals seeking the discharge of management and supervisory board members, unless the Agent recommends AGAINST due to concern about the past actions of the company’s auditors or directors or legal action is being taken against the board by other shareholders, including when the proposal is bundled.

Director Elections

Unless otherwise provided for herein, the Agent’s standards with respect to determining director independence shall apply.  These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.

Agreement with the Agent’s independence standards shall not dictate that a Fund’s vote shall be cast according to the Agent’s corresponding recommendation.  Further, unless otherwise provided for herein, the application of Guidelines in connection with such standards shall apply only in cases in which the nominee’s level of independence can be ascertained based on available disclosure.  These policies generally apply to director nominees in uncontested elections; votes in contested elections, and votes on director nominees not subject to policies described herein, should be made on a CASE-BY-CASE basis, with primary consideration in contested elections given to input from the Investment Professional(s) for a given Fund.

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For issuers domiciled in Canada, Finland, France, Ireland, the Netherlands, Sweden or tax haven markets, generally vote AGAINST non-independent directors in cases in which the full board serves as the audit committee, or the company does not have an audit committee.

For issuers in all markets, including those in tax haven markets and those in Japan that have adopted the U.S.-style board-with-committees structure, vote AGAINST non-independent nominees to the audit committee, or, if the slate of nominees is bundled, vote AGAINST the slate.  If the slate is bundled and audit committee membership is unclear or proposed as a separate agenda item, vote FOR if the Agent otherwise recommends support.  For Canadian issuers, the Funds’ U.S. Guidelines with respect to audit committees shall apply.

In tax haven markets, DO NOT VOTE AGAINST non-independent directors in cases in which the full board serves as the compensation committee, or the company does not have a compensation committee.

DO NOT VOTE AGAINST non-independent directors who sit on the compensation or nominating committees, provided that such committees meet the applicable independence requirements of the relevant listing exchange.

In cases in which committee membership is unclear, consider non-independent director nominees on a CASE-BY-CASE basis if no other issues have been raised in connection with his/her nomination.

Generally follow Agent’s recommendations to vote AGAINST individuals nominated as outside/non-executive directors who do not meet the Agent’s standard for independence, unless the slate of nominees is bundled, in which case the proposal(s) to elect board members shall be considered on a CASE-BY-CASE basis.

For issuers in tax haven markets, generally withhold support (AGAINST or ABSTAIN, as appropriate) from bundled slates of nominees if the board is non-majority independent.  For issuers in Canada and other global markets, generally follow the Agent’s standards for withholding support from bundled slates or non-independent directors (typically excluding the CEO), as applicable, if the board does not meet the Agent’s independence standards or the board’s independence cannot be ascertained due to inadequate disclosure.

Generally, withhold support (AGAINST or ABSTAIN, as appropriate) from nominees or slates of nominees presented in a manner not aligned with market practice and/or legislation, including:

•      bundled slates of nominees (e.g., France, Hong Kong or Spain);

•      simultaneous reappointment of retiring directors (e.g., South Africa);

•      in markets with term lengths capped by legislation or market practice, nominees whose terms exceed the caps or are not disclosed (except that bundled slates with such lack of disclosure shall be considered on a CASE-BY-CASE basis); or

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•      nominees whose names are not disclosed in advance of the meeting (e.g., Austria, Philippines, Hong Kong or South Africa) or far enough in advance relative to voting deadlines (e.g., Italy) to make an informed voting decision.

Such criteria will not generally provide grounds for withholding support in countries in which they may be identified as best practice but such legislation or market practice is not yet applicable, unless specific governance shortfalls identified by the Agent dictate that less latitude should be extended to the issuer.

Generally vote FOR nominees without regard to recommendations that the position of chairman should be separate from that of CEO or otherwise required to be independent, unless other concerns requiring CASE-BY-CASE consideration have been raised.  The latter would include former CEOs proposed as board chairmen in markets such as the United Kingdom for which best practice and the Agent recommend against such practice.

In cases in which cumulative or net voting applies, generally vote with Agent’s recommendation to support nominees asserted by the issuer to be independent, even if independence disclosure or criteria fall short of Agent’s standards.

Consider nominees for whom the Agent has raised concerns regarding scandals or internal controls on a CASE-BY-CASE basis, generally withholding support (AGAINST or ABSTAIN, as appropriate) from nominees or slates of nominees when:

•      the scandal or shortfall in controls took place at the company, or an affiliate, for which the nominee is being considered;

•      culpability can be attributed to the nominee (e.g., nominee manages or audits relevant function), and

•      the nominee has been directly implicated, with resulting arrest and criminal charge or regulatory sanction.

Consider non-independent nominees on a CASE-BY-CASE basis when the Agent has raised concerns regarding diminished shareholder value as evidenced by a significant drop in share price, generally voting with Agent’s recommendation AGAINST such nominees when few, if any, outside directors are present on the board and:

•      the founding family has retained undue influence over the company despite a history of scandal or problematic controls;

•      the nominees have engaged in protectionist activities such as introduction of a poison pill or preferential and/or dilutive share issuances; or

•      evidence exists regarding compliance or accounting shortfalls.

For markets such as the tax havens, Australia, Canada, Hong Kong, Japan, Malaysia, Singapore and South Africa (and for outside directors in South Korea) in which nominees’ attendance records are adequately disclosed, the Funds’ U.S. Guidelines with respect to director attendance shall apply.  The same policy shall be applied regarding attendance by statutory auditors of Japanese companies.

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Consider self-nominated director candidates on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such candidates, except that (1) an unqualified candidate will generally not be supported simply to effect a “protest vote” and (2) cases of multiple self-nominated candidates may be considered as a proxy contest if similar issues are raised (e.g., potential change in control).

Generally vote FOR nominees without regard to “over-boarding” issues raised by the Agent unless other concerns requiring CASE-BY-CASE consideration have been raised.

Generally, vote with Agent’s recommendation to withhold support (AGAINST or ABSTAIN, as appropriate) from nominees for whom support has become moot since the time the individual was nominated (e.g., due to death, disqualification or determination not to accept appointment).

Generally, vote with Agent’s recommendation when more candidates are presented than available seats and no other provisions under these Guidelines apply.

For companies incorporated in tax haven markets but which trade exclusively in the U.S., the Funds’ U.S. Guidelines with respect to director elections shall apply.

Board Structure

Generally, vote FOR proposals to fix board size, but also support proposals seeking a board range if the range is reasonable in the context of market practice and anti-takeover considerations.  Proposed article amendments in this regard shall be considered on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals.

Director and Officer Indemnification and Liability Protection

Generally, vote in accordance with the Agent’s standards for indemnification and liability protection for officers and directors, voting AGAINST overly broad provisions.

Independent Statutory Auditors

With respect to Japanese companies that have not adopted the U.S.-style board-with-committees structure, vote AGAINST any nominee to the position of “independent statutory auditor” whom the Agent considers affiliated, e.g., if the nominee has worked a significant portion of his career for the company, its main bank or one of its top shareholders.  Where shareholders are forced to vote on multiple nominees in a single resolution, vote AGAINST all nominees.  In cases in which multiple slates of statutory auditors are presented, generally vote with the Agent’s recommendation, typically to support nominees deemed to be more independent and/or aligned with interests of minority shareholders.

Generally, vote AGAINST incumbent nominees at companies implicated in scandals or exhibiting poor internal controls.

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Key Committees

Generally, vote AGAINST proposals that permit non-board members to serve on the audit, compensation or nominating committee, provided that bundled slates may be supported if no slate nominee serves on the relevant committee(s).  If not otherwise addressed under these Guidelines, consider other negative recommendations from the Agent regarding committee members on a CASE-BY-CASE basis.

Director and Statutory Auditor Remuneration

Consider director compensation plans on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals, while also factoring in the merits of the rationale and disclosure provided.  Generally, vote FOR proposals to approve the remuneration of directors and auditors as long as the amount is not excessive (e.g., significant increases should be supported by adequate rationale and disclosure), there is no evidence of abuse, the recipient’s overall compensation appears reasonable, and the board and/or responsible committee meets exchange standards for independence.  For Toronto Stock Exchange (TSX) issuers, the Agent’s limits with respect to equity awards to non-employee directors shall apply.

Bonus Payments

With respect to Japanese companies, generally vote FOR retirement bonus proposals if all payments are for directors and auditors who have served as executives of the company.  Generally vote AGAINST such proposals if one or more payments are for non-executive, affiliated directors or statutory auditors when one or more of the individuals to whom the grants are being proposed (1) has not served in an executive capacity for the company for at least three years or (2) has been designated by the company as an independent statutory auditor, regardless of the length of time he/she has served.  In all markets, if issues have been raised regarding a scandal or internal controls, generally vote AGAINST bonus proposals for retiring directors or continuing directors or auditors when culpability can be attributed to the nominee (e.g., if a Fund is also voting AGAINST the nominee under criteria herein regarding issues of scandal or internal controls), unless bundled with bonuses for a majority of directors or auditors a Fund is voting FOR.

Stock Option Plans for Independent Internal Statutory Auditors

With respect to Japanese companies, follow the Agent’s guidelines with respect to proposals regarding option grants to independent internal statutory auditors or other outside parties, generally voting AGAINST such plans.

Compensation Plans

Unless otherwise provided for herein, votes with respect to compensation plans, and awards thereunder or capital issuances in support thereof, should be determined on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such plans, considering quantitative or qualitative factors as appropriate for the market.

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Amendment Procedures for Equity Compensation Plans and ESPPs

For TSX issuers, votes with respect to amendment procedures for security-based compensation arrangements and employee share purchase plans shall generally be cast in a manner designed to preserve shareholder approval rights, with voting decisions generally based on the Agent’s recommendation.

Shares Reserved for Equity Compensation Plans

Unless otherwise provided for herein, voting decisions shall generally be based on the Agent’s methodology, including classification of a company’s stage of development as growth or mature and the corresponding determination as to reasonability of the share requests.

Generally, vote AGAINST equity compensation plans (e.g., option, warrant, restricted stock or employee share purchase plans or participation in company offerings such as IPOs or private placements), the issuance of shares in connection with such plans, or related management proposals (e.g., article amendments) that:

•      exceed Agent’s recommended dilution limits, including cases in which the Agent suggests dilution cannot be fully assessed (e.g., due to inadequate disclosure);

•      provide deep or near-term discounts to executives or directors, unless discounts to executives are deemed by the Agent to be adequately mitigated by other requirements such as long-term vesting (e.g., Japan) or broad-based employee participation otherwise meeting Agent’s standards (e.g., France);

•      are administered with discretion by potential grant recipients, unless such discretion is deemed acceptable by the Agent due to market practice or other mitigating provisions;

•      provide for retirement benefits or equity incentive awards to outside directors if not in line with market practice (e.g., Australia, Belgium, The Netherlands);

•      permit financial assistance in the form of non-recourse (or essentially non-recourse) loans in connection with executive’s participation;

•      for matching share plans, do not meet the Agent’s standards, considering holding period, discounts, dilution, participation, purchase price and performance criteria;

•      provide for vesting upon change in control if deemed by the Agent to evidence a conflict of interest or anti-takeover device or if the change in control definition is too liberal (e.g., does not result in actual change in control);

•      provide no disclosure regarding vesting or performance criteria (provided that proposals providing disclosure in one or both areas, without regard to Agent’s criteria for such disclosure, shall be supported provided they otherwise satisfy these Guidelines);

•      permit post-employment vesting if deemed inappropriate by the Agent;

•      allow plan administrators to make material amendments without shareholder approval unless adequate prior disclosure has been provided, with such voting decisions generally based on the Agent’s approach to evaluating such plans; or

•      provide for retesting in connection with achievement of performance hurdles unless the Agent’s analysis indicates that (1) performance targets are adequately increased in proportion to the additional time available, (2) the retesting is de minimis as a percentage of overall compensation or is acceptable relative to market practice, or (3) the issuer has committed to cease retesting within a reasonable period of time.

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Generally, vote FOR such plans/awards or the related issuance of shares that (1) do not suffer from the defects noted above, or (2) otherwise meet the Agent’s tests if the considerations raised by the Agent pertain primarily to performance hurdles, contract or notice periods, discretionary bonuses, recruitment awards, retention incentives, non-compete payments or vesting upon change in control (other than addressed above), if the company has provided adequate disclosure and/or a reasonable rationale regarding the relevant plan/award, practice or participation, the recipient’s overall compensation appears reasonable, and the board and/or responsible committee meets exchange standards for independence.  Unless otherwise provided for herein, market practice of the primary country in which a company does business, or in which an employee is serving, as applicable, shall supersede that of the issuer’s domicile.

Consider proposals in connection with such plans or the related issuance of shares in other instances on a CASE-BY-CASE basis.

Remuneration Reports

Generally, withhold support (AGAINST or ABSTAIN as appropriate for specific market and level of concerns identified by the Agent) from remuneration reports that include compensation plans permitting:

(1)   practices or features not supported under these Guidelines, including financial assistance under the conditions described above;

(2)   retesting deemed by the Agent to be excessive relative to market practice (irrespective of the Agent’s support for the report as a whole);

(3)   long-term incentive plans deemed by the Agent to be inadequately based on equity awards (e.g., cash-based plans);

(4)   equity award valuation triggering a negative recommendation from the Agent; or

(5)   provisions for retirement benefits or equity incentive awards to outside directors if not in line with market practice, except that reports will generally be voted FOR if contractual components are reasonably aligned with market practices on a going-forward basis (e.g., existing obligations related to retirement benefits or terms contrary to evolving standards would not preclude support for the report).

Reports receiving the Agent’s support and not triggering the concerns cited above will generally be voted FOR.  Unless otherwise provided for herein, reports not receiving the Agent’s support due to concerns regarding severance/termination payments, “leaver” status, incentive structures and vesting or performance criteria not otherwise supported by these Guidelines shall be considered on a CASE-BY-CASE basis, generally voted FOR if the company has provided a reasonable rationale and/or adequate disclosure regarding the matter(s) under consideration, the recipient’s overall compensation appears reasonable, and the board and/or responsible committee meets exchange standards for independence.  Reports with typically unsupported features may be voted FOR in cases in which the Agent recommends their initial support as the issuer or market transitions to better practices (e.g., having committed to new regulations or governance codes).

Shareholder Proposals Regarding Executive and Director Pay

The Funds’ U.S. Guidelines with respect to such shareholder proposals shall apply.

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General Share Issuances

Unless otherwise provided for herein, voting decisions shall generally be based on the Agent’s practice to determine support for general issuance requests (with or without preemptive rights), or related requests to repurchase and reissue shares, based on their amount relative to currently issued capital, appropriate volume and duration parameters, and market-specific considerations (e.g., priority right protections in France, reasonable levels of dilution and discount in Hong Kong).  Requests to reissue repurchased shares will not be supported unless a related general issuance request is also supported.

Consider specific issuance requests on a CASE-BY-CASE basis based on the proposed use and the company’s rationale.

Generally, vote AGAINST proposals to issue shares (with or without preemptive rights), convertible bonds or warrants, to grant rights to acquire shares, or to amend the corporate charter relative to such issuances or grants in cases in which concerns have been identified by the Agent with respect to inadequate disclosure, inadequate restrictions on discounts, failure to meet the Agent’s standards for general issuance requests, or authority to refresh share issuance amounts without prior shareholder approval.

Generally, vote AGAINST nonspecific proposals authorizing excessive discretion to a board, as assessed by the Agent.

Increases in Authorized Capital

Unless otherwise provided for herein, voting decisions should generally be based on the Agent’s approach, as follows.  Generally:

•      Vote FOR nonspecific proposals, including bundled proposals, to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

•      Vote FOR specific proposals to increase authorized capital, unless:

•      the specific purpose of the increase (such as a share-based acquisition or merger) does not meet these Guidelines for the purpose being proposed; or

•      the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

•      Vote AGAINST proposals to adopt unlimited capital authorizations.

•      The Agent’s market-specific exceptions to the above parameters (e.g., The Netherlands, due to hybrid market controls) shall be applied.

Preferred Stock

Unless otherwise provided for herein, voting decisions should generally be based on the Agent’s approach, including:

•      Vote FOR the creation of a new class of preferred stock or issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

•      Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets the Agent’s guidelines on equity issuance requests.

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•      Vote AGAINST the creation of (1) a new class of preference shares that would carry superior voting rights to the common shares or (2) blank check preferred stock unless the board states that the authorization will not be used to thwart a takeover bid.

Poison Pills/Protective Preference Shares

Generally, vote AGAINST management proposals in connection with poison pills or anti-takeover activities (e.g., disclosure requirements or issuances, transfers or repurchases) that do not meet the Agent’s standards.  Generally vote in accordance with Agent’s recommendation to withhold support from a nominee in connection with poison pill or anti-takeover considerations when culpability for the actions can be specifically attributed to the nominee.  Generally DO NOT VOTE AGAINST director remuneration in connection with poison pill considerations raised by the Agent.

Waiver on Tender-Bid Requirement

Generally, consider proposals on a CASE-BY-CASE basis seeking a waiver for a major shareholder from the requirement to make a buyout offer to minority shareholders, voting FOR when little concern of a creeping takeover exists and the company has provided a reasonable rationale for the request.

Approval of Financial Statements and Director and Auditor Reports

Generally, vote FOR management proposals seeking approval of financial accounts and reports, unless there is concern about the company’s financial accounts and reporting, which, in the case of related party transactions, would include concerns raised by the Agent regarding consulting agreements with non-executive directors but not severance/termination payments exceeding the Agent’s standards for multiples of annual compensation, provided the recipient’s overall compensation appears reasonable and the board and/or responsible committee meets exchange standards for independence.  Unless otherwise provided for herein, reports not receiving the Agent’s support due to other concerns regarding severance/termination payments not otherwise supported by these Guidelines shall be considered on a CASE-BY-CASE basis, factoring in the merits of the rationale and disclosure provided and generally voted FOR if the overall compensation package and/or program at issue appears reasonable.  Generally, vote AGAINST board-issued reports receiving a negative recommendation from the Agent due to concerns regarding independence of the board or the presence of non-independent directors on the audit committee.  However, generally do not withhold support from such proposals in connection with remuneration practices otherwise supported under these Guidelines or as a means of expressing disapproval of broader practices of the issuer or its board.

Remuneration of Auditors

Generally, vote FOR proposals to authorize the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.

Indemnification of Auditors

Generally, vote AGAINST proposals to indemnify auditors.

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Ratification of Auditors and Approval of Auditors’ Fees

For Canadian issuers, the Funds’ U.S. Guidelines with respect to auditors and auditor fees shall apply.  For other markets, generally, follow the Agent’s standards for proposals seeking auditor ratification or approval of auditors’ fees, which indicate a vote FOR such proposals for companies in the MSCI EAFE index, provided the level of audit fee disclosure meets the Agent’s standards.  In other cases, generally vote FOR such proposals unless there are material concerns raised by the Agent about the auditor’s practices or independence.

Audit Commission

Consider nominees to the audit commission on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such candidates.

Allocation of Income and Dividends

With respect to Japanese companies, consider management proposals concerning allocation of income and the distribution of dividends, including adjustments to reserves to make capital available for such purposes, on a CASE-BY-CASE basis, generally voting with the Agent’s recommendations to support such proposals unless:

•      the dividend payout ratio has been consistently below 30 percent without adequate explanation; or

•      the payout is excessive given the company’s financial position.

Consider such proposals by issuers in other markets on a CASE-BY-CASE basis if the Agent makes a negative recommendation.  In any markets, in the event management offers multiple dividend proposals on the same agenda, primary consideration shall be given to input from the relevant Investment Professional(s) and voted with the Agent’s recommendation if no input is received.

Stock (Scrip) Dividend Alternatives

Generally, vote FOR most stock (scrip) dividend proposals, but vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Debt Instruments

Generally, vote AGAINST proposals authorizing excessive discretion, as assessed by the Agent, to a board to issue or set terms for debt instruments (e.g., commercial paper).

Debt Issuance Requests

When evaluating a debt issuance request, the issuing company’s present financial situation is examined.  The main factor for analysis is the company’s current debt-to-equity ratio, or gearing level.  A high gearing level may incline markets and financial analysts to downgrade the company’s bond rating, increasing its investment risk factor in the process.  A gearing level up to 100 percent is considered acceptable.

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Generally, vote FOR debt issuances for companies when the gearing level is between zero and 100 percent.  Review on a CASE-BY-CASE basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent, or for which inadequate disclosure precludes calculation of the gearing level, comparing any such proposed debt issuance to industry and market standards, and with voting decisions generally based on the Agent’s approach to evaluating such requests.

Financing Plans

Generally, vote FOR the adoption of financing plans if they are in the best economic interests of shareholders.

Related Party Transactions

Consider related party transactions on a CASE-BY-CASE basis.  Generally, vote FOR approval of such transactions unless the agreement requests a strategic move outside the company’s charter or contains unfavorable or high-risk terms (e.g., deposits without security interest or guaranty).

Approval of Donations

Generally, vote AGAINST such proposals unless adequate, prior disclosure of amounts is provided; if so, single- or multi-year authorities may be supported.

Capitalization of Reserves

Generally, vote FOR proposals to capitalize the company’s reserves for bonus issues of shares or to increase the par value of shares.

Investment of Company Reserves

These proposals should generally be analyzed on a CASE-BY-CASE basis, with primary consideration given to input from the Investment Professional(s) for a given Fund.

Article Amendments

Review on a CASE-BY-CASE basis all proposals seeking amendments to the articles of association.

Generally, vote FOR an article amendment if:

•      it is editorial in nature;

•      shareholder rights are protected;

•      there is negligible or positive impact on shareholder value;

•      management provides adequate reasons for the amendments or the Agent otherwise supports management’s position;

•      it seeks to discontinue and/or delist a form of the issuer’s securities in cases in which the relevant Fund does not hold the affected security type; or

•      the company is required to do so by law (if applicable).

Generally, vote AGAINST an article amendment if:

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•      it removes or lowers quorum requirements for board or shareholder meetings below levels recommended by the Agent;

•      it reduces relevant disclosure to shareholders;

•      it seeks to align the articles with provisions of another proposal not supported by these Guidelines;

•      it is not supported under these Guidelines, is presented within a bundled proposal, and the Agent deems the negative impact, on balance, to outweigh any positive impact; or

•      it imposes a negative impact on existing shareholder rights, including rights of the Funds, to the extent that any positive impact would not be deemed by the Agent to be sufficient to outweigh removal or diminution of such rights.

With respect to article amendments for Japanese companies:

•      Generally vote FOR management proposals to amend a company’s articles to expand its business lines.

•      Generally vote FOR management proposals to amend a company’s articles to provide for an expansion or reduction in the size of the board, unless the expansion/reduction is clearly disproportionate to the growth/decrease in the scale of the business or raises anti-takeover concerns.

•      If anti-takeover concerns exist, generally vote AGAINST management proposals, including bundled proposals, to amend a company’s articles to authorize the Board to vary the annual meeting record date or to otherwise align them with provisions of a takeover defense.

•      Generally follow the Agent’s guidelines with respect to management proposals regarding amendments to authorize share repurchases at the board’s discretion, voting AGAINST proposals unless there is little to no likelihood of a “creeping takeover” (major shareholder owns nearly enough shares to reach a critical control threshold) or constraints on liquidity (free float of shares is low), and where the company is trading at below book value or is facing a real likelihood of substantial share sales; or where this amendment is bundled with other amendments which are clearly in shareholders’ interest.

Other Business

In connection with global proxies, vote in accordance with the Agent’s market-specific recommendations on management proposals for Other Business, generally AGAINST.

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Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a) (1) Portfolio Management. The following individuals share responsibility for the day-to-day management of the Fund’s portfolio:

Daniel A. Norman. Mr. Norman is Senior Vice President and Senior Portfolio Manager in the Senior Debt Group, and has served in that capacity since November 1999. Prior to that, Mr. Norman was Senior Vice President and Portfolio Manager in the Senior Debt Group (since April 1995). Mr. Norman also serves as Senior Vice President and Treasurer of the Fund (since January 2001), and he serves as Senior Vice President and Treasurer of ING Prime Rate Trust, another closed-end fund sub-advised by ING IM that invests primarily in Senior Loans. Mr. Norman has co-managed the Fund with Jeffrey A. Bakalar and Curtis F. Lee since April of 2001.

Jeffrey A. Bakalar. Mr. Bakalar is Senior Vice President and Senior Portfolio Manager in the Senior Debt Group, and has served in that capacity since November 1999. Prior to that, Mr. Bakalar was Senior Vice President and Portfolio Manager in the Senior Debt Group (since January 1998). Before joining ING Groep, Mr. Bakalar was Vice President of The First National Bank of Chicago (from 1994 to 1998). Mr. Bakalar also serves as Senior Vice President of the Fund (since January 2001) and as Senior Vice President of ING Prime Rate Trust, another closed-end fund sub-advised by ING IM that invests primarily in Senior Loans. Mr. Bakalar co-managed the Fund with Mr. Norman and Mr. Lee since April of 2001.

(a) (2) (i-iii) Other Accounts Managed

The following table shows the number of accounts and total assets in the accounts managed by the portfolio managers as of February 28, 2009.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accts*
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Daniel A. Norman	2	$1,628,411,912	12	$4,558,709,884	0	0
Jeffrey A. Bakalar	2	$1,628,411,912	12	$4,558,709,884	0	0

*  Of these other accounts, none have an advisory fee based on performance.

(a) (2) (iv) Conflicts of Interest

A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to a Portfolio.  These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs and hedge funds.  Potential conflicts may arise out of the implementation of differing investment strategies for the portfolio manager’s various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager’s accounts.

A potential conflict of interest may arise as a result of the portfolio manager’s responsibility for multiple accounts with similar investment guidelines.  Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity.  Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

A portfolio manager may also manage accounts whose objectives and policies differ from those of the Portfolio.  These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager.  For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while the Portfolio maintained its position in that security.

A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees – the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities.  This conflict may be heightened where an account is subject to a performance-based fee.

As part of its compliance program, ING IM has adopted policies and procedures reasonably designed to address the potential conflicts of interest described above.  Finally, a potential conflict of interest may arise because the investment mandates for certain other accounts, such as hedge funds, may allow extensive use of short sales, which, in theory, could allow them to enter into short positions in securities where other accounts hold long positions. ING IM has policies and procedures reasonably designed to limit and monitor short sales by the other accounts to avoid harm to the Portfolios.

(a) (3) Compensation

Compensation consists of (a) fixed base salary; (b) bonus which is based on ING IM’s performance, one- and three- year pre-tax performance of the accounts the portfolio managers are primarily and jointly responsible for relative to account benchmarks and peer universe performance, and revenue growth of the accounts they are responsible for; and (c) long-term equity awards tied to the performance of our parent company, ING Groep.

Portfolio managers are also eligible to participate in an annual cash incentive plan.  The overall design of the ING IM annual incentive plan was developed to closely tie pay to performance, structured in such a way as to drive performance and promote retention of top talent.  As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators.  Investment performance is measured on both relative and absolute performance in all areas.  ING IM has a defined index, the Standard & Poor’s (“S&P’s”) LSTA Leveraged Loan Index and, where applicable, peer groups including but not limited to Russell, Morningstar, Lipper and Lehman and set performance goals to appropriately reflect requirements for each investment team.  The measures for each team are outlined on a “scorecard” that is reviewed on an annual basis.  These scorecards reflect a comprehensive approach to measuring investment performance versus both benchmarks and peer groups over one and three year periods and year-to-date net cash flow (changes in the accounts’ net assets not attributable to changes in the value of the accounts’ investments) for all accounts managed by the team.  The results for overall IIM scorecards are calculated on an asset weighted performance basis of the individual team scorecards.

Investment professionals’ performance measures for bonus determinations are weighted by 25% being attributable to the overall ING IM performance and 75% attributable to their specific team results (60% investment performance and 15% revenue).

Based on job function, internal comparators and external market data, portfolio managers participate in the ING Long-Term Incentive Plan.  Plan awards are based on the current year’s performance as defined by the ING IM component of the annual incentive plan.  The awards vest in three years and are paid in a combination of ING restricted stock, stock options and restricted performance units.

Portfolio managers whose fixed base salary compensation exceeds a particular threshold may participate in ING’s deferred compensation plan.  The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, ING stock or at an annual fixed interest rate.  Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.

(a) (4) Ownership of Securities

The following table shows the dollar range of shares of the Fund owned by each team member as of February 28, 2009, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

Portfolio Manager	Dollar Range of Fund Shares Owned
Daniel A. Norman	none
Jeffrey A. Bakalar	none

(b)                                 Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

None

Item 10.  Submission of Matters to a Vote of Security Holders.

The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board.  The Committee currently consists of all Independent Trustees of the Board (6 individuals).  The Nominating Committee operates pursuant to a Charter approved by the Board.  The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board.  In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met.  Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees.  A shareholder nominee for director should be submitted in writing to the Fund’s Secretary.  Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating Committee.  To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.

Item 11.  Controls and Procedures.

(a)                                  Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)                                 There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

(3)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Senior Income Fund

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: May 8, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: May 8, 2009

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: May 8, 2009